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                               MORGAN STANLEY
                     SELECT DIMENSIONS INVESTMENT SERIES







                             SEMI-ANNUAL REPORT
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                                JUNE 30, 2002


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Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders.............................    1
Fund Performance.......................................   17
Portfolio of Investments:
    Money Market.......................................   19
    North American Government Securities...............   21
    Diversified Income.................................   23
    Balanced Growth....................................   41
    Utilities..........................................   49
    Dividend Growth....................................   54
    Value-Added Market.................................   57
    Growth.............................................   69
    American Opportunities.............................   72
    Capital Opportunities..............................   78
    Global Equity......................................   80
    Developing Growth..................................   85
    Emerging Markets...................................   89
Financial Statements:
    Statement of Assets and Liabilities................   94
    Statement of Operations............................   96
    Statement of Changes in Net Assets.................   98
Notes to Financial Statements..........................  108
Financial Highlights...................................  118
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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002

Dear Shareholder:
As 2002 began, the United States economy showed preliminary signs of emerging from recession. While this trend continued throughout the first half of the year, the quality of the data was uneven. Initial jobless claims, for example, settled below 400,000 per week for about seven weeks during the first quarter, rose back into the 400,000s for 10 weeks and again settled below the 400,000 level for the last five weeks of the review period. Several consumption data series and consumer confidence series posted strong gains through much of the review period but fell for the last month or two.

Before the beginning of the period, U.S. monetary and fiscal policy had both become focused on stimulating economic growth. Although most analysts are inclined to believe that those policy adjustments will underpin economic recovery, a series of accounting scandals and resulting equity-market weakness have created some doubt about the economic outlook for the period ahead.

Equity Overview
During the six months ended June 30, 2002, the stock market declined more than 13 percent, as measured by the Standard & Poor's 500 Index (S&P 500)(1). Since early January there has been a tug of war between cyclical forces and investors' concerns about corporate governance, balance sheet integrity and the magnitude of the economic recovery. Although the weakness in equities were fairly broad based, technology companies were hit especially hard, resulting from corporations trimming their spending on information technology and renewed rounds of downward earnings revisions in the telecommunications sector. For the first time in any postwar recession, consumer spending on durables did not decline. Instead, consumer spending in this area remained steadfast despite record high debt levels and record low savings. Even a ratcheting up of unemployment did not deter this spending. As a result, the consumer cyclical area uncharacteristically led both the economy and the stock market in performance.

Investors continued to be concerned about the potential for more terrorist attacks that could suddenly send stock prices plunging. Also, a steady stream of accounting scandals -- culminating with WorldCom's admission that it improperly accounted for $3.8 billion in expenses -- had an enormous effect on the market.
Complicating the environment, stock investors were concerned by a perceived lack of integrity of Wall Street research. Further, growth stocks, even after several years of falling valuations, continued to be highly valued relative to their earnings growth. This situation put additional downward pressure on stock prices.

------------------------
(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a
broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The
Index is unmanaged and should not be considered an investment.
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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Fixed-Income Overview
The U.S. Treasury market responded with two-year yields rising during the first quarter but then declining as subsequent data suggested less robust growth. The yield on the two-year Treasury note rose by 68 basis points to 3.71 percent at the end of March. Then, as data suggested a more protracted recovery, two-year yields fell to 2.71 percent. Yields for longer-dated securities, which tend to be less tethered to federal-funds-rate expectations posted less-dramatic changes. The 10-year note yield, for example, rose by 34 basis points and fell by 70, ending the period at 4.80 percent.

Yields for corporate securities and mortgage-backed securities were somewhat generous at the beginning of the period. While the first of the major accounting scandals broke last year, accounting problems became serialized as the period progressed. The mortgage market, which is virtually free from credit concerns, performed relatively well during the period. The corporate market split in two, with credits issued by companies thought to have employed questionable accounting practices performing poorly and other credits performing well. With several once well-regarded credits getting into serious trouble, there was a cloud over the market. Falling equity prices contributed to the problem as firms with less equity capital found borrowing conditions increasingly restrictive.

International Overview
It was a difficult period for European equities, which entered into their third year of negative returns. Investors' confidence was undermined by the repeated postponement of any upturn in profits in 2002. Selling pressures were further strengthened by accounting irregularities across the Atlantic and mixed economic indicators across the continent.

The profitability of European corporations came under renewed pressure as economic weakness around the globe continued. Domestic demand has therefore become a key component to fueling a recovery, but unfortunately the continent's largest economy, Germany, continued to show weak numbers. Because 2002 is an election year, there is little to expect on the deregulation and labor market front. Furthermore, the tight budget discipline devised in the run-up to the creation of the euro has left very little room for the German treasury to encourage domestic demand. French domestic consumption was also weaker, owing to political uncertainty, with both presidential and parliamentary elections taking place. All in all, a pickup in domestic demand did not compensate for weakness elsewhere in the world, and companies could give no visibility on the prospects of a recovery. On a brighter note, a major positive factor for equities is the continuing shift toward a more business-friendly environment across Europe. For example, both France and the Netherlands elected conservative cabinets that pledged to reduce bureaucracy, taxation and red tape.

                                       2
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In the Pacific region, Asia ex-Japan equities have been relatively resilient despite global market turmoil. The current global bear market that is related to the deterioration in investor confidence reflects more accounting uncertainties than economic risks. In fact, most components of the U.S. economy have been on a rising trend but have been ignored by falling equity markets in the midst of dismal revelations of accounting abuse. GDP growth in the United States surprised observers by coming in at 6.1 percent in the first quarter. While the second quarter is expected to be soft, it is quite likely that there will be a re-acceleration during the second half. However, we need to be watchful of consumer sentiment, which has remained resilient so far, collapsing in the months ahead, given that the markets have been extraordinarily depressed.

In the Japanese market, we believe the key to sustained upward movement remains with a soft landing in the United States, a stable currency and continuing strong domestic economic data. Shorter term, it appears that all the shares bought in the March-through-May rally are now showing unrealized losses, which could mean that resistance may be ahead. Longer term, we expect announcements regarding tax reforms to spur the economy; however, economic problems still remain on how to generate sustainable domestic demand-led growth before the markets can rise on a more secular basis. We believe the historically attractive valuations and improving leading indicators for a Japanese cyclical recovery are not fully reflected in share prices.

American Opportunities Portfolio
For the six-month period ended June 30, 2002, American Opportunities Portfolio's
Class X shares produced a total return of -9.54 percent compared to -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's
Class Y shares returned -9.61 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

During the first half of the year, two major strategies aided the Portfolio's performance relative to broader market indices. First, the Portfolio underweighted new-economy sectors and overweighted old-economy sectors.
Industries such as technology and telecommunications were de-emphasized given our expectations for only a modest recovery in capital spending owing to weak corporate balance sheets and tight availability of credit to finance capital expenditures. Health-care services were favored over health-care-products stocks as pricing and demand/supply conditions benefited the former. As a result of projections of a decline in the U.S. dollar and a modest economic rebound, consumer-staple positions were raised to market weighting. Energy and basic-materials holdings were increased as a hedge against a falling dollar and terrorism.

                                       3
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Consumer cyclicals were emphasized because of trends we believed would benefit consumer spending such as tax reductions, lower mortgage rates and availability of credit, and rising real wages. During most of the period under review, valuations strongly favored old-economy stocks over new-economy stocks. That gap greatly narrowed, however, over the course of the period.

As a result of high relative valuations and complex accounting issues, we underweighted the top-50 names in the S&P 500 during the first half of the year.

Calendar year 2002 began optimistically, reflecting the notion that the economy had bottomed toward the end of 2001 and with it the stock market. While we believe it appears that the economic decline is over, the recovery is progressing more slowly than expected and seems more similar to the 1990-92 experience, which was an atypical, prolonged recovery cycle. This realization has lead to a downdraft in earnings expectations, which initially depressed stock market performance. At the same time, however, this scenario may have set the stage for more attainable earnings expectations during the second half of the year.

On the equity side, valuations have also been undergoing a reevaluation. It now appears that economic growth potential and therefore earnings growth may be slower going forward than in the prior decade. In addition, new risks have come to the fore, such as terrorism, currency instability, high corporate and consumer debt levels, and corporate governance and accounting issues. These developments have led to a compression of stock valuations.

We believe that the current economic rebound will sustain itself through the second half of 2002. Inventory restocking should provide a lift to the industrial and manufacturing sectors in the third or fourth quarters of the year. We will be monitoring the progress of that restocking. However, we anticipate that it will proceed at a pace that falls below consensus expectations. As a result, we do not expect to overweight capital-goods stocks in the near term.

In our opinion, the consensus views for 2003's economic outlook are currently too positive. Longer lead indicators suggest that growth in 2003 may be slower than in 2002. If interest rates decline significantly and monetary supply reaccelerates, we will become more optimistic. If economic activity appears likely to slow, however, we expect to reduce our economically sensitive holdings and shift the portfolio to more-stable growth industries such as consumer staples and health care.

                                       4
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Balanced Growth Portfolio
For the six-month period ended June 30, 2002, Balanced Growth Portfolio's
Class X shares produced a total return of -4.35 percent versus -13.15 percent for the S&P 500 and 8.44 percent for the Lehman Brothers U.S. Aggregate
Index(2). For the same period, the Portfolio's Class Y shares returned
-4.46 percent. The performance of the Portfolio's two share classes varies because of differing expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

On June 30, 2002, approximately 60 percent of the Portfolio's assets were allocated to equities, 31 percent to high-quality fixed-income securities and the remaining 9 percent held in cash and cash equivalents. The Portfolio's equity component, which consists of 24 common stocks spread among 19 different industry groups, was relatively fully invested. During the period, the Portfolio's equity component maintained its underexposure to high technology and high price-to-earnings (p/e) stocks, many of which underperformed during the period. Instead, the Portfolio's screening process led to overweightings in basic materials, capital goods and utilities, which enjoyed strong cash flows and attractive dividend yields. In addition, many of these sectors had positive earnings compared with year-earlier results.

At the beginning of the period, yields for most U.S. fixed-income securities were somewhat generous relative to U.S. Treasury securities. Consequently, we increased the Portfolio's allocations to both mortgage-backed and corporate securities. As the period progressed, mortgages became relatively expensive, affording an opportunity to take profits on a portion of the position. Some corporate securities underperformed amidst accounting scandals, while those that did not pose accounting issues performed well.

Capital Opportunities Portfolio
For the six-month period ended June 30, 2002, Capital Opportunities Portfolio's
Class X shares produced a total return of -32.48 percent versus -3.21 percent for the S&P MidCap 400 Index.(3) For the same period, the Portfolio's Class Y shares returned -32.51 percent. The performance of the Portfolio's two

------------------------
(2) The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S.
government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Standard & Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The
Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

                                       5
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share classes varies because of differing expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

According to TCW Investment Management Company (TCW), the Portfolio's sub-advisor, the Portfolio's underperformance relative to its benchmark resulted from a significant concentration in the technology sector, primarily information technology (IT). As stated, the technology sector was hit particularly hard during the six-month period under review. TCW believes that corporate IT spending will recover as firms still need to improve their productivity.

On April 25, 2002, the Board of Trustees of the Portfolio determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors
Inc, (the Investment Manager) and TCW. Therefore effective on or about
October 1, 2002, TCW will cease to serve as the sub-advisor of the Portfolio and the Investment Manager will assume direct responsibility for investment of the Portfolio's assets. In managing the Portfolio, the Investment Manager expects to pursue substantially the same investment strategies as those described in the Portfolio's prospectus. The Investment Manager's Small/Mid-Cap Growth Team will manage the Capital Opportunities Portfolio. Current members of the team include
Dennis Lynch, Executive Director, and David Cohen, Vice President.

Developing Growth Portfolio
For the six-month period ended June 30, 2002, Developing Growth Portfolio's
Class X shares produced a total return of -14.99 percent versus 2.49 percent for the Russell 2000 Index(4). For the same period, the Portfolio's Class Y shares returned -15.11 percent. The performance of the Portfolio's two share classes varies because of differing expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's underperformance relative to its benchmark during this period was mainly attributable to the market's dramatic preference for value at the expense of growth. As an illustration, during the reporting period, the Russell
2000 Growth Index returned -17.35%, while the Russell 2000 Value Index returned
7.26%. This was reflected in the Portfolio's overweighting of such traditional growth sectors as technology and health care, the two worst-performing sectors, and its underweighting of more defensive/value sectors such as financial services and materials & processing, which were the two strongest-performing sectors

------------------------
(4) The Russell 2000 Index is a capitalization-weighted index that comprises the
2000 smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

                                       6
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during the period. It was also evident in our stock selection, which particularly hurt performance in financial services, utilities, and materials &
processing. For example, within financial services, many of the better performers tended to be REITs and regional banks, areas in which we had few holdings. Within utilities, the wireless service providers that we owned negatively impacted performance. On a positive note, our overweightings in consumer discretionary and consumer staples helped performance, and stock selection was strong within these sectors as well. In addition, a number of our more stable growth health care holdings performed strongly.

During the first half of 2002, we significantly reduced our weighting in technology and increased exposure to consumer discretionary stocks, particularly restaurants and specialty retail. We also added to consumer staples, materials & processing, and energy; while reducing holdings in media, defense and utilities. In general, we tried to strike a balance between stable growth stocks with strong free cash flow and more aggressive growth stocks that are positioned to perform well during an economic recovery. The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will at some point take hold. As mentioned, we remain invested in a mix of stable and cyclical growth companies and continue to focus on intense fundamental research.

Diversified Income Portfolio
For the six-month period ended June 30, 2002, Diversified Income Portfolio's
Class X shares produced a total return of 3.02 percent versus 3.33 percent for the Lehman Brothers Intermediate U.S. Government/ Credit Index(5). For the same period, the Portfolio's Class Y shares returned 3.05 percent. The performance of the Portfolio's two share classes varies because of differing expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's return can be attributed to strong performances from its global and government/mortgage portions. The Portfolio's high-yield component detracted from performance. The Portfolio's global component benefited from gains in non-dollar currencies relative to the U.S. dollar and positive

------------------------
(5) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S.
government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

                                       7
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performances for global bond markets. The government/mortgage component benefited from a net decline in yields. The high-yield component's holdings in the B-rated sector of the high-yield market and in telecommunications-related industries hampered performance.

HIGH-YIELD SECURITIES COMPONENT. While June may have been the single worst month in the history of the high-yield market, this six-month period generally represented a period of relative stability after a very troubled three-year stretch. Lower-rated and telecommunications-related securities continued to experience difficulty, but the weakness appeared to be less pervasive during the first five months of the period than in the previous three years. The pronounced weakness in June was largely attributable to individual companies that were believed to have been too aggressive in their accounting practices or even to have violated the law.

GLOBAL SECURITIES COMPONENT. Throughout the period under review, the Portfolio continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income levels. The global portion benefited from gains in non-dollar currencies and the global markets as U.S. and global economic data became somewhat uneven and as accounting scandals and equity-market weakness undermined confidence in the U.S. dollar.

U.S. GOVERNMENT/MORTGAGE-BACKED SECURITIES COMPONENT. U.S. Treasury yields rose on evidence of an economic recovery and fell as that evidence became somewhat less clear. Accounting scandals and equity-market weakness contributed to questions about the economic outlook and a decline in yields. On balance, higher-quality, dollar-denominated securities performed well. This portion of the Portfolio also benefited both from adjustments in its interest-rate sensitivity and a reduction in its allocation to mortgage-backed securities.

Dividend Growth Portfolio
For the six-month period ended June 30, 2002, Dividend Growth Portfolio's
Class X shares posted a total return of -3.22 percent versus -13.15 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned
-3.34 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's performance outpaced that of the S&P 500, owing in part to its underexposure to technology and high price-to-earnings stocks, many of which underperformed during the period. The Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which enjoyed strong cash flows and attractive dividend yields.

                                       8
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On June 30, 2002, the Portfolio was relatively fully invested. Portfolio transactions during the period included a reallocation of assets to reflect a more-accurate use of the dividend-growth discipline. As a result, holdings in
Tyco International and Reliant Energy were liquidated. Shares of Travelers
Property and Casualty were added. At the end of the six-month period, the
Portfolio was invested in 65 common stocks spread among 36 different industry groups.

Emerging Markets Portfolio
For the six-month period ended June 30, 2002, the Emerging Markets Portfolio's total return was 2.21 percent, compared to 2.07 percent for The S&P/ IFCI
Emerging Markets Index(6). Emerging equity markets went through another volatile period during the first half of 2002. After having rallied sharply early in the year, emerging markets declined for a number of reasons including the fall in the U.S. markets, caution over the outlook for the U.S. economy, concerns about corporate accounting and governance and localized political issues. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The emerging equity markets got off to a slow start during the period. The markets were plagued by negative investor sentiment and a general lack of appetite for risk as the world's developed equity markets chalked up loss after loss. Their malaise only worsened in the weeks immediately following the terrorist attacks of September 11.

The emerging markets broke out of this pattern when they hit bottom on September 21. The change was driven by a number of factors; chief among them was the fact that the U.S. economy appeared to be showing signs of growth. Investors were also heartened by progress in Afghanistan, as well as the falling price of oil. All these factors appeared to bode well for an impending U.S. recovery, which would in turn boost demand for the goods produced by the largely export-driven economies of the Asian markets. The Latin American markets, which have been perceived as key beneficiaries of a convergence trend with North
America, have as a result also responded positively to the potential for U.S.
growth.

The news was not all good in the emerging markets, however. Argentina's condition went from bad to worse as a succession of governments failed to avert default, then proved incapable of improving the

------------------------
(6) The S&P/ IFCI Emerging Markets Index is a broad, neutral and historically consistent benchmark for the emerging markets. The Index includes Latin America,
East Asia, South Asia, Europe, the Mideast and Africa, reflecting restriction on foreign investment, market capitalization, and liquidity. The Index does not include any expenses, fees or charges.

                                       9
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country's bleak economic situation. In spite of these troubles, the Latin
American markets appeared to shrug off Argentina's losses to perform on their own merits. This further reassured investors in the asset class, who were relieved not to see a replay of the risk contagion experienced in the Asian crisis of the late 1990s.

The emerging markets suffered another reversal in the last month of the period, however, when selling overtook them. In our opinion, much of the selling in Latin America was the result of uncertainty over the results of Brazil's upcoming presidential election, which showed signs of swinging the country into a less positive economic direction. Within the Asian markets, we believe that much of the selling was the result of profit taking by investors who had enjoyed a steep run-up in technology shares.

The Board of the Trustees has recommended the liquidation of the Emerging
Markets Portfolio. If approved by the shareholders, the liquidation will occur on or about September 23, 2002. The value of those Emerging Markets portfolio shares will be transferred to the Money Market Portfolio of the Morgan Stanley
Select Dimensions Investment Series. This transaction is a non-taxable event.

Global Equity Portfolio
For the six-month period ended June 30, 2002, Global Equity Portfolio's Class X shares produced a total return of -5.09 percent, compared to -5.18 percent for the Morgan Stanley Capital International (MSCI) World Index(7). The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

Global capital markets were weak in the first half of 2002. Most equity markets sagged, burdened by mixed signals about the pace of global economic recovery, accounting and corporate governance scandals in the United States and a weakening U.S. dollar. The Portfolio's performance relative to its benchmark was favorably impacted by its overweighting to the Japanese market and overweighted positions in the energy and materials sectors. The Portfolio's overweighted positions in technology hardware and pharmaceuticals detracted from performance.

------------------------
(7) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North
America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The
Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

                                       10
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At period end, the Portfolio's regional weighting targets were 51.0 percent in
North America (underweighted relative to the MSCI World Index), 34.0 percent in
Europe (overweighted), 11.0 percent in Japan (overweighted) and 2.50 percent in
Asia (underweighted). The remaining 1.50 percent was held in cash and cash equivalents.

The Portfolio's top holdings included: Oxford Health Plans Inc. (United States, health care), Lockheed Martin Corp. (United States, aerospace and defense), Bed
Bath and Beyond (United States, specialty retail), Ricoh (Japan, office electronics), Exxon Mobil (United States, integrated oil) and UBS (Switzerland, diversified financial).

Growth Portfolio
For the six-month period ended June 30, 2002, Growth Portfolio's Class X shares posted a total return of -17.83 percent versus -13.15 percent for the S&P 500.
For the same period, the Portfolio's Class Y shares returned -17.90 percent. The performance of the Portfolio's two share classes varies because of differing expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio lagged the S&P 500 Index primarily as a result of sector allocation. Detractors included energy where the exposure was focused within oil services, which we view as a hedge against the possibility of war. We believe the stocks bottomed in the second quarter. Stock selection in technology was favorable compared to the index, although it was still the weakest segment of the index and the second weakest in the Portfolio. Within technology, we have maintained the strategy of overweighting the largest, and currently most-dominant companies within their respective industries, including Intel, Microsoft and Cisco.

We view financials as a barometer of economic health and the weakness in the sector during the period was reflective of concerns about the economy. During the second quarter, we increased the Portfolio's exposure to names like Citibank and Bank of New York.

Within health care, the Portfolio's exposure to biotech was reduced because of the lack of near-term catalysts for the group. The Portfolio's overweighting in large-cap pharmaceuticals was reduced to roughly a market weight. We currently view the group as attractively priced in light of earnings potential when compared to other market segments such as technology. The Portfolio benefited from its holdings in health-care services, particularly HCA, Amerisource Bergen and Quest Diagnostics.

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Strong performance from General Dynamics and Raytheon helped offset some of the weakness within the defense industry. While Tyco was eliminated from the portfolio in January, the overweighting relative to the Index throughout much of the period adversely affected performance. General Electric continued to be hurt by accounting fears, despite a strong and well-diversified business model. We added to GE on weakness. Underweightings in telecommunications and utilities were beneficial. Within telecom the portfolio owns Verizon and SBC, companies we believe should withstand the shakeout in the industry.

Money Market Portfolio
As of June 30, 2002, the Money Market Portfolio had net assets in excess of $186 million, with an average life of 53 days. For the seven-day period ended
June 30, 2002, the Portfolio provided an effective yield of 1.39 percent and a current yield of 1.39 percent, while its 30-day moving-average yield for June was 1.41 percent. For the six-month period ended June 30, the Portfolio's
Class X shares provided a total return of 0.72 percent, and Class Y shares returned 0.60 percent. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

After cascading throughout 2001 to a 40-year low, short-term rates plateaued during the first half of 2002. The Federal Open Market Committee lowered its target for the federal funds rate to 1.75 percent on December 11, 2001, and has maintained that target thus far in 2002. During the early months of 2002, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. First-quarter GDP indicated that the economy grew at a
6.1 percent annual rate, as compared to growth of 1.7 percent in the fourth quarter of 2001 and contraction of 1.3 percent during the third quarter of last year. Industrial production rose for the fifth straight month in May, after contracting in 14 of the previous 15 months.

On June 30, 2002, approximately 64 percent of the Portfolio was invested in high-quality commercial paper, 31 percent in federal agency obligations and the remaining five percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. Approximately 89 percent of the Portfolio's holdings were due to mature in less than four months. We believe that the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

                                       12

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

We expect the pace of economic activity during the next six months to begin to reflect some improvements as the economy regains its footing. Barring further significant terrorist activity, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery may lead to moderately higher levels of short-term interest rates, which could potentially materialize during the next 12 months.

North American Government Securities Portfolio
For the six-month period ended June 30, 2002, North American Government Securities Portfolio produced a total return of 1.39 percent versus 3.06 percent for the Lehman Brothers U.S. Government Index (1-5 Year)(8). The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

As of June 30, 2002, 100 percent of the Portfolio's assets were invested in the United States. The Portfolio's sub-advisor, TCW Investment Management Company
(TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor those sectors for investment opportunities that it believes would be attractive relative to those in the United States.

TCW's outlook for the mortgage sector is favorable. Call protection remains a major focus of our investment strategy, as it helps minimize the negative impact of increases in prepayment rate risk and enhances returns during periods of declining interest rates. TCW continues to look for well-structured call-protected securities, with the vast majority of its holdings having been issued by the U.S. government and its agencies and instrumentalities.

The Board of Trustees has recommended the liquidation of the North American Government Securities Portfolio. If approved by the shareholders, the liquidation will occur on or about September 23, 2002. The value of those North American Government Securities portfolio shares will be transferred to Money Market Portfolio of Morgan Stanley Select Dimensions Investment Series. This transaction is a non-taxable event.

------------------------
(8) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Utilities Portfolio
For the six-month period ended June 30, 2002, Utilities Portfolio's Class X shares produced a total return of -12.67 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -12.79 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's absolute performance can be attributed to the lackluster performance in the merchant energy and telecom sectors, illustrated by a -12.90 percent return for the AMEX Natural Gas Index and -51.99 percent for the AMEX North American Telecom Index. The Portfolio's relative outperformance compared to the S&P 500 was the result of its defensive portfolio strategy, which included an above-average cash allocation and an emphasis on defensive electric utilities. For reference, the New York Stock Exchange Utilities Index returned -20.74 percent during the period under review.

During the six-month period ended June 30, 2002, the financial markets experienced a high degree of volatility as a result of political turmoil abroad and a soft global economy, including a slower-than-anticipated recovery in the United States. Against this backdrop, the utilities sector posted mixed results. At times, performance was hindered by headlines depicting questionable merchant energy trading practices. At other times, the sector's performance was bolstered by its defensive characteristics, including yield support, amid persistent financial market and macroeconomic uncertainty

Electric utilities, with their defensive characteristics, posted good relative performance as investors sought shelter in the group. Within this group, the independent power producer (IPP) and merchant energy areas were less appealing to investors as these stocks were negatively affected by soft power prices and increased scrutiny over the quality and predictability of energy trading profitability. Energy trading and marketing uncertainty also affected many diversified gas companies that were still reeling from the Enron bankruptcy.

The telecommunications sector continued to struggle during the first half of 2002, as the slow economy affected industry growth. The Portfolio continues to carry a relatively low weighting in the sector. Within the telecom arena, we continue to favor Regional Bell Operating Companies (RBOCs) and independent carriers. We believe that the RBOCs could benefit as services growth accelerates with an improving economy and business migrates to the more financially healthy carriers.

In terms of asset allocation, 86 percent of the Portfolio's assets were allocated to utility and utility-related equities. Within the Portfolio's equity component, industry selection featured 58 percent in electric power,

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

28 percent energy/other and 14 percent telecommunications. The Portfolio's high-quality fixed-income component accounted for 7 percent of portfolio assets. The remaining 7 percent of the Portfolio was held in cash and cash equivalents. Further enhancing overall diversification are selective international holdings accounting for 4 percent of net assets, with a focus on global telecommunications. The fixed-income portion of the Portfolio remains well diversified with its holdings having a weighted average credit rating of A2 and BBB+, as measured by Moody's Investors Service Inc. and Standard & Poor's Corporation, respectively.

In the near term, we anticipate maintaining the Portfolio's defensive posture, with an emphasis on strategic diversification. We believe that a modest rebound in economic activity during the second half of the year could foster better fundamentals across all utility sectors, particularly within the telecommunications arena. Consequently, we anticipate increasing the Portfolio's telecom exposure over the next several quarters. The Portfolio will seek to maintain a well-diversified power and energy portfolio with an emphasis on quality companies that we believe offer visible growth, solid balance sheets and attractive dividend yields.

As we enter the second half of the fiscal year, we believe that the Portfolio is well positioned as we seek to provide shareholders with both capital appreciation and current income.

Value-Added Market Portfolio
For the six-month period ended June 30, 2002, Value-Added Market Portfolio's Class X shares produced a total return of -4.22 percent, compared to -13.15 percent for the Standard & Poor's 500 Index. For the same period, the Portfolio's Class Y shares posted a total return of -4.32 percent. The performance of the Portfolio's two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio invests in substantially all the stocks included in the S&P 500 Index. Unlike the Index, however, the Portfolio equally weights all the stock positions at least annually. This generally results in emphasizing the stocks of small- and mid-cap companies. The Portfolio's investment approach currently results in overweightings in the consumer discretionary, basic materials, and utilities sectors and underweightings in the health care and telecom sectors relative to the capitalization-weighted S&P 500. Consequently, the Portfolio significantly outperformed its benchmark for the period under review, buoyed by the strong performance of basic material stocks as well as small- and mid caps. The Portfolio's

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

performance was also helped by its relative underweighting in the technology and telecommunications sectors, which continued to underperform the broader market.

Looking Ahead
We are cautiously optimistic about the second half of the year, given a number of somewhat encouraging investment trends. For example, stock valuations have come down considerably in recent months. Investor sentiment now seems to us to be as negative as it's been since September 11. Contrarians see this as a potentially favorable sign because historically there has been a correlation between investor negativity and the point at which the stock market hits bottom. Another favorable sign is surprisingly strong economic growth during the first half of the year. Even though the economy has performed better than expected, stock values remain at approximately their September 11 levels.

Although the current market environment warrants caution on the part of investors, rewarding investment opportunities often arise following such periods of stress and poor investor sentiment. We are beginning to turn more constructive as we have witnessed some encouraging signs in the economy and the market's valuation. We are cautiously optimistic about the economic outlook in light of the modest improvement in the industrial economy and the strong fiscal and monetary stimuli that have been applied. The valuations of select segments of the market have become more reasonable following the recent harsh correction in equity prices. Many high-quality businesses with strong long-term prospects are beginning to trade at more attractive valuations.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

  /s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin

Charles A. Fiumefreddo                              Mitchell M. Merin
CHAIRMAN OF THE BOARD                               PRESIDENT

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE / / JUNE 30, 2002

                             Average Annual Total Returns(1)
------------------------------------------------------------------------------------------
Class X                                   1 Year            5 Years       Since Inception*
-------                              -----------------  ----------------  ----------------
American Opportunities.............             (18.11)%            7.82%            13.27%
Balanced Growth....................              (6.32)            5.53               9.62
Capital Opportunities..............             (45.05)           (6.72)             (5.59)
Developing Growth..................             (23.15)            2.87               9.91
Diversified Income.................               3.60             0.16               2.77
Dividend Growth....................              (9.52)            4.34              13.05
Emerging Markets...................               0.11            (5.37)              1.20
Global Equity......................             (12.67)            1.89               6.06
Growth.............................             (21.87)            0.98               7.03
Money Market.......................               2.13             4.63               4.93
North American Government..........               3.31             4.78               4.96
Utilities..........................             (24.38)            5.68               9.37
Value Added Market.................              (6.85)            7.76              12.64

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the Performance of Class X shares due to differences in expenses.
--------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
* The inception date for each Portfolio was November 9, 1994, with the exception of Capital Opportunities, which commenced operations on January 21, 1997.

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE / / JUNE 30, 2002 CONTINUED

                       Average Annual Total Returns(1)
-----------------------------------------------------------------------------
Class Y                                        1 Year        Since Inception*
-------                                   -----------------  ----------------
American Opportunities..................             (18.26)%           (22.75)%
Balanced Growth.........................              (6.61)             3.32
Capital Opportunities...................             (45.17)           (49.16)
Developing Growth.......................             (23.33)           (26.70)
Diversified Income......................               3.36             (3.21)
Dividend Growth.........................              (9.75)             1.55
Global Equity...........................             (12.83)           (15.84)
Growth..................................             (22.00)           (25.68)
Money Market............................               1.87              3.53
Utilities...............................             (24.58)           (23.16)
Value Added Market......................              (7.05)             1.86

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class Y shares will vary from the Performance of Class X shares due to differences in expenses.
--------------------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
* Inception date of July 24, 2000.

Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           Commercial Paper (64.3%)
           BANKING (4.8%)
 $ 3,725   Citicorp..........................................      1.77%             07/03/02        $  3,724,267
   2,000   J.P. Morgan Chase & Co., Inc......................   2.00 - 2.05          07/01/02           1,999,800
   1,500   Northern Trust Corp...............................       1.80             07/09/02           1,499,254
   1,750   State Street Corp.................................       1.81             09/16/02           1,743,088
                                                                                                     ------------
                                                                                                        8,966,409
                                                                                                     ------------
           FINANCE - AUTOMOTIVE (1.6%)
   1,320   American Honda Finance Corp.......................       1.76             07/24/02           1,318,387
   1,590   BMW U.S. Capital Corp.............................       1.98             07/01/02           1,589,825
                                                                                                     ------------
                                                                                                        2,908,212
                                                                                                     ------------
           FINANCE - CONSUMER (11.6%)
   9,000   FCAR Owner Trust..................................       1.79        08/06/02-08/20/02       8,979,522
   8,945   New Center Asset Trust............................   1.77 - 2.05     07/18/02-09/27/02       8,919,625
   3,785   Wells Fargo Financial Inc.........................   1.79 - 1.97     07/12/02-07/15/02       3,781,984
                                                                                                     ------------
                                                                                                       21,681,131
                                                                                                     ------------
           FINANCE - CORPORATE (4.2%)
   7,750   Ciesco, L.P.......................................   1.76 - 1.95    07/01/02 - 07/26/02      7,742,124
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (7.8%)
   5,500   General Electric Capital Corp.....................   1.89 - 2.16     07/08/02-10/31/02       5,482,777
   9,000   Mortgage Interest Network Trust...................   1.78 - 1.84     07/16/02-08/27/02       8,983,213
                                                                                                     ------------
                                                                                                       14,465,990
                                                                                                     ------------
           INTEGRATED OIL (3.2%)
   4,150   ChevronTexaco Corp................................       1.77             08/14/02           4,140,667
   1,900   Shell Finance (UK) PLC............................       1.81             08/21/02           1,894,965
                                                                                                     ------------
                                                                                                        6,035,632
                                                                                                     ------------
           INTERNATIONAL BANKS (27.9%)
   6,080   A N Z (Delaware) Inc..............................   1.77 - 1.82    07/10/02 - 09/20/02      6,066,273
   6,115   Abbey National North America LLC..................   1.77 - 1.95    07/05/02 - 08/07/02      6,105,991
   1,700   ABN-AMRO N.A. Finance, Inc........................       1.77             08/08/02           1,696,657
   6,305   Barclays U.S. Funding Corp........................   1.80 - 1.86    07/17/02 - 09/09/02      6,289,840
   5,700   CBA (Delaware) Finance Inc........................   1.79 - 1.80    07/05/02 - 09/12/02      5,688,007
   5,400   Deutsche Bank Financial LLC.......................       1.81       07/25/02 - 07/30/02      5,392,230
   3,500   Halifax PLC.......................................       1.90             07/02/02           3,499,449
   6,737   KFW International Finance Inc.....................   1.86 - 1.89    08/08/02 - 08/12/02      6,722,841
   2,400   Lloyds TSB Bank PLC...............................   1.81 - 1.88    07/08/02 - 11/07/02      2,389,388
   2,475   Royal Bank of Canada..............................       1.86             09/30/02           2,463,172

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

 $ 2,300   Toronto Dominion Holdings (USA) Inc...............      1.80%             08/22/02        $  2,293,824
   3,382   UBS Finance (Delaware) LLC........................   1.75 - 1.78    07/08/02 - 08/19/02      3,377,519
                                                                                                     ------------
                                                                                                       51,985,191
                                                                                                     ------------
           INVESTMENT BANKS/BROKERS (1.6%)
   3,000   Goldman Sachs Group Inc...........................       1.80             07/03/02           2,999,400
                                                                                                     ------------
           OFFICE EQUIPMENT/SUPPLIES (1.6%)
   3,000   Pitney Bowes Inc..................................       1.77             07/08/02           2,998,672
                                                                                                     ------------
           Total Commercial Paper
            (COST $119,782,761)....................................................................   119,782,761
                                                                                                     ------------
           Certificates of Deposit (2.9%)
   1,300   Mellon Bank, N.A..................................       1.87             07/22/02           1,300,000
   4,000   State Street Bank & Trust.........................       1.92             11/04/02           4,000,000
                                                                                                     ------------
           Total Certificates of Deposit
            (COST $5,300,000)......................................................................     5,300,000
                                                                                                     ------------
           Short-Term Bank Note (2.1%)
   4,000   La Salle Bank N.A.
            (COST $4,000,000)................................       1.87             09/18/02           4,000,000
                                                                                                     ------------
           U.S. Government Agencies (30.7%)
   4,695   Federal Home Loan Banks...........................   2.02 - 2.12     07/11/02-08/23/02       4,683,237
  27,243   Federal Home Loan Mortgage Corp...................   1.72 - 2.08     07/11/02-12/27/02      27,131,268
  22,862   Federal National Mortgage Assoc...................    1.73-3.50      07/10/02-11/27/02      22,783,789
   2,710   Student Loan Marketing Assoc......................       2.22             02/18/03           2,671,775
                                                                                                     ------------
           Total U.S. Government Agencies
            (COST $57,270,069).....................................................................    57,270,069
                                                                                                     ------------

           Total Investments
            (COST $186,352,830) (a)..........................  100.0%   186,352,830
           Other Assets in Excess of Liabilities.............    0.0         68,132
                                                               -----   ------------
           Net Assets........................................  100.0%  $186,420,962
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                       COUPON           MATURITY
THOUSANDS                                                        RATE              DATE              VALUE

--------------------------------------------------------------------------------------------------------------

           U.S. Government Obligations (38.5%)
  $500     Federal Farm Credit Bank..........................    6.25%           12/02/02          $  508,886
           U.S. Treasury Note
   500     ..................................................    5.375           06/30/03             516,818
   500     ..................................................    5.625           12/31/02             509,584
   500     ..................................................    5.875           11/15/04             531,406
                                                                                                   ----------
           Total U.S. Government Obligations
            (COST $2,039,810)...................................................................    2,066,694
                                                                                                   ----------
           Mortgage-Backed Securities (27.9%)
    85     Federal Home Loan Mortgage Corp...................    5.176           04/01/26              86,879
           Federal Home Loan Mortgage Corp. PC Gold
   269     ..................................................    7.00      09/01/17 - 02/01/28        280,289
    44     ..................................................    7.50      05/01/11 - 08/01/11         46,141
           Federal National Mortgage Assoc.
     2     ..................................................    5.10            04/01/27               1,633
   301     ..................................................    5.747           11/01/25             307,476
    50     ..................................................    6.28            12/01/26              51,122
     2     ..................................................    6.375           01/01/22               1,755
     3     ..................................................    6.42            09/01/26               2,992
    23     ..................................................    6.458           03/01/27              23,335
     3     ..................................................    6.575           07/01/24               2,933
   185     ..................................................    6.905           12/01/27             190,429
   196     ..................................................    7.00      01/01/03 - 07/01/03        201,561
           Government National Mortgage Assoc. II
    45     ..................................................    5.375     02/20/23 - 01/20/26         46,599
    25     ..................................................    6.375     06/20/25 - 05/20/26         25,232
    61     ..................................................    6.750     07/20/27 - 08/20/27         62,699
   156     ..................................................    7.50            12/20/28             163,473
                                                                                                   ----------
           Total Mortgage-Backed Securities
            (COST $1,472,523)...................................................................    1,494,548
                                                                                                   ----------
           Short-Term Investments (33.0%)
           U.S. Government Agencies (a) (28.0%)
   100     Federal Farm Credit Bank..........................    1.72            07/24/02              99,881
   100     Federal Home Loan Mortgage Corp...................    1.74            07/02/02              99,986

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON          MATURITY
THOUSANDS                                                       RATE             DATE               VALUE

--------------------------------------------------------------------------------------------------------------

           Federal National Mortgage Assoc.
  $700     ..................................................   1.70%       7/02/02 - 08/06/02     $  699,075
   300     ..................................................    1.72            07/26/02             299,613
   200     ..................................................    1.73            07/02/02             199,970
   101     ..................................................    1.74            07/02/02             100,985
                                                                                                   ----------
           Total U.S. Government Agencies
            (COST $1,499,652)...................................................................    1,499,510
                                                                                                   ----------
           Repurchase Agreement (5.0%)
   268     The Bank of New York (dated 06/28/02;
            proceeds $268,136) (b)
            (COST $268,101)..................................   1.5625           07/01/02             268,101
                                                                                                   ----------
           Total Short-Term Investments
            (COST $1,767,754)...................................................................    1,767,611
                                                                                                   ----------

           Total Investments
            (COST $5,280,086) (C)............................   99.4%    5,328,853
           Other Assets in Excess of Liabilities.............    0.6        33,392
                                                               -----    ----------
           Net Assets........................................  100.0%   $5,362,245
                                                               =====    ==========

---------------------

 PC   PARTICIPATION CERTIFICATES.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) COLLATERALIZED BY $262,711 U.S. TREASURY NOTE 5.75% DUE 04/30/03 VALUED AT $273,466.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $48,769 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2, RESULTING IN NET UNREALIZED APPRECIATION OF $48,767.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           Government & Corporate Bonds (80.9%)
           Foreign (29.9%)
           Australia (0.6%)
           CABLE/SATELLITE TV (0.0%)
$   1,300  Australis Holdings Property Ltd. (a)(c)...........  15.00%        11/01/02             --
        3  Australis Media Ltd. (a)(c).......................  15.75         05/15/03             --
                                                                                             ------------
                                                                                                  --
                                                                                             ------------
           FOREIGN GOVERNMENT OBLIGATION (0.6%)
AUD   555  Australian Government Bond........................   9.00         09/15/04        $    335,110
                                                                                             ------------
           OTHER METALS/MINERALS (0.0%)
$      70  Murrin Murrin Holdings Property Ltd...............   9.375        08/31/07              18,900
                                                                                             ------------
           Total Australia.................................................................       354,010
                                                                                             ------------
           Bermuda (0.1%)
           PERSONNEL SERVICES (0.1%)
EUR    40  Adecco Financial Services.........................   6.00         03/15/06              39,514
                                                                                             ------------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
$     250  Global Crossing Holdings, Ltd. (c)................   8.70         08/01/07               2,500
       55  Global Crossing Holdings, Ltd. (c)................   9.50         11/15/09                 550
                                                                                             ------------
                                                                                                    3,050
                                                                                             ------------
           Total Bermuda...................................................................        42,564
                                                                                             ------------
           Canada (3.8%)
           AIRLINES (0.2%)
      155  Air Canada........................................  10.25         03/15/11             121,288
                                                                                             ------------
           CHEMICAL SPECIALTY (0.1%)
       60  Acetex Corp. - 144A*..............................  10.875        08/01/09              62,700
                                                                                             ------------
           COMMERCIAL PRINTING/FORMS (0.1%)
       75  Quebecor Media, Inc...............................  11.125        07/15/11              73,875
                                                                                             ------------
           CONSUMER/BUSINESS SERVICES (0.1%)
       88  MDC Communication Corp............................  10.50         12/01/06              76,560
                                                                                             ------------
           ELECTRONICS/APPLIANCES (0.0%)
      750  International Semi-Tech
            Microelectronics, Inc. (a)(c)....................  11.50         08/15/03                  75
                                                                                             ------------
           FOREIGN GOVERNMENT OBLIGATION (2.4%)
CAD 2,175  Canada Government Bond (b)........................   5.50         06/01/09           1,456,762
                                                                                             ------------
           FOREST PRODUCTS (0.2%)
$     150  Tembec Industries, Inc............................   8.50         02/01/11             154,500
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           MOVIES/ENTERTAINMENT (0.3%)
$     175  Alliance Atlantis Communications Inc..............  13.00%        12/15/09        $    192,500
                                                                                             ------------
           PUBLISHING: NEWSPAPERS (0.1%)
       95  Hollinger Participation Trust - 144A*+............  12.125+       11/15/10              89,138
                                                                                             ------------
           PULP & PAPER (0.3%)
      100  Norske Skog - 144A*...............................   8.625        06/15/11             102,500
       50  Pacifica Papers Inc...............................  10.00         03/15/09              53,125
                                                                                             ------------
                                                                                                  155,625
                                                                                             ------------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
      460  GT Group Telecom, Inc.............................  13.25++       02/01/10               1,150
      200  Worldwide Fiber, Inc. (c).........................  12.00         08/01/09                  20
                                                                                             ------------
                                                                                                    1,170
                                                                                             ------------
           Total Canada....................................................................     2,384,193
                                                                                             ------------
           Finland (2.3%)
           FOREIGN GOVERNMENT OBLIGATION
GBP   900  Finland (Republic of) (b).........................   8.00         04/07/03           1,409,525
                                                                                             ------------
           France (6.0%)
           FOREIGN GOVERNMENT OBLIGATIONS (5.9%)
EUR   925  France (Republic of) (b)..........................   4.50         07/12/03             925,356
    1,300  France (Republic of) (b)..........................   3.50         07/12/04           1,277,349
      490  France (Republic of)..............................   5.25         04/25/08             499,290
      160  France (Republic of)..............................   8.50         10/25/19             215,728
      675  France (Republic of)..............................   6.50         04/25/11             739,995
                                                                                             ------------
                                                                                                3,657,718
                                                                                             ------------
           TELECOMMUNICATIONS (0.1%)
       50  France Telecom....................................   6.75         03/14/08              46,397
                                                                                             ------------
           Total France....................................................................     3,704,115
                                                                                             ------------
           Germany (9.5%)
           CABLE/SATELLITE TV (0.0%)
$     225  Callahan Nordhein Westfalen.......................  14.00         07/15/10               9,000
                                                                                             ------------
           FOREIGN GOVERNMENT OBLIGATIONS (9.5%)
EUR   715  Deutscheland Republic.............................   4.50         07/04/09             696,517
    1,900  Deutscheland Republic (b).........................   6.00         09/15/03           1,930,836

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

EUR   500  Deutscheland Republic.............................   8.00%        07/22/02        $    496,826
    2,450  Deutscheland Republic (b).........................   6.25         01/04/24           2,709,602
                                                                                             ------------
                                                                                                5,833,781
                                                                                             ------------
           Total Germany...................................................................     5,842,781
                                                                                             ------------
           Italy (3.4%)
           FOREIGN GOVERNMENT OBLIGATION
    2,240  Italy (Republic of) (b)...........................   4.25         11/01/09           2,127,385
                                                                                             ------------
           Luxembourg (0.2%)
           CHEMICALS: AGRICULTURAL (0.1%)
       65  Sygenta Lux Finance...............................   5.50         07/10/06              64,930
                                                                                             ------------
           INDUSTRIAL CONGLOMERATES (0.1%)
$      95  Tyco International Group S.A......................   6.75         02/15/11              73,774
                                                                                             ------------
           Total Luxembourg................................................................       138,704
                                                                                             ------------
           Mexico (0.2%)
           FOREIGN GOVERNMENT OBLIGATIONS
       65  United Mexican States Corp........................   8.375        01/14/11              67,438
       40  United Mexican States Corp........................   7.50         01/14/12              39,540
       20  United Mexican States Corp........................   8.30         08/15/31              19,450
                                                                                             ------------
           Total Mexico....................................................................       126,428
                                                                                             ------------
           Netherlands (0.4%)
           CABLE/SATELLITE TV (0.1%)
      305  United Pan-Europe Communications NV (c)...........  10.875        08/01/09              39,650
                                                                                             ------------
           OTHER TRANSPORTATION (0.1%)
       50  Fixed-Link Finance BV.............................   5.75         02/02/09              50,363
                                                                                             ------------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
      200  Versatel Telecom International NV.................  13.25         05/15/08              50,000
                                                                                             ------------
           TELECOMMUNICATIONS (0.1%)
EUR   100  Tecnost International.............................   6.125        07/30/09              96,463
                                                                                             ------------
           Total Netherlands...............................................................       236,476
                                                                                             ------------
           Qatar (0.1%)
           GAS DISTRIBUTORS
$      45  Ras Laffan Liq Natural Gas - 144A*................   8.294        03/15/14              47,813
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           Singapore (0.0%)
           ELECTRONIC COMPONENTS
$      10  Flextronics International Ltd.....................   8.75%        10/15/07        $     10,025
       15  Flextronics International Ltd.....................   9.875        07/01/10              15,675
                                                                                             ------------
           Total Singapore.................................................................        25,700
                                                                                             ------------
           Sweden (1.4%)
           FOREIGN GOVERNMENT OBLIGATION (1.3%)
SEK  7,225 Swedish Government Bond...........................   5.00         01/15/04             789,903
                                                                                             ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
EUR    95  Securitas AB......................................   6.125        03/14/08              96,274
                                                                                             ------------
           Total Sweden....................................................................       886,177
                                                                                             ------------
           United Kingdom (1.9%)
           ADVERTISING/MARKETING SERVICES (0.1%)
       90  WPP Group PLC.....................................   6.00         06/18/08              89,822
                                                                                             ------------
           AEROSPACE & DEFENSE (0.0%)
       25  Rolls-Royce PLC...................................   6.375        06/14/07              25,203
                                                                                             ------------
           CABLE/SATELLITE TV (0.6%)
$     125  British Sky Broadcasting Group PLC................   6.875        02/23/09             114,984
       95  British Sky Broadcasting Group PLC................   8.20         07/15/09              93,387
       50  ONO Finance PLC...................................  13.00         05/01/09              16,500
      115  ONO Finance PLC...................................  14.00         02/15/11              39,100
      205  Telewest Communications PLC.......................   9.875        02/01/10              79,950
                                                                                             ------------
                                                                                                  343,921
                                                                                             ------------
           CELLULAR TELEPHONE (0.0%)
      600  Dolphin Telecom PLC (a)...........................  14.00++       05/15/09                  60
                                                                                             ------------
           FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
GBP   350  U.K. Treasury 5% (b)..............................   5.00         03/07/12             537,387
                                                                                             ------------
           MISCELLANEOUS MANUFACTURING (0.0%)
EUR    20  FKI PLC...........................................   6.625        02/22/10              19,483
                                                                                             ------------
           REAL ESTATE DEVELOPMENT (0.1%)
       75  Hammerson PLC.....................................   6.25         06/20/08              76,232
                                                                                             ------------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
$     200  Esprit Telecom Group PLC (c)......................  11.50         12/15/07                 500
      400  Esprit Telecom Group PLC (c)......................  10.875        06/15/08               1,000
                                                                                             ------------
                                                                                                    1,500
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           TOBACCO (0.2%)
EUR    65  Imperial Tobacco Finance PLC......................   6.375%       09/27/06        $     65,735
       50  BAT International Finance PLC.....................   4.875        02/25/09              47,052
                                                                                             ------------
                                                                                                  112,787
                                                                                             ------------
           Total United Kingdom............................................................     1,206,395
                                                                                             ------------
           Total Foreign
            (COST $20,379,340).............................................................    18,532,266
                                                                                             ------------
           United States (51.0%)
           Corporate Bonds (22.9%)
           ADVERTISING/MARKETING SERVICES (0.2%)
$     165  Interep National Radio Sales Inc..................  10.00         07/01/08             145,200
                                                                                             ------------
           AEROSPACE & DEFENSE (0.4%)
       35  Lockheed Martin Corp..............................   7.75         05/01/26              38,758
      200  Loral Space & Communications Ltd..................   9.50         01/15/06             130,000
       80  Raytheon Co.......................................   8.20         03/01/06              88,221
                                                                                             ------------
                                                                                                  256,979
                                                                                             ------------
           ALTERNATIVE POWER GENERATION (0.3%)
      240  Calpine Corp......................................   8.50         02/15/11             160,800
                                                                                             ------------
           AUTO PARTS: OEM (1.0%)
       35  Arvinmeritor......................................   8.75         03/01/12              37,515
       40  Collins & Aikman Products Co......................  11.50         04/15/06              37,900
      100  Collins & Aikman Products Co. - 144A*.............  10.75         12/31/11             100,500
      180  Dana Corp. - 144A*................................   9.00         08/15/11             177,300
       55  Dura Operating Corp. - 144A*......................   8.625        04/15/12              55,275
       70  Intermet Corp. - 144A*............................   9.75         06/15/09              70,175
       35  Lear Corp.........................................   8.11         05/15/09              35,875
       60  Metaldyne Corp. - 144A*...........................  11.00         06/15/12              58,500
       60  Stoneridge Inc. - 144A*...........................  11.50         05/01/12              60,600
                                                                                             ------------
                                                                                                  633,640
                                                                                             ------------
           BROADCASTING (0.5%)
EUR    50  Clear Channel Communications, Inc.................   6.50         07/07/05              48,876
$     120  Salem Communications Holding Corp.................   9.00         07/01/11             121,200
       70  XM Satellite Radio Holdings Inc...................  14.00         03/15/10              32,900
      100  Young Broadcasting, Inc...........................  10.00         03/01/11              88,500
                                                                                             ------------
                                                                                                  291,476
                                                                                             ------------
           BROADCAST/MEDIA (0.3%)
      250  Tri-State Outdoor Media Group, Inc. (c)...........  11.00         05/15/08             175,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           CABLE/SATELLITE TV (0.9%)
$     120  CSC Holdings, Inc.................................   7.625%       04/01/11        $     96,550
      280  Charter Communications Holdings LLC...............  11.75++       05/15/11              98,000
       60  Comcast Cable Communications......................   8.375        05/01/07              61,452
      165  Echostar DBS Corp. - 144A*........................   9.125        01/15/09             150,975
      300  Knology Holdings Inc..............................  11.875++      10/15/07             114,000
       25  Pegasus Communications Corp.......................   9.752        12/01/06              11,250
       25  Pegasus Communications Corp.......................  12.50         08/01/07              12,500
                                                                                             ------------
                                                                                                  544,727
                                                                                             ------------
           CASINOS/GAMING (0.9%)
      840  Aladdin Gaming Holdings/Capital Corp. LLC
            (Series B).......................................  13.50++       03/01/10              21,000
       75  Harrah's Operating Co., Inc.......................   7.875        12/15/05              77,063
       50  Harrah's Operating Co., Inc.......................   8.00         02/01/11              54,083
      115  Park Place Entertainment Corp.....................   8.875        09/15/08             118,594
      299  Resort Summerlin/Ras Co. (Series B) (c)...........  13.00         12/15/07             --
       70  Station Casinos, Inc..............................   8.375        02/15/08              71,488
      140  Station Casinos, Inc..............................   9.875        07/01/10             148,050
       75  Venetian Casino Resort LLC........................  11.00         06/15/10              75,469
                                                                                             ------------
                                                                                                  565,747
                                                                                             ------------
           CELLULAR TELEPHONE (0.4%)
       70  Dobson/Sygnet Communications......................  12.25         12/15/08              42,000
      500  McCaw International Ltd...........................  13.00         04/15/07               6,250
      225  Nextel Communications, Inc........................  10.65++       09/15/07             122,625
      125  Tritel PCS Inc....................................  12.75++       05/15/09              98,125
                                                                                             ------------
                                                                                                  269,000
                                                                                             ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.4%)
       86  Equistar Chemical Funding.........................  10.125        09/01/08              82,130
      160  Huntsman ICI Chemicals LLC........................  10.125        07/01/09             143,200
                                                                                             ------------
                                                                                                  225,330
                                                                                             ------------
           CHEMICALS: SPECIALTY (0.4%)
       15  ISP Chemco - 144A*................................  10.25         07/01/11              15,300
      135  ISP Holdings Inc. - 144A*.........................  10.625        12/15/09             133,650
       70  Lyondell Chemical Co..............................   9.875        05/01/07              67,025
       40  Millennium America, Inc...........................   9.25         06/15/08              40,800
                                                                                             ------------
                                                                                                  256,775
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           COMMERCIAL PRINTING/FORMS (0.2%)
$     100  Mail-Well Inc. - 144A*............................   9.625%       03/15/12        $    100,500
      300  Premier Graphics Inc. (a)(c)......................  11.50         12/01/05               9,000
                                                                                             ------------
                                                                                                  109,500
                                                                                             ------------
           CONSUMER/BUSINESS SERVICES (0.5%)
      280  Comforce Operating, Inc...........................  12.00         12/01/07             169,400
      160  Muzak LLC.........................................   9.875        03/15/09             131,200
                                                                                             ------------
                                                                                                  300,600
                                                                                             ------------
           CONTAINERS/PACKAGING (0.6%)
      265  Owens-Illinois, Inc...............................   7.80         05/15/18             221,275
       55  Pliant Corp.......................................  13.00         06/01/10              57,750
       80  Riverwood International Corp......................  10.875        04/01/08              83,200
                                                                                             ------------
                                                                                                  362,225
                                                                                             ------------
           DEPARTMENT STORES (0.1%)
       55  Federated Dept. Stores............................   6.90         04/01/29              53,109
                                                                                             ------------
           DIVERSIFIED MANUFACTURING (0.3%)
      225  Eagle-Picher Industries, Inc......................   9.375        03/01/08             185,625
                                                                                             ------------
           DRUGSTORE CHAINS (0.1%)
      145  Rite Aid Corp.....................................   7.70         02/15/27              79,750
                                                                                             ------------
           ELECTRIC UTILITIES (0.4%)
      100  Mirant Americas General LLC.......................   8.30         05/01/11              80,000
       75  PG&E National Energy Group........................  10.375        05/16/11              76,500
       75  PSEG Energy Holdings Inc. - 144A*.................   8.625        02/15/08              71,983
                                                                                             ------------
                                                                                                  228,483
                                                                                             ------------
           ELECTRONIC COMPONENTS (0.2%)
      250  Solectron Corp. (Conv.)...........................   0.00         11/20/20             115,000
                                                                                             ------------
           ELECTRONIC DISTRIBUTORS (0.2%)
      135  BRL Universal Equipment...........................   8.875        02/15/08             133,650
      400  CHS Electronics, Inc. (a)(c)......................   9.875        04/15/05               3,500
                                                                                             ------------
                                                                                                  137,150
                                                                                             ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
      155  High Voltage Engineering, Inc.....................  10.75         08/15/04              55,800
                                                                                             ------------
           ENGINEERING AND CONSTRUCTION (0.1%)
       55  Encompass Services Corp. - 144A*..................  10.50         05/01/09              31,350
      325  Metromedia Fiber Network (c)......................  10.00         11/15/08               3,250
                                                                                             ------------
                                                                                                   34,600
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           ENVIRONMENTAL SERVICES (0.6%)
$     135  Allied Waste North America, Inc...................  10.00%        08/01/09        $    132,648
      200  Waste Management, Inc.............................   7.375        08/01/10             207,670
                                                                                             ------------
                                                                                                  340,318
                                                                                             ------------
           FINANCE/RENTAL/LEASING (0.4%)
      100  Ford Motor Credit Corp............................   7.375        10/28/09             103,520
       30  Ford Motor Credit Corp............................   7.25         10/25/11              30,144
       80  Household Finance Corp............................   8.00         07/15/10              84,498
                                                                                             ------------
                                                                                                  218,162
                                                                                             ------------
           FINANCIAL CONGLOMERATES (0.9%)
       45  Case Credit Corp..................................   6.125        02/15/03              44,174
       85  General Electric Capital Corp.....................   6.750        03/15/32              83,493
       40  J.P. Morgan Chase & Co............................   5.350        03/01/07              40,496
       35  J.P. Morgan Chase & Co............................   6.625        03/15/12              35,994
      155  Prudential Holdings - 144A*.......................   7.245        12/18/23             162,891
      100  Prudential Holdings - 144A*.......................   8.695        12/18/23             108,503
       45  Tyco Capital Corp.................................   5.625        05/17/04              43,176
       10  Tyco Capital Corp.................................   6.50         02/07/06               9,696
                                                                                             ------------
                                                                                                  528,423
                                                                                             ------------
           FOOD DISTRIBUTORS (0.2%)
      130  Volume Services of America Inc....................  11.25         03/01/09             124,475
                                                                                             ------------
           FOOD RETAIL (0.3%)
       65  Albertson's Inc...................................   7.50         02/15/11              70,886
      250  Big V Supermarkets, Inc. (Series B) (a)(c)........  11.00         02/15/04              10,000
      105  Kroger Co.........................................   6.80         04/01/11             109,262
                                                                                             ------------
                                                                                                  190,148
                                                                                             ------------
           FOOD: MEAT/FISH/DAIRY (0.5%)
       95  Michael Foods Inc.................................  11.75         04/01/11             103,550
      110  Smithfield Foods Inc..............................   7.625        02/15/08             109,725
      125  Smithfield Foods Inc. - 144A*.....................   8.00         10/15/09             126,875
                                                                                             ------------
                                                                                                  340,150
                                                                                             ------------
           FOREST PRODUCTS (0.2%)
      105  Louisiana Pacific Corp............................  10.875        11/15/08             115,500
       35  Louisiana Pacific Corp............................   8.875        08/15/10              38,110
                                                                                             ------------
                                                                                                  153,610
                                                                                             ------------
           GAS DISTRIBUTORS (0.1%)
       95  Dynegy Holdings Inc...............................   6.875        04/01/11              65,550
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           HOME BUILDING (0.8%)
$      40  Beazer Homes USA, Inc.............................   8.625%       05/15/11        $     40,600
       25  Centex Corp.......................................   7.875        02/01/11              27,197
       25  Centex Corp.......................................   7.50         01/15/12              26,700
      145  Schuler Homes, Inc. - 144A*.......................   9.375        07/15/09             147,900
       55  Tech Olympic USA, Inc.............................   9.00         07/01/10              54,175
       65  Tech Olympic USA, Inc.............................  10.375        07/01/12              64,675
      110  Toll Brothers, Inc................................   8.25         02/01/11             110,550
                                                                                             ------------
                                                                                                  471,797
                                                                                             ------------
           HOME FURNISHINGS (0.0%)
       15  Mohawk Industries, Inc............................   7.20         04/15/12              15,927
                                                                                             ------------
           HOSPITAL/NURSING MANAGEMENT (0.7%)
      115  HCA - The Healthcare Co...........................   8.75         09/01/10             129,773
      225  HCA - The Healthcare Co...........................   7.875        02/01/11             242,324
       45  Tenet Healthcare Corp. - 144A*....................   6.875        11/15/31              44,298
                                                                                             ------------
                                                                                                  416,395
                                                                                             ------------
           HOTELS/RESORTS/CRUISELINES (0.8%)
      115  HMH Properties, Inc...............................   7.875        08/01/08             109,538
       45  Hilton Hotels Corp................................   7.95         04/15/07              46,668
      140  Horseshoe Gaming Holdings Inc.....................   8.625        05/15/09             142,450
      100  Prime Hospitality Corp. - 144A*...................   8.375        05/01/12              98,000
       20  Starwood Hotels Resorts...........................   7.375        05/01/07              19,675
      100  Starwood Hotels Resorts...........................   7.875        05/01/12              98,000
                                                                                             ------------
                                                                                                  514,331
                                                                                             ------------
           INDUSTRIAL CONGLOMERATES (0.1%)
       55  Honeywell International...........................   6.125        11/01/11              56,269
                                                                                             ------------
           INDUSTRIAL SPECIALTIES (0.8%)
      115  Cabot Safety Corp.................................  12.50         07/15/05             118,450
       35  Foamex LP/Capital Corp. - 144A*...................  10.75         04/01/09              35,700
      225  International Wire Group Inc......................  11.75         06/01/05             201,375
       25  Johnsondiversey Inc. - 144A*......................   9.625        05/15/12              26,125
       25  Tekni-Plex, Inc...................................  12.75         06/15/10              25,875
       25  Tekni-Plex, Inc. - 144A*..........................  12.75         06/15/10              25,875
       75  UCAR Finance, Inc.................................  10.25         02/15/12              76,500
                                                                                             ------------
                                                                                                  509,900
                                                                                             ------------
           INTERNET SOFTWARE/SERVICES (0.2%)
      240  Exodus Communications, Inc. (a)(c)................  11.625        07/15/10              39,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

$     420  Globix Corp. (c)..................................  12.50%        02/01/10        $     75,600
      200  PSINet Inc. (a)(c)................................  11.00         08/01/09              19,500
                                                                                             ------------
                                                                                                  134,700
                                                                                             ------------
           INVESTMENT BANKS/BROKERS (0.2%)
      105  Goldman Sachs Group Inc...........................   6.875        01/15/11             108,858
                                                                                             ------------
           MANAGED HEALTH CARE (0.4%)
      185  Aetna Inc.........................................   7.875        03/01/11             194,864
       70  Healthnet Inc.....................................   8.375        04/15/11              77,826
                                                                                             ------------
                                                                                                  272,690
                                                                                             ------------
           MEDIA CONGLOMERATES (0.6%)
       40  AOL Time Warner Inc...............................   6.75         04/15/11              36,811
      120  AOL Time Warner Inc...............................   6.85         05/01/12             110,670
       70  News America Holdings, Inc........................   8.875        04/26/23              74,158
       15  News America Holdings, Inc........................   7.75         02/01/24              14,220
       95  Nextmedia Operating Inc. - 144A*..................  10.75         07/01/11              95,950
       65  Time Warner Companies, Inc........................   7.57         02/01/24              57,780
                                                                                             ------------
                                                                                                  389,589
                                                                                             ------------
           MEDICAL/NURSING SERVICES (0.2%)
      160  Fresenius Med Cap Trust...........................   7.875        06/15/11             143,200
                                                                                             ------------
           MEDICAL DISTRIBUTORS (0.2%)
       95  Amerisource Bergen Corp. - 144A*..................   8.125        09/01/08              98,088
                                                                                             ------------
           METAL FABRICATION (0.1%)
       60  Trimas Corp. - 144A*..............................   9.875        06/15/12              59,850
                                                                                             ------------
           MOTOR VEHICLES (0.1%)
       55  DaimlerChrylser North America Holdings, Inc.......   7.20         09/01/09              57,403
                                                                                             ------------
           MOVIES/ENTERTAINMENT (0.1%)
       80  Six Flags, Inc....................................   8.875        02/01/10              79,600
                                                                                             ------------
           MULTI-LINE INSURANCE (0.2%)
       45  AIG SunAmerica Global Financial Corp..............   6.90         03/15/32              46,717
      100  Farmers Exchange Capital - 144A*..................   7.05         07/15/28              74,173
                                                                                             ------------
                                                                                                  120,890
                                                                                             ------------
           OFFICE EQUIPMENT/SUPPLIES (0.0%)
      700  Mosler, Inc. (a)(c)...............................  11.00         04/15/03             --
                                                                                             ------------
           OIL & GAS PIPELINES (0.4%)
       15  El Paso Corp......................................   7.00         05/15/11              14,356
       60  El Paso Corp. - 144A*.............................   7.875        06/15/12              60,406

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

$      40  Williams Companies, Inc...........................   7.75%        06/15/31        $     29,318
      205  Williams Companies, Inc. (Series A)...............   7.50         01/15/31             147,220
                                                                                             ------------
                                                                                                  251,300
                                                                                             ------------
           OIL & GAS PRODUCTION (0.7%)
      190  Chesapeake Energy Corp............................   8.125        04/01/11             186,675
       20  Magnum Hunter Resources, Inc. - 144A*.............   9.60         03/15/12              20,600
       55  Stone Energy Corp. - 144A*........................   8.25         12/15/11              55,000
      175  Vintage Petroleum Corp............................   7.875        05/15/11             158,375
                                                                                             ------------
                                                                                                  420,650
                                                                                             ------------
           OIL REFINING/MARKETING (0.4%)
      100  Husky Oil Ltd.....................................   8.90         08/15/28             106,940
      120  Tesoro Escrow Corp. - 144A*.......................   9.625        04/01/12             109,800
                                                                                             ------------
                                                                                                  216,740
                                                                                             ------------
           OILFIELD SERVICES/EQUIPMENT (0.2%)
      100  Hanover Equipment Trust - 144A*...................   8.50         09/01/08              92,500
       60  Hanover Equipment Trust - 144A*...................   8.75         09/01/11              54,900
                                                                                             ------------
                                                                                                  147,400
                                                                                             ------------
           OTHER METALS/MINERALS (0.2%)
      100  Phelps Dodge Corp.................................   8.75         06/01/11             103,163
                                                                                             ------------
           PROPERTY/CASUALTY INSURANCE (0.2%)
      115  Florida Windstorm Underwriting Association -
            144A*............................................   7.125        02/25/19             121,869
                                                                                             ------------
           PUBLISHING: BOOKS/MAGAZINE (0.2%)
      150  PRIMEDIA, Inc.....................................   8.875        05/15/11             112,500
                                                                                             ------------
           PULP & PAPER (0.0%)
       25  Meadwestvaco Corp.................................   6.85         04/01/12              26,247
                                                                                             ------------
           REAL ESTATE DEVELOPMENT (0.1%)
      105  CB Richard Ellis Services Inc.....................  11.25         06/15/11              88,200
                                                                                             ------------
           RECREATIONAL PRODUCTS (0.2%)
      125  International Game Technology.....................   8.375        05/15/09             131,875
                                                                                             ------------
           RESTAURANTS (0.1%)
      550  FRD Acquisition Corp. (Series B) (a)(c)...........  12.50         07/15/04              66,000
                                                                                             ------------
           SAVINGS BANKS (0.0%)
       25  GS Escrow Corp....................................   7.125        08/01/25              26,699
                                                                                             ------------
           SEMICONDUCTORS (0.1%)
       35  Fairchild Semiconductors..........................  10.375        10/01/07              36,400
       40  Fairchild Semiconductors..........................  10.50         02/01/09              42,600
                                                                                             ------------
                                                                                                   79,000
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           SERVICES TO THE HEALTH INDUSTRY (0.5%)
$      75  Anthem Insurance - 144A*..........................   9.125%       04/01/10        $     84,759
      100  Healthsouth Corp..................................   7.625        06/01/12              99,062
       95  Omnicare Inc......................................   8.125        03/15/11              97,850
                                                                                             ------------
                                                                                                  281,671
                                                                                             ------------
           SPECIALTY STORES (0.1%)
       70  Autonation, Inc. - 144A*..........................   9.00         08/01/08              72,100
                                                                                             ------------
           SPECIALTY TELECOMMUNICATIONS (0.5%)
      110  American Tower Corp...............................   9.375        02/01/09              60,500
      600  Birch Telecom Inc. (c)............................  14.00         06/15/08               6,000
      180  DTI Holdings Inc. (Series B)......................  12.50++       03/01/08                 450
    1,700  Firstworld Communications, Inc....................  13.00++       04/15/08             155,125
      125  Primus Telecommunications Group, Inc..............   9.875        05/15/08              67,500
       60  Primus Telecommunications Group, Inc..............  12.75         10/15/09              32,400
      500  Viatel Inc. (a)(c)................................  11.25         04/15/08               2,500
      100  Viatel Inc. (a)(c)................................  11.50         03/15/09                 500
      560  World Access, Inc. (a)(c)(d)......................  13.25         01/15/08               5,600
                                                                                             ------------
                                                                                                  330,575
                                                                                             ------------
           TELECOMMUNICATIONS (0.6%)
       10  AT&T Corp. - 144A*................................   7.30         11/15/11               8,300
       55  AT&T Corp. - 144A*................................   8.00         11/15/31              43,175
       25  Alltel Corp.......................................   7.00         07/01/12              24,945
      800  e. Spire Communications, Inc. (a)(c)..............  13.75         07/15/07               2,000
      335  Focal Communications Corp. (Series B).............  12.125++      02/15/08              23,450
      200  Hyperion Telecommunication, Inc.
            (Series B) (c)...................................  12.25         09/01/04              10,000
      200  MGC Communications Inc. (c).......................  13.00         04/01/10               8,000
      360  NTL Communications Corp. (Series B) (c)...........  11.875        10/01/10              95,400
      150  NextLink Communications LLC (c)...................  12.50         04/15/06               3,750
      175  NextLink Communications LLC (c)...................  10.75         06/01/09               4,375
      500  Rhythms Netconnections (a)(c).....................  12.75         04/15/09              27,500
       25  Sprint Capital Corp. - 144A*......................   8.375        03/15/12              20,711
      200  Startec Global Communications Corp. (a)(c)........  12.00         05/15/08                  20
      105  Talton Holdings, Inc. (Series B)..................  11.00         06/30/07              42,000
       49  Worldcom Inc......................................   6.95         08/15/28               7,350
      215  Worldcom Inc......................................   8.25         05/15/31              32,250
                                                                                             ------------
                                                                                                  353,226
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (0.5%)
$     215  Corning, Inc. (Conv.).............................   0.00%        11/08/15        $    107,500
EUR    20  Corning, Inc......................................   6.25         02/18/10              12,516
$     165  SBA Communications Corp...........................  12.00++       03/01/08              92,400
      350  Spectrasite Holdings, Inc.........................  12.00++       07/15/08             108,500
                                                                                             ------------
                                                                                                  320,916
                                                                                             ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
       45  Case Corp.........................................   6.25         12/01/03              43,924
      165  J.B. Poindexter & Co., Inc........................  12.50         05/15/04             156,544
       30  NMHG Holding, Inc. - 144A*........................  10.00         05/15/09              30,450
                                                                                             ------------
                                                                                                  230,918
                                                                                             ------------
           WHOLESALE DISTRIBUTORS (0.2%)
       80  Burhmann US Inc ..................................  12.25         11/01/09              83,200
       65  Fisher Scientific International...................   7.13         12/15/05              64,513
                                                                                             ------------
                                                                                                  147,713
                                                                                             ------------
           WIRELESS COMMUNICATIONS (0.2%)
       60  AT&T Wireless Corp................................   7.875        03/01/11              48,464
       85  American Cellular Corp............................   9.50         10/15/09              15,300
       32  Arch Wireless Holdings, Inc.......................  10.00         05/15/07              24,000
       16  Arch Wireless Holdings, Inc.......................  12.00         05/15/09               4,000
    1,800  CellNet Data Systems, Inc. (a)....................  14.00++       10/01/07                 180
      150  Globalstar LP/Capital Corp. (c)...................  11.50         06/01/05               9,000
      200  Winstar Communications, Inc. (a)..................  14.75++       04/15/10                  20
      350  Winstar Communications, Inc. (a)(c)...............  12.75         04/15/10                  35
                                                                                             ------------
                                                                                                  100,999
                                                                                             ------------
           Total Corporate Bonds
            (COST $26,630,111).............................................................    14,226,600
                                                                                             ------------
           Mortgage-Backed Securities (11.7%)
      110  Federal Home Loan Mortgage Corp. (0.2%)...........   7.00         06/01/04             113,009
                                                                                             ------------
           Federal National Mortgage Assoc. (9.8%)
    1,129  ..................................................   6.50         05/01/31           1,151,455
    1,581  ..................................................   7.50    02/01/31 - 03/01/32     1,659,537
    3,093  ..................................................   8.00    08/01/30 - 01/01/31     3,282,165
                                                                                             ------------
                                                                                                6,093,157
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON        MATURITY
THOUSANDS                                                       RATE           DATE             VALUE

---------------------------------------------------------------------------------------------------------

           Government National Mortgage Assoc. (1.7%)
$     772  ..................................................   7.50%        07/15/26        $    814,593
      218  ..................................................   8.00         06/15/26             232,054
                                                                                             ------------
                                                                                                1,046,647
                                                                                             ------------
           Total Mortgage-Backed Securities
            (COST $7,094,600)..............................................................     7,252,813
                                                                                             ------------
           U.S. Government & Agency Obligations (16.4%)
      500  Federal Home Loan Banks (0.8%)....................   5.53         01/15/03             509,425
                                                                                             ------------
           Federal National Mortgage Assoc. (5.0%) (b)
    1,300  ..................................................   7.125        01/15/30           1,455,754
    1,475  ..................................................   7.25         05/15/30           1,679,612
                                                                                             ------------
                                                                                                3,135,366
                                                                                             ------------
    1,315  U.S. Treasury Bonds (2.9%) (b)....................   8.75    05/15/17 - 08/15/20     1,774,770
                                                                                             ------------
      700  U.S. Treasury Notes (1.1%)........................  3.25 -
                                                                6.25    08/31/02 - 12/31/03       706,236
                                                                                             ------------
    6,750  U.S. Treasury Strips (6.6%).......................   0.00    02/15/06 - 11/15/15     4,073,933
                                                                                             ------------
           Total U.S. Government & Agency Obligations
            (COST $10,153,702).............................................................    10,199,730
                                                                                             ------------
           Total United States
            (COST $43,878,413).............................................................    31,679,143
                                                                                             ------------
           Total Government & Corporate Bonds
            (COST $64,257,753).............................................................    50,211,409
                                                                                             ------------

NUMBER OF
 SHARES
---------

           Common Stocks (e) (0.1%)
           AEROSPACE & DEFENSE (0.0%)
    1,528  Orbital Sciences Corp.*...............................................       12,178
                                                                                   -----------
           APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166  County Seat Stores, Inc. (d)..........................................      --
                                                                                   -----------
           CASINO/GAMING (0.0%)
      787  Fitzgerald Gaming Corp. (Class D).....................................      --
                                                                                   -----------
           CONSUMER/BUSINESS SERVICES (0.1%)
    3,900  Anacomp, Inc. (Class A)...............................................       68,250
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

----------------------------------------------------------------------------------------------

           FOODS: SPECIALTY/CANDY (0.0%)
      100  SFAC New Holdings Inc.* (d)...........................................      --
       18  SFFB Holdings, Inc. (d)...............................................      --
                                                                                   -----------
                                                                                       --
                                                                                   -----------
           MEDICAL SPECIALTIES (0.0%)
    1,105  Mediq, Inc............................................................  $     6,002
                                                                                   -----------
           MEDICAL/NURSING SERVICES (0.0%)
   34,888  Raintree Healthcare Corp. (d).........................................      --
                                                                                   -----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
      222  Versatel Telecom International NV (Netherlands).......................          755
    1,885  World Access, Inc. (d)................................................            4
                                                                                   -----------
                                                                                           759
                                                                                   -----------
           TELECOMMUNICATION EQUIPMENT (0.0%)
   35,466  FWT Inc. (Class A) (d)................................................          355
                                                                                   -----------
           TELECOMMUNICATIONS (0.0%)
   10,159  Covad Communication Group Inc.*.......................................       11,988
    1,883  Focal Communications Corp.............................................        4,387
                                                                                   -----------
                                                                                        16,375
                                                                                   -----------
           TEXTILES (0.0%)
   11,192  United States Leather, Inc. (d).......................................      --
                                                                                   -----------
           WIRELESS TELECOMMUNICATIONS (0.0%)
   97,399  Arch Wireless, Inc. (d)...............................................        2,315
    4,516  Vast Solutions, Inc. (Class B1) (d)...................................      --
    4,516  Vast Solutions, Inc. (Class B2) (d)...................................      --
    4,516  Vast Solutions, Inc. (Class B3) (d)...................................      --
                                                                                   -----------
                                                                                         2,315
                                                                                   -----------
           Total Common Stocks
            (COST $3,277,848)....................................................      106,234
                                                                                   -----------
           Non Convertible Preferred Stocks (0.9%)
           BROADCASTING (0.2%)
       15  Paxson Communications.................................................      116,454
                                                                                   -----------
           CELLULAR TELEPHONE (0.1%)
       73  Dobson Communications Corp. (Series A)................................       34,310
      147  Nextel Communications, Inc. (Series D)................................       42,526
                                                                                   -----------
                                                                                        76,836
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

----------------------------------------------------------------------------------------------

           ELECTRIC UTILITIES (0.3%)
      154  TNP Enterprises, Inc..................................................  $   152,460
                                                                                   -----------
           PUBLISHING: BOOKS/MAGAZINE (0.0%)
      105  PRIMEDIA, Inc. (Series D).............................................        3,150
                                                                                   -----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
      156  Broadwing Communications, Inc. (Series B).............................       23,400
        1  Crown Castle International Corp.......................................          307
       40  Intermedia Communications, Inc........................................        2,006
    3,437  XO Communications, Inc................................................           69
                                                                                   -----------
                                                                                        25,782
                                                                                   -----------
           TELECOMMUNICATION EQUIPMENT (0.3%)
  406,093  FWT, Inc. (Series A) (d)..............................................      182,742
                                                                                   -----------
           Total Non Convertible Preferred Stocks
            (COST $1,812,642)....................................................      557,424
                                                                                   -----------
           Convertible Preferred Stocks (0.0%)
           SPECIALTY TELECOMMUNICATIONS
    1,545  McLeod USA Inc.
            (Cost $10,893).......................................................        5,795
                                                                                   -----------

NUMBER OF                                                                EXPIRATION
WARRANTS                                                                    DATE
---------                                                                ----------

           Warrants (e) (0.0%)
           BROADCASTING (0.0%)
      300  UIH Australia/Pacific Inc...................................   05/15/06       --
      110  XM Satellite Radio Holdings, Inc. - 144A*...................   03/15/10           605
                                                                                     -----------
                                                                                             605
                                                                                     -----------
           CABLE/SATELLITE TV (0.0%)
      115  Ono Finance PLC (Rights) - 144A*............................   02/15/11            12
                                                                                     -----------
           CASINO/GAMING (0.0%)
    9,000  Aladdin Gaming Enterprises, Inc. - 144A*....................   03/01/10       --
      250  Resort At Summerlin - 144A*.................................   12/15/07       --
                                                                                     -----------
                                                                                         --
                                                                                     -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*............................   04/15/07       --
                                                                                     -----------
           ELECTRIC UTILITIES (0.0%)
      125  TNP Enterprises, Inc. - 144A*...............................   04/01/11         3,750
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF                                                                EXPIRATION
WARRANTS                                                                    DATE        VALUE

------------------------------------------------------------------------------------------------

           INTERNET SOFTWARE/SERVICES (0.0%)
    1,700  Verado Holdings, Inc. - 144A*...............................   04/15/08       --
                                                                                     -----------
           RESTAURANTS (0.0%)
       17  FRD Aqusition Co. (Units)...................................              $    17,000
                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
      500  Birch Telecom Inc. - 144A*..................................   06/15/08       --
      460  GT Group Telecom, Inc. - 144A* (Canada).....................   02/01/10            46
    3,424  McLeod USA Inc..............................................                      342
                                                                                     -----------
                                                                                             388
                                                                                     -----------
           TELECOMMUNICATIONS (0.0%)
      200  Startec Global Communications Corp. - 144A*.................   05/15/08       --
                                                                                     -----------
           Total Warrants
            (COST $75,790).........................................................       21,755
                                                                                     -----------

PRINCIPAL
AMOUNT IN                                                      COUPON  MATURITY
THOUSANDS                                                       RATE     DATE
---------                                                      ------  --------

           Short-Term Investment (15.9%)
           Repurchase Agreement
$   9,833  Joint repurchase agreement account
             (dated 07/01/02; proceeds $9,834,598) (f)
             (COST $9,833,000)...............................  1.95%   07/01/02    9,833,000
                                                                                 -----------

           Total Investments
            (COST $79,267,926) (g)...........................   97.8%   60,735,617
           Other Assets in Excess of Liabilities.............    2.2     1,362,312
                                                               -----   -----------
           Net Assets........................................  100.0%  $62,097,929
                                                               =====   ===========

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 +    PAYMENT-IN-KIND SECURITY
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (A)  ISSUER IN BANKRUPTCY.
 (B) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (C)  NON-INCOME PRODUCING SECURITIES; ISSUER IN DEFAULT.
 (D)  ACQUIRED THROUGH EXCHANGE OFFER.
 (E)  NON-INCOME PRODUCING SECURITIES.
 (F)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (G) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,128,276 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $20,660,585, RESULTING IN NET UNREALIZED DEPRECIATION OF $18,532,309.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002:
     CONTRACTS          IN EXCHANGE      DELIVERY      UNREALIZED
     TO DELIVER             FOR            DATE       DEPRECIATION

--------------------------------------------------------------------

EUR  230,000             $227,691        07/31/02       $(13,389)
GBP  250,000             $381,976        07/29/02        (17,299)
                                                        --------
      Total unrealized depreciation................     $(30,688)
                                                        ========

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
                                                                            UNREALIZED
NUMBER OF                    DESCRIPTION, DELIVERY       UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT          MONTH, AND YEAR          AMOUNT AT VALUE   DEPRECIATION

-----------------------------------------------------------------------------------------

    46         Long     U.S. Treasury Note,
                        September 2002                     $9,555,126        $100,723
    39         Long     U.S. Treasury Note 5 year,
                        September 2002                      4,189,453          84,882
     1         Long     U.S. Treasury Bond,
                        September 2002                        102,781           1,527
     6        Short     U.S. Treasury Note,
                        September 2002                       (643,406)        (11,571)
     5        Short     U.S. Treasury Bond,
                        September 2002                       (513,906)        (12,161)
                                                                             --------
      Net unrealized appreciation.......................................     $163,400
                                                                             ========

 CURRENCY ABBREVIATIONS:
 AUD  Australian Dollar.
 CAD  Canadian Dollar.
 EUR  Euro.
 GBP  British Pound.
 SEK  Swedish Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

           Common Stocks (63.2%)
           ALUMINUM (2.5%)
  89,000   Alcoa, Inc............................................................  $  2,950,350
                                                                                   ------------
           AUTO PARTS: O.E.M. (2.3%)
 200,000   Delphi Automotive Systems Corp........................................     2,640,000
                                                                                   ------------
           COMPUTER PROCESSING HARDWARE (2.5%)
  40,000   International Business Machines Corp..................................     2,880,000
                                                                                   ------------
           DEPARTMENT STORES (2.8%)
  60,000   Sears, Roebuck & Co...................................................     3,258,000
                                                                                   ------------
           DISCOUNT STORES (2.5%)
  75,000   Target Corp...........................................................     2,857,500
                                                                                   ------------
           ELECTRIC UTILITIES (5.3%)
  60,000   Exelon Corp...........................................................     3,138,000
  90,072   FirstEnergy Corp......................................................     3,006,603
                                                                                   ------------
                                                                                      6,144,603
                                                                                   ------------
           FINANCIAL CONGLOMERATES (2.5%)
  75,000   Citigroup Inc.........................................................     2,906,250
                                                                                   ------------
           FOOD: MAJOR DIVERSIFIED (2.7%)
  65,000   PepsiCo, Inc..........................................................     3,133,000
                                                                                   ------------
           FOREST PRODUCTS (3.0%)
  55,000   Weyerhaeuser Co.......................................................     3,511,750
                                                                                   ------------
           HOUSEHOLD/PERSONAL CARE (2.7%)
  35,000   Procter & Gamble Co. (The)............................................     3,125,500
                                                                                   ------------
           INDUSTRIAL CONGLOMERATES (8.2%)
  25,000   3M Co.................................................................     3,075,000
 115,000   General Electric Co...................................................     3,340,750
  45,000   United Technologies Corp..............................................     3,055,500
                                                                                   ------------
                                                                                      9,471,250
                                                                                   ------------
           INFORMATION TECHNOLOGY SERVICES (2.2%)
  70,000   Electronic Data Systems Corp..........................................     2,600,500
                                                                                   ------------
           INTEGRATED OIL (2.8%)
  65,000   BP PLC (ADR) (United Kingdom).........................................     3,281,850
                                                                                   ------------
           MAJOR BANKS (5.6%)
  45,000   Bank of America Corp..................................................     3,166,200
 120,000   KeyCorp...............................................................     3,276,000
                                                                                   ------------
                                                                                      6,442,200
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (2.7%)
 105,000   SBC Communications, Inc...............................................  $  3,202,500
                                                                                   ------------
           MOTOR VEHICLES (2.3%)
  50,000   General Motors Corp...................................................     2,672,500
                                                                                   ------------
           PHARMACEUTICALS: MAJOR (5.4%)
 125,000   Bristol-Myers Squibb Co...............................................     3,212,500
 125,000   Schering-Plough Corp..................................................     3,075,000
                                                                                   ------------
                                                                                      6,287,500
                                                                                   ------------
           SEMICONDUCTORS (2.3%)
 145,000   Intel Corp............................................................     2,649,150
                                                                                   ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.9%)
  70,000   Deere & Co............................................................     3,353,000
                                                                                   ------------
           Total Common Stocks
            (COST $68,948,086)...................................................    73,367,403
                                                                                   ------------

PRINCIPAL
AMOUNT IN                                                           COUPON              MATURITY
THOUSANDS                                                            RATE                 DATE
---------                                                            ----                 ----

           Corporate Bonds (11.0%)
           AEROSPACE & DEFENSE (0.6%)
$    125   Lockheed Martin Corp..............................          7.75%            05/01/26                 138,421
     245   Raytheon Co.......................................          8.20             03/01/06                 270,176
     308   Systems 2001 Asset Trust - 144A**.................          6.664            09/15/13                 327,408
                                                                                                         ---------------
                                                                                                                 736,005
                                                                                                         ---------------
           AIRLINES (0.3%)
      82   America West Airlines.............................          7.10             04/02/21                  84,107
     207   Continental Airlines Inc..........................          6.90             01/02/18                 204,276
      45   Southwest Airlines Co.............................          5.496            11/01/06                  46,052
                                                                                                         ---------------
                                                                                                                 334,435
                                                                                                         ---------------
           BROADCASTING (0.1%)
     145   Clear Channel Communications, Inc.................          7.65             09/15/10                 148,246
                                                                                                         ---------------
           CABLE/SATELLITE TV (0.2%)
      75   Comcast Cable Communications......................          8.375            05/01/07                  76,815
     125   Comcast Cable Communications......................          6.75             01/30/11                 111,648
      55   TCI Communications, Inc...........................          7.875            02/15/26                  48,879
                                                                                                         ---------------
                                                                                                                 237,342
                                                                                                         ---------------
           COMPUTER PROCESSING HARDWARE (0.2%)
     170   Sun Microsystems Inc..............................          7.65             08/15/09                 179,474
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

           DEPARTMENT STORES (0.3%)
$    160   Federated Department Stores, Inc..................          6.90%            04/01/29         $       154,498
     195   May Department Stores Co..........................          6.70             09/15/28                 191,384
                                                                                                         ---------------
                                                                                                                 345,882
                                                                                                         ---------------
           DRUGSTORE CHAINS (0.2%)
     180   CVS Corp..........................................          5.625            3/15/06                  183,315
                                                                                                         ---------------
           ELECTRIC UTILITIES (0.1%)
      70   Detroit Edison Co.................................          6.125            10/01/10                  69,768
                                                                                                         ---------------
           ELECTRICAL PRODUCTS (0.1%)
      95   Cooper Industries Ltd. - 144A**...................          5.25             07/01/07                  94,988
                                                                                                         ---------------
           FINANCE/RENTAL/LEASING (0.7%)
     185   American General Finance Corp.....................          5.875            07/14/06                 191,045
      25   Hertz Corp........................................          7.625            08/15/07                  26,024
      25   Hertz Corp........................................          7.40             03/01/11                  24,637
      20   Hertz Corp........................................          7.625            06/01/12                  19,718
     225   Household Finance Corp............................          8.00             07/15/10                 237,650
      80   Household Finance Corp............................          6.75             05/15/11                  78,738
      20   MBNA America Bank NA..............................          7.75             09/15/05                  21,662
     110   MBNA America Bank NA..............................          6.50             06/20/06                 113,897
     185   Prime Property Funding II - 144A**................          7.00             08/15/04                 192,540
                                                                                                         ---------------
                                                                                                                 905,911
                                                                                                         ---------------
           FINANCIAL CONGLOMERATES (1.4%)
      95   Chase Manhattan Corp..............................          6.00             02/15/09                  96,555
     165   Citigroup Inc.....................................          6.00             02/21/12                 165,668
     285   General Electric Capital Corp.....................          6.75             03/15/32                 279,948
     135   General Motors Acceptance Corp....................          6.875            09/15/11                 134,030
     125   General Motors Acceptance Corp....................          8.00             11/01/31                 127,844
     175   J.P. Morgan Chase & Co............................          5.35             03/01/07                 177,171
      40   J.P. Morgan Chase & Co............................          6.625            03/15/12                  41,137
     325   Prudential Holdings - 144A**......................          7.245            12/18/23                 341,546
     210   Prudential Holdings - 144A**......................          8.695            12/18/23                 227,856
                                                                                                         ---------------
                                                                                                               1,591,755
                                                                                                         ---------------
           FOOD RETAIL (0.2%)
     215   Kroger Co.........................................          6.80             04/01/11                 223,727
                                                                                                         ---------------
           FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      90   United Mexican States (Mexico)....................          8.375            01/14/11                  93,375

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

$     90   United Mexican States (Mexico)....................          7.50%            01/14/12         $        88,965
      60   United Mexican States (Mexico)....................          8.30             08/15/31                  58,350
                                                                                                         ---------------
                                                                                                                 240,690
                                                                                                         ---------------
           GAS DISTRIBUTORS (0.1%)
      70   Consolidated Natural Gas Co.......................          6.25             11/01/11                  70,188
                                                                                                         ---------------
           HOME BUILDING (0.1%)
      85   Centex Corp.......................................          7.875            02/01/11                  92,470
      45   Centex Corp.......................................          7.50             01/15/12                  48,060
                                                                                                         ---------------
                                                                                                                 140,530
                                                                                                         ---------------
           HOME FURNISHINGS (0.0%)
      45   Mohawk Industries Inc. - 144A**...................          7.20             04/15/12                  47,781
                                                                                                         ---------------
           HOME IMPROVEMENT CHAINS (0.2%)
     200   Lowe's Companies, Inc.............................          8.25             06/01/10                 228,871
      30   Lowe's Companies, Inc.............................          6.50             03/15/29                  28,823
                                                                                                         ---------------
                                                                                                                 257,694
                                                                                                         ---------------
           HOSPITAL/NURSING MANAGEMENT (0.1%)
     150   Tenet Holdings Corp. - 144A**.....................          6.875            11/15/31                 147,659
                                                                                                         ---------------
           HOTELS/RESORTS/CRUISELINES (0.3%)
      75   Hyatt Equities LLC - 144A**.......................          6.875            06/15/07                  75,324
     230   Marriott International Inc. - 144A**..............          7.00             01/15/08                 241,316
                                                                                                         ---------------
                                                                                                                 316,640
                                                                                                         ---------------
           INDUSTRIAL CONGLOMERATES (0.3%)
     190   Honeywell International...........................          6.125            11/01/11                 194,382
     150   United Technologies Corp..........................          6.10             05/15/12                 155,362
                                                                                                         ---------------
                                                                                                                 349,744
                                                                                                         ---------------
           INTEGRATED OIL (0.1%)
     100   Conoco Inc........................................          6.95             04/15/29                 102,198
                                                                                                         ---------------
           INVESTMENT BANKS/BROKERS (0.5%)
     230   Credit Suisse F/B USA, Inc........................          5.875            08/01/06                 238,409
     235   Goldman Sachs Group, Inc..........................          6.875            01/15/11                 243,635
      90   Goldman Sachs Group, Inc..........................          6.60             01/15/12                  91,675
                                                                                                         ---------------
                                                                                                                 573,719
                                                                                                         ---------------
           LIFE/HEALTH INSURANCE (0.9%)
     140   American General Corp.............................          7.50             07/15/25                 154,630
      45   Equitable Companies, Inc..........................          7.00             04/01/28                  45,695
      30   Hartford Life.....................................          7.375            03/01/31                  31,962
     250   John Hancock Financial Services, Inc..............          7.375            02/15/24                 260,338

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

$    205   Nationwide Mutual Insurance Co. - 144A**..........          7.50%            02/15/24         $       194,715
     310   New England Mutual Life Insurance Co..............          7.875            02/15/24                 325,034
                                                                                                         ---------------
                                                                                                               1,012,374
                                                                                                         ---------------
           MAJOR BANKS (0.2%)
     180   Bank One Corp.....................................          6.00             02/17/09                 184,598
                                                                                                         ---------------
           MAJOR TELECOMMUNICATIONS (0.5%)
      20   AT&T Corp. - 144A**...............................          7.30             11/15/11                  16,600
     170   AT&T Corp. - 144A**...............................          8.00             11/15/31                 133,450
      70   Alltel Corp.......................................          7.00             07/01/12                  69,845
      90   GTE Corp..........................................          6.94             04/15/28                  80,352
      50   Sprint Capital Corp. - 144A**.....................          8.375            03/15/12                  41,423
      85   Telus Corp. (Canada)..............................          8.00             06/01/11                  70,627
     195   Verizon New England Inc...........................          6.50             09/15/11                 190,697
                                                                                                         ---------------
                                                                                                                 602,994
                                                                                                         ---------------
           MANAGED HEALTH CARE (0.4%)
     180   Aetna, Inc........................................          7.875            03/01/11                 189,597
     165   Cigna Corp........................................          6.375            10/15/11                 170,275
     100   Wellpoint Healthcare Networks, Inc................          6.375            06/15/06                 105,285
                                                                                                         ---------------
                                                                                                                 465,157
                                                                                                         ---------------
           MEDIA CONGLOMERATES (0.4%)
      70   AOL Time Warner Inc...............................          6.75             04/15/11                  64,419
      30   News America Inc..................................          7.75             02/01/24                  28,439
     220   News America Holdings Inc.........................          7.28             06/30/28                 195,802
     195   Time Warner, Inc..................................          7.57             02/01/24                 173,340
                                                                                                         ---------------
                                                                                                                 462,000
                                                                                                         ---------------
           MOTOR VEHICLES (0.6%)
     110   DaimlerChrysler North American Holdings Co........          7.20             09/01/09                 114,805
      85   DaimlerChrysler North American Holdings Co........          8.50             01/18/31                  93,970
      25   Ford Motor Co.....................................          6.625            10/01/28                  21,081
     465   Ford Motor Co.....................................          7.45             07/16/31                 432,844
                                                                                                         ---------------
                                                                                                                 662,700
                                                                                                         ---------------
           MULTI-LINE INSURANCE (0.6%)
     250   AIG Sun America Global Finance VI - 144A**........          6.30             05/10/11                 258,759
     400   Farmers Exchange Capital - 144A**.................          7.05             07/15/28                 296,693
     165   Hartford Financial Services Group, Inc............          7.90             06/15/10                 184,932
                                                                                                         ---------------
                                                                                                                 740,384
                                                                                                         ---------------
           OIL & GAS PIPELINES (0.2%)
      95   El Paso Corp. - 144A**............................          7.875            06/15/12                  95,643

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

$     50   Williams Companies, Inc. (Series A)...............          7.50%            01/15/31         $        35,907
     155   Williams Companies, Inc...........................          7.75             06/15/31                 113,608
                                                                                                         ---------------
                                                                                                                 245,158
                                                                                                         ---------------
           PHARMACEUTICALS: MAJOR (0.0%)
      45   Lilly (Eli) & Co..................................          8.375            12/01/06                  51,594
                                                                                                         ---------------
           PROPERTY - CASUALTY INSURERS (0.3%)
     300   Florida Windstorm Underwriting Association -
            144A**...........................................          7.125            02/25/19                 317,919
                                                                                                         ---------------
           PULP & PAPER (0.1%)
      65   Meadwestvaco Corp.................................          6.85             04/01/12                  68,241
                                                                                                         ---------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
     145   EOP Operating LP..................................          7.25             06/15/28                 139,283
      25   EOP Operating LP..................................          7.50             04/19/29                  24,599
     125   Simon Property Group LP...........................          6.375            11/15/07                 128,249
      70   Vornado Realty Corp...............................          5.625            06/15/07                  69,609
                                                                                                         ---------------
                                                                                                                 361,740
                                                                                                         ---------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
      70   Anthem Insurance Companies, Inc. - 144A**.........          9.125            04/01/10                  79,108
      70   Anthem Insurance Companies, Inc. - 144A**.........          9.00             04/01/27                  78,965
                                                                                                         ---------------
                                                                                                                 158,073
                                                                                                         ---------------
           WIRELESS COMMUNICATIONS (0.1%)
     175   AT&T Wireless Services, Inc.......................          7.875            03/01/11                 141,354
      25   AT&T Wireless Services, Inc.......................          8.75             03/01/31                  19,307
                                                                                                         ---------------
                                                                                                                 160,661
                                                                                                         ---------------
           Total Corporate Bonds
            (COST $12,688,485).........................................................................       12,791,284
                                                                                                         ---------------
           U.S. Government & Agency Obligations (9.9%)
   3,255   Federal National Mortgage Assoc.***...............          0.00             10/09/19               1,120,586
           U.S. Treasury Notes
   1,550   ***...............................................          6.50             02/15/10               1,732,714
   4,100   ***...............................................          6.75             05/15/05               4,474,765
   2,250   ***...............................................          7.875            11/15/04               2,493,497
           U.S. Treasury Bonds
     500   ..................................................          7.625            02/15/25                 623,781
     400   ..................................................          8.125            08/15/21                 516,179
     425   ..................................................          8.75             08/15/20                 577,109
                                                                                                         ---------------
           Total U.S. Government & Agency Obligations
            (COST $11,340,022).........................................................................       11,538,631
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

           Mortgage-Backed Securities (7.1%)
$  1,000   Federal Home Loan Mortgage Corp.*.................          7.50%               --            $     1,049,063
           Federal National Mortgage Assoc.
   1,250   *.................................................          7.00                --                  1,290,625
     407   ..................................................          7.50        10/01/27-08/01/29             427,362
   1,517   ..................................................          8.00        12/01/28-01/01/32           1,610,059
   1,600   *.................................................          8.00                --                  1,698,000
           Government National Mortgage Assoc.
   1,500   *.................................................          7.00                --                  1,557,656
     538   ..................................................          7.50        08/15/23-10/15/29             566,924
                                                                                                         ---------------
           Total Mortgage-Backed Securities
            (COST $8,130,103)..........................................................................        8,199,689
                                                                                                         ---------------
           Asset-Backed Securities (3.7%)
           FINANCE/RENTAL/LEASING
     200   BMW Vehicle Owner Trust 2002-A....................          2.83             12/25/04                 201,143
     300   Capital Auto Receivables Asset Trust..............          2.89             04/15/04                 301,611
     215   Chase Credit Card Master Trust....................          5.50             11/17/08                 224,224
     250   Chase Manhattan Auto Owner Trust Ser 2002-A.......          2.63             10/15/04                 250,886
     325   Chase Manhattan Auto Owner Trust Ser 2002-B.......          2.70             01/18/05                 325,642
     200   Citibank Credit Card Issuance Trust...............          6.90             10/15/07                 217,568
     250   DaimlerChrysler Auto Trust Ser 2002-E.............          6.11             11/08/04                 257,811
     350   DaimlerChrysler Auto Trust Ser 2002-E.............          2.90             12/06/04                 352,090
     300   Ford Credit Auto Owner Trust Ser 2001-B...........          5.12             10/15/04                 306,949
     350   Ford Credit Auto Owner Trust Ser 2001-B...........          2.97             06/15/04                 352,074
     279   Harley Davidson Motorcycle Trust 2002-1...........          3.02             09/15/06                 281,247
     200   Honda Auto Receivables Owner Trust 2002-1.........          2.55             04/15/04                 200,631
     300   Honda Auto Receivables Owner Trust 2002-2.........          2.91             09/15/04                 301,823
     100   MBNA Master Credit Card Trust.....................          5.90             08/15/11                 104,672
     250   National City Auto Receivables Trust Ser 2002-A...          3.00             01/15/05                 251,654
     250   Nissan Auto Receivables Owner Trust...............          3.07             08/16/04                 251,834
     125   Nissan Auto Receivables Owner Trust...............          4.80             02/15/07                 128,256
                                                                                                         ---------------
           Total Asset Backed Securities
            (COST $4,253,330)..........................................................................        4,310,115
                                                                                                         ---------------
           Collateralized Mortgage Obligations (0.5%)
     260   Fannie Mae 2002-18 PG.............................          5.50             06/25/08                 265,127
     274   FNMA G97-5 Cl G...................................          6.70             08/17/02                 275,352
                                                                                                         ---------------
           Total Collateralized Motrgage Obligations
            (COST $544,757)............................................................................          540,479
                                                                                                         ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON              MATURITY
THOUSANDS                                                           RATE                 DATE                VALUE

------------------------------------------------------------------------------------------------------------------------

           Short-Term Investments (9.5%)
           U.S. Government Obligation (a) (0.1%)
$    100   U.S. Treasury Bill***
            (COST $99,436)...................................          1.88%            10/17/02         $        99,436
                                                                                                         ---------------
           Repurchase Agreement (9.4%)
  10,875   Joint repurchase agreement account (dated
             06/28/02; proceeds $10,876,767) (b)
             (COST $10,875,000)..............................          1.95             07/01/02              10,875,000
                                                                                                         ---------------
           Total Short-Term Investments
            (COST $10,974,436).........................................................................       10,974,436
                                                                                                         ---------------

           Total Investments
            (COST $116,879,219) (c)..........................  104.9%      121,722,037
           Liabilities in Excess of Other Assets.............   (4.9)       (5,716,379)
                                                               -----   ---------------
           Net Assets........................................  100.0%  $   116,005,658
                                                               =====   ===============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 * SECURITIES PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR THE BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $12,646,238 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,803,420, RESULTING IN NET UNREALIZED APPRECIATION OF $4,842,818.

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
NUMBER OF                     DESCRIPTION, DELIVERY         UNDERLYING FACE   UNREALIZED
CONTRACTS  LONG/SHORT            MONTH AND YEAR             AMOUNT AT VALUE  APPRECIATION

-----------------------------------------------------------------------------------------

   17         Long     U.S. Treasury Note/September 2002      $1,822,984       $ 50,406
   56         Long     U.S. Treasury Note/September 2002       6,015,625         83,184
                                                                               --------
      Total unrealized appreciation........................................    $133,590
                                                                               ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks (85.4%)
           ELECTRIC UTILITIES (49.7%)
 100,000   AES Corp.*........................................  $    542,000
  44,000   Allegheny Energy, Inc.............................     1,133,000
  35,000   Ameren Corp.......................................     1,505,350
  28,000   American Electric Power Co., Inc..................     1,120,560
  82,000   Calpine Corp.*....................................       576,460
  38,500   Cinergy Corp......................................     1,385,615
  50,000   Cleco Corp........................................     1,095,000
  49,000   Consolidated Edison, Inc..........................     2,045,750
  26,000   Constellation Energy Group, Inc...................       762,840
  36,000   Dominion Resources, Inc...........................     2,383,200
  60,000   DPL, Inc..........................................     1,587,000
  50,000   DTE Energy Co.....................................     2,232,000
  66,710   Duke Energy Corp..................................     2,074,681
  62,500   Entergy Corp......................................     2,652,500
  50,000   Exelon Corp.......................................     2,615,000
  60,000   FirstEnergy Corp..................................     2,002,800
  45,000   FPL Group, Inc....................................     2,699,550
  40,000   General Electric Co...............................     1,162,000
  68,687   Mirant Corp.*.....................................       501,415
  60,000   Northeast Utilities...............................     1,128,600
  22,000   NSTAR.............................................       985,160
  34,000   OGE Energy Corp...................................       777,240
  25,500   Pinnacle West Capital Corp........................     1,007,250
  60,000   PPL Corp..........................................     1,984,800
  58,081   Progress Energy, Inc..............................     3,020,793
  69,000   Public Service Enterprise Group, Inc..............     2,987,700
  31,000   SCANA Corp........................................       956,970
  47,000   Southern Co. (The)................................     1,287,800
  47,000   TECO Energy, Inc..................................     1,163,250
  42,000   TXU Corp..........................................     2,165,100
  45,000   UIL Holdings Corp.................................     2,450,700
  46,000   Wisconsin Energy Corp.............................     1,162,420
                                                               ------------
                                                                 51,154,504
                                                               ------------
           ENERGY (21.9%)
  30,000   AGL Resources, Inc................................       696,000
  35,000   BP PLC (ADR) (United Kingdom).....................     1,767,150
  21,000   ChevronTexaco Corp................................     1,858,500
  38,622   El Paso Corp......................................       795,999
  15,000   Equitable Resources, Inc..........................       514,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  30,000   Exxon Mobil Corp..................................  $  1,227,600
  61,600   KeySpan Corp......................................     2,319,240
  20,000   Kinder Morgan, Inc................................       760,400
  65,000   MDU Resources Group, Inc..........................     1,708,850
  54,000   New Jersey Resources Corp.........................     1,611,900
  40,000   Nicor Inc.........................................     1,830,000
  23,750   Northwest Natural Gas Co..........................       682,812
  45,000   Peoples Energy Corp...............................     1,640,700
  30,000   Piedmont Natural Gas Co., Inc.....................     1,109,400
  30,000   Questar Corp......................................       741,000
  12,000   Royal Dutch Petroleum Co. (ADR) (Netherlands).....       663,240
  60,000   Sempra Energy.....................................     1,327,800
  20,000   South Jersey Industries, Inc......................       675,000
  22,000   WGL Holdings Inc..................................       569,800
                                                               ------------
                                                                 22,499,891
                                                               ------------
           TELECOMMUNICATIONS (11.9%)
  49,160   ALLTEL Corp.......................................     2,310,520
  50,000   BCE, Inc. (Canada)................................       871,000
  50,000   BellSouth Corp....................................     1,575,000
  65,625   CenturyTel, Inc...................................     1,935,938
  50,000   Liberty Media Corp. (Class A)*....................       475,000
  50,000   Motorola, Inc.....................................       721,000
  44,272   SBC Communications, Inc...........................     1,350,296
  25,000   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................       802,000
  39,394   Verizon Communications Inc........................     1,581,669
  50,000   Vodafone Group PLC (ADR) (United Kingdom).........       682,500
                                                               ------------
                                                                 12,304,923
                                                               ------------
           WATER UTILITIES (1.9%)
  30,000   American States Water Co..........................       795,000
  59,375   Philadelphia Suburban Corp........................     1,199,375
                                                               ------------
                                                                  1,994,375
                                                               ------------
           Total Common Stocks
            (COST $80,633,833)...............................    87,953,693
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE        VALUE

------------------------------------------------------------------------------------------------

           Corporate Bonds (5.0%)
           ELECTRIC UTILITIES (3.4%)
$     50   Alliant Energy Resources, Inc.....................   7.00%    12/01/11   $     48,296
     325   American Electric Power (Series A)................   6.125    05/15/06        331,058
     100   Amernenergy Generating Co.........................   7.95     06/01/32        104,347
      70   Calpine Corp......................................   8.50     02/15/11         46,900
     140   Cinergy Corp......................................   6.25     09/01/04        142,213
      60   Commonwealth Edison Co. - 144A**..................   6.15     03/15/12         61,740
     165   DTE Energy Co.....................................   7.05     06/01/11        174,538
     140   Duke Capital Corp.................................   6.25     02/15/13        139,209
     130   Duquese Light Co..................................   6.70     04/15/12        135,377
     290   Exelon Corp.......................................   6.75     05/01/11        302,788
     120   Florida Power Corp................................   6.65     07/15/11        124,697
     190   MidAmerican Funding LLC...........................   6.75     03/01/11        195,109
     335   Mirant Americas Generation LLC....................   7.625    05/01/06        271,350
     190   NRG Energy Inc....................................   7.75     04/01/11        151,050
     100   PG&E National Energy Group........................  10.375    05/16/11        102,000
     140   Pinnacle West Capital Corp........................   6.40     04/01/06        144,002
     435   PSEG Energy Holdings..............................   9.125    02/10/04        442,658
     140   Public Service Company of New Mexico..............   7.50     08/01/18        127,607
     120   South Carolina Electric & Gas Co..................   7.50     06/15/05        130,698
      85   Teco Energy Inc...................................   7.00     05/01/12         89,142
     200   TXU Corp..........................................   6.375    06/15/06        205,702
                                                                                    ------------
                                                                                       3,470,481
                                                                                    ------------
           ENERGY (0.6%)
     100   Consolidated Natural Gas Co. (Series B)...........   5.375    11/01/06        100,355
      45   El Paso Corp. - 144A**............................   7.875    06/15/12         45,305
     135   Nisource Finance Corp.............................   7.875    11/15/10        139,523
      70   Ras Laffan Liquid Natural Gas - 144A** (Qatar)....   8.294    03/15/14         74,375
      40   Transcont Gas Pipe Line Corp......................   7.00     08/15/11         35,567
     380   Williams Companies, Inc. (The)....................   7.50     01/15/31        272,896
                                                                                    ------------
                                                                                         668,021
                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.1%)
      80   Waste Management Inc..............................   7.00     10/15/06         83,064
                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (0.1%)
     140   Honeywell International, Inc......................   5.125    11/01/06        141,151
                                                                                    ------------
           MOTOR VEHICLES (0.0%)
      40   DaimlerChrysler North American Holding Corp.......   7.30     01/15/12         41,899
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE

------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (0.8%)
$    135   AOL Time Warner, Inc..............................   6.125%   04/15/06   $    131,218
      95   AT&T Corp. - 144A**...............................   6.50     11/15/06         83,600
     165   AT&T Wireless Services, Inc.......................   7.875    03/01/11        133,277
     130   Comcast Cable Communications Corp.................   6.375    01/30/06        125,907
     180   GTE Corp..........................................   7.90     02/01/27        176,732
      40   TCI Communications Corp...........................   8.00     08/01/05         40,471
     145   Telus Corp. (Canada)..............................   8.00     06/01/11        120,482
                                                                                    ------------
                                                                                         811,687
                                                                                    ------------
           Total Corporate Bonds
            (COST $5,453,118).....................................................     5,216,303
                                                                                    ------------
           U.S. Government Obligations (1.0%)
     780   U.S. Treasury Bond
            (COST $972,520)..................................   8.125    08/15/21      1,006,550
                                                                                    ------------

           Asset-Backed Securities (0.7%)
           FINANCE/RENTAL/LEASING (0.7%)
     150   Connecticut RRB Special Purpose Trust CL&P -
            Series 2001......................................   6.21     12/30/11        158,562
     150   Detroit Edison Securitization Funding LLC.........   5.875    03/01/10        158,252
     175   PECO Energy Transition Trust......................   7.625    03/01/10        198,019
     150   PSE&G Transition Funding LLC......................   6.61     06/15/15        161,585
                                                                                    ------------
           Total Asset-Backed Securities
            (COST $671,011).......................................................       676,418
                                                                                    ------------

NUMBER OF
 SHARES
---------

           Preferred Stocks (0.1%)
           ELECTRIC UTILITIES (0.1%)
   6,000   Alabama Power Capital Trust I (Series Q)
            (COST $150,000)..................................                            150,000
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE        VALUE

------------------------------------------------------------------------------------------------

           Short-Term Investment (5.7%)
           Repurchase Agreement
$  5,871   Joint repurchase agreement (dated 06/28/02;
           proceeds $5,871,954) (a)
           (COST $5,871,000).................................   1.95%    07/01/02   $  5,871,000
                                                                                    ------------

           Total Investments
            (COST $93,751,482) (b)...........................   97.9%   100,873,964
           Other Assets in Excess of Liabilities.............    2.1      2,115,127
                                                               -----   ------------
           Net Assets........................................  100.0%  $102,989,091
                                                               =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,325,684 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,203,202, RESULTING IN NET UNREALIZED DEPRECIATION OF $7,122,482.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks (99.2%)
           AEROSPACE & DEFENSE (1.4%)
 260,000   Goodrich Corp.....................................  $  7,103,200
                                                               ------------
           ALUMINUM (3.1%)
 215,000   Alcan Inc.........................................     8,066,800
 225,000   Alcoa, Inc........................................     7,458,750
                                                               ------------
                                                                 15,525,550
                                                               ------------
           APPAREL/FOOTWEAR (1.5%)
 193,000   VF Corp...........................................     7,567,530
                                                               ------------
           AUTO PARTS: O.E.M. (4.5%)
 520,000   Delphi Corp.......................................     6,864,000
  95,000   Johnson Controls, Inc.............................     7,752,950
 140,000   TRW Inc...........................................     7,977,200
                                                               ------------
                                                                 22,594,150
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.6%)
 143,000   Coca-Cola Co. (The)...............................     8,008,000
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.3%)
 240,000   Dow Chemical Co. (The)............................     8,251,200
 180,000   Du Pont (E.I.) de Nemours & Co., Inc..............     7,992,000
                                                               ------------
                                                                 16,243,200
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.8%)
 430,000   Hewlett-Packard Co................................     6,570,400
 100,000   International Business Machines Corp..............     7,200,000
                                                               ------------
                                                                 13,770,400
                                                               ------------
           DEPARTMENT STORES (1.5%)
 140,000   Sears, Roebuck & Co...............................     7,602,000
                                                               ------------
           DISCOUNT STORES (1.5%)
 190,000   Target Corp.......................................     7,239,000
                                                               ------------
           ELECTRIC UTILITIES (6.3%)
 120,000   Dominion Resources, Inc...........................     7,944,000
 145,000   Exelon Corp.......................................     7,583,500

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 245,000   FirstEnergy Corp..................................  $  8,178,100
 133,000   FPL Group, Inc....................................     7,978,670
                                                               ------------
                                                                 31,684,270
                                                               ------------
           ELECTRONICS/ APPLIANCES (1.5%)
 115,000   Whirlpool Corp....................................     7,516,400
                                                               ------------
           FINANCE/RENTAL/ LEASING (3.1%)
 106,000   Fannie Mae........................................     7,817,500
 153,000   Household International, Inc......................     7,604,100
                                                               ------------
                                                                 15,421,600
                                                               ------------
           FINANCIAL CONGLOMERATES (3.1%)
 185,000   Citigroup, Inc....................................     7,168,750
 240,000   J.P. Morgan Chase & Co............................     8,140,800
                                                               ------------
                                                                 15,309,550
                                                               ------------
           FOOD DISTRIBUTORS (3.0%)
 280,000   Supervalu, Inc....................................     6,868,400
 290,000   SYSCO Corp........................................     7,893,800
                                                               ------------
                                                                 14,762,200
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.6%)
 164,000   PepsiCo, Inc......................................     7,904,800
                                                               ------------
           FOREST PRODUCTS (1.6%)
 125,000   Weyerhaeuser Co...................................     7,981,250
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (4.7%)
 150,000   Avon Products, Inc................................     7,836,000
 128,000   Kimberly-Clark Corp...............................     7,936,000
  85,000   Procter & Gamble Co. (The)........................     7,590,500
                                                               ------------
                                                                 23,362,500
                                                               ------------
           INDUSTRIAL CONGLOMERATES (6.2%)
  65,000   3M Co.............................................     7,995,000
 255,000   General Electric Co...............................     7,407,750
 215,000   Honeywell International, Inc......................     7,574,450
 120,000   United Technologies Corp..........................     8,148,000
                                                               ------------
                                                                 31,125,200
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (1.7%)
 135,000   PPG Industries, Inc...............................  $  8,356,500
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
 168,000   Electronic Data Systems Corp......................     6,241,200
                                                               ------------
           INTEGRATED OIL (4.8%)
 160,000   BP PLC (ADR) (United Kingdom).....................     8,078,400
 195,000   Exxon Mobil Corp..................................     7,979,400
 145,000   Royal Dutch Petroleum Co. (ADR) (Netherlands).....     8,014,150
                                                               ------------
                                                                 24,071,950
                                                               ------------
           LIFE/HEALTH INSURANCE (4.6%)
 384,200   Aegon N.V. (ARS) (Netherlands)....................     7,818,470
 165,000   Jefferson-Pilot Corp..............................     7,755,000
 175,000   Lincoln National Corp.............................     7,350,000
                                                               ------------
                                                                 22,923,470
                                                               ------------
           MAJOR BANKS (3.2%)
 110,000   Bank of America Corp..............................     7,739,600
 300,000   KeyCorp...........................................     8,190,000
                                                               ------------
                                                                 15,929,600
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.6%)
 195,000   Verizon Communications Inc........................     7,829,250
                                                               ------------
           MOTOR VEHICLES (3.0%)
 165,000   DaimlerChrysler AG (Germany)......................     7,957,950
 130,000   General Motors Corp...............................     6,948,500
                                                               ------------
                                                                 14,906,450
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.6%)
 200,000   Pitney Bowes, Inc.................................     7,944,000
                                                               ------------
           OIL & GAS PIPELINES (0.9%)
 220,000   El Paso Corp......................................     4,534,200
                                                               ------------
           OIL & GAS PRODUCTION (1.5%)
 143,000   Kerr-McGee Corp...................................     7,657,650
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL REFINING/ MARKETING (3.1%)
 290,000   Marathon Oil Corp.................................  $  7,864,800
 220,000   Sunoco, Inc.......................................     7,838,600
                                                               ------------
                                                                 15,703,400
                                                               ------------
           PHARMACEUTICALS: MAJOR (5.8%)
 280,000   Bristol-Myers Squibb Co...........................     7,196,000
 200,000   Pharmacia Corp....................................     7,490,000
 300,000   Schering-Plough Corp..............................     7,380,000
 137,000   Wyeth.............................................     7,014,400
                                                               ------------
                                                                 29,080,400
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.6%)
 450,000   Travelers Property Casualty Corp.* (Class A)......     7,965,000
                                                               ------------
           PULP & PAPER (3.3%)
 185,000   International Paper Co............................     8,062,300
 255,000   MeadWestvaco Corp.................................     8,557,800
                                                               ------------
                                                                 16,620,100
                                                               ------------
           RAILROADS (3.2%)
 265,000   Burlington Northern Santa Fe Corp.................     7,950,000
 225,000   CSX Corp..........................................     7,886,250
                                                               ------------
                                                                 15,836,250
                                                               ------------
           RECREATIONAL PRODUCTS (1.4%)
 245,000   Eastman Kodak Co..................................     7,146,650
                                                               ------------
           SEMICONDUCTORS (1.3%)
 350,000   Intel Corp........................................     6,394,500
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (3.1%)
 153,000   Caterpillar, Inc..................................     7,489,350
 170,000   Deere & Co........................................     8,143,000
                                                               ------------
                                                                 15,632,350
                                                               ------------
           Total Common Stocks
            (COST $459,511,384)..............................   495,493,720
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           Short-Term Investment (0.3%)
           Repurchase Agreement
$  1,505   Joint repurchase agreement account 1.95% due
             07/01/02 (dated 06/28/02; proceeds
             $1,505,245) (a)
             (COST $1,505,000)...............................  $  1,505,000
                                                               ------------

  Total Investments
   (COST $461,016,384) (b)..........................    99.5%  496,998,720
  Other Assets in Excess of Liabilities.............     0.5     2,410,821
                                                      ------  ------------
  Net Assets........................................   100.0% $499,409,541
                                                      ======  ============

---------------------------------------------------

  *   NON-INCOME PRODUCING SECURITY.
 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $76,319,800 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $40,337,464, RESULTING IN NET UNREALIZED APPRECIATION OF $35,982,336.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks (99.3%)
           ADVERTISING/MARKETING SERVICES (0.3%)
  13,000   Interpublic Group of Companies, Inc...............  $    321,880
   7,000   Omnicom Group, Inc................................       320,600
                                                               ------------
                                                                    642,480
                                                               ------------
           AEROSPACE & DEFENSE (1.8%)
   9,400   Boeing Co.........................................       423,000
   4,400   General Dynamics Corp.............................       467,940
  11,700   Goodrich Corp.....................................       319,644
   8,000   Lockheed Martin Corp..............................       556,000
   5,300   Northrop Grumman Corp.............................       662,500
  11,000   Raytheon Co.......................................       448,250
  13,000   Rockwell Collins, Inc.............................       356,460
                                                               ------------
                                                                  3,233,794
                                                               ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  32,193   Archer-Daniels-Midland Co.........................       411,748
                                                               ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp........................................       464,580
                                                               ------------
           AIRLINES (0.5%)
  10,100   AMR Corp.*........................................       170,286
  11,800   Delta Air Lines, Inc..............................       236,000
  29,925   Southwest Airlines Co.............................       483,588
                                                               ------------
                                                                    889,874
                                                               ------------
           ALTERNATIVE POWER GENERATION (0.1%)
  14,000   Calpine Corp.*....................................        98,420
                                                               ------------
           ALUMINUM (0.5%)
  11,200   Alcan Inc. (Canada)...............................       420,224
  16,000   Alcoa, Inc........................................       530,400
                                                               ------------
                                                                    950,624
                                                               ------------
           APPAREL/FOOTWEAR (1.4%)
   6,000   Cintas Corp.......................................       296,400
   8,000   Jones Apparel Group, Inc.*........................       300,000
  17,200   Liz Claiborne, Inc................................       546,960
   8,300   Nike, Inc. (Class B)..............................       445,295

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  20,000   Reebok International Ltd.*........................  $    590,000
  12,000   VF Corp...........................................       470,520
                                                               ------------
                                                                  2,649,175
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (0.9%)
  18,000   Gap, Inc. (The)...................................       255,600
  18,900   Limited Brands, Inc...............................       402,570
  12,900   Nordstrom, Inc....................................       292,185
  33,800   TJX Companies, Inc. (The).........................       662,818
                                                               ------------
                                                                  1,613,173
                                                               ------------
           AUTO PARTS: O.E.M. (1.2%)
  19,000   Dana Corp.........................................       352,070
  21,200   Delphi Corp.......................................       279,840
   4,500   Eaton Corp........................................       327,375
   5,700   Johnson Controls, Inc.............................       465,177
   8,000   TRW Inc...........................................       455,840
  19,000   Visteon Corp......................................       269,800
                                                               ------------
                                                                  2,150,102
                                                               ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
  24,100   Cooper Tire & Rubber Co...........................       495,255
  13,400   Goodyear Tire & Rubber Co. (The)..................       250,714
                                                               ------------
                                                                    745,969
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  10,800   Anheuser-Busch Companies, Inc.....................       540,000
   5,900   Brown-Forman Corp. (Class B)......................       407,100
   7,100   Coors (Adolph) Co. (Class B)......................       442,330
                                                               ------------
                                                                  1,389,430
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
   6,600   Coca-Cola Co. (The)...............................       369,600
  16,900   Coca-Cola Enterprises Inc.........................       373,152
  12,000   Pepsi Bottling Group, Inc. (The)..................       369,600
                                                               ------------
                                                                  1,112,352
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           BIOTECHNOLOGY (0.8%)
   6,200   Amgen Inc.*.......................................  $    259,656
   6,000   Biogen, Inc.*.....................................       248,580
   8,000   Chiron Corp.*.....................................       282,400
  11,000   Genzyme Corp. (General Division)*.................       211,640
  10,000   Immunex Corp.*....................................       223,400
   8,000   MedImmune, Inc.*..................................       211,200
                                                               ------------
                                                                  1,436,876
                                                               ------------
           BROADCASTING (0.2%)
   4,800   Clear Channel Communications, Inc.*...............       153,696
   5,000   Univision Communications, Inc. (Class A)*.........       157,000
                                                               ------------
                                                                    310,696
                                                               ------------
           BUILDING PRODUCTS (0.3%)
   2,700   American Standard Companies, Inc.*................       202,770
  14,500   Masco Corp........................................       393,095
                                                               ------------
                                                                    595,865
                                                               ------------
           CABLE/SATELLITE TV (0.1%)
   7,500   Comcast Corp. (Class A Special)*..................       175,725
                                                               ------------
           CASINO/GAMING (0.3%)
  12,000   Harrah's Entertainment, Inc.*.....................       532,200
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
  18,000   Dow Chemical Co. (The)............................       618,840
   6,000   Du Pont (E.I.) de Nemours & Co....................       266,400
   7,900   Eastman Chemical Co...............................       370,510
  29,000   Hercules Inc.*....................................       336,400
   9,700   Rohm & Haas Co....................................       392,753
                                                               ------------
                                                                  1,984,903
                                                               ------------
           CHEMICALS: SPECIALTY (1.3%)
  10,800   Air Products & Chemicals, Inc.....................       545,076
  18,200   Engelhard Corp....................................       515,424

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   9,500   Great Lakes Chemical Corp.........................  $    251,655
   8,800   Praxair, Inc......................................       501,336
  13,200   Sigma-Aldrich Corp................................       661,980
                                                               ------------
                                                                  2,475,471
                                                               ------------
           COMMERCIAL PRINTING/ FORMS (0.5%)
  11,900   Deluxe Corp.......................................       462,791
  14,600   Donnelley (R.R.) & Sons Co........................       402,230
                                                               ------------
                                                                    865,021
                                                               ------------
           COMPUTER COMMUNICATIONS (0.2%)
  32,000   Avaya Inc.*.......................................       158,400
  14,000   Cisco Systems, Inc.*..............................       195,300
                                                               ------------
                                                                    353,700
                                                               ------------
           COMPUTER PERIPHERALS (0.4%)
  15,000   EMC Corp.*........................................       113,250
   4,500   Lexmark International, Inc.*......................       244,800
  14,000   Network Appliance, Inc.*..........................       173,740
   7,000   QLogic Corp.*.....................................       266,700
                                                               ------------
                                                                    798,490
                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.9%)
  13,500   Apple Computer, Inc.*.............................       239,220
  10,000   Dell Computer Corp.*..............................       261,400
  20,000   Gateway, Inc.*....................................        88,800
  26,915   Hewlett-Packard Co................................       411,261
   3,300   International Business Machines Corp..............       237,600
   8,000   NCR Corp.*........................................       276,800
  26,000   Sun Microsystems, Inc.*...........................       130,260
                                                               ------------
                                                                  1,645,341
                                                               ------------
           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co...............................       372,300
                                                               ------------
           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A)*...............       288,218
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONTAINERS/ PACKAGING (1.2%)
  12,800   Ball Corp.........................................  $    530,944
   9,600   Bemis Company, Inc................................       456,000
  25,000   Pactiv Corp.*.....................................       595,000
   6,900   Sealed Air Corp.*.................................       277,863
   6,200   Temple-Inland, Inc................................       358,732
                                                               ------------
                                                                  2,218,539
                                                               ------------
           CONTRACT DRILLING (0.7%)
   6,200   Nabors Industries, Ltd. (Barbados)*...............       217,930
  10,000   Noble Corp.*......................................       386,000
  17,000   Rowan Companies, Inc..............................       364,650
   8,000   Transocean Inc....................................       249,200
                                                               ------------
                                                                  1,217,780
                                                               ------------
           DATA PROCESSING SERVICES (1.2%)
   8,100   Automatic Data Processing, Inc....................       352,755
  10,000   Concord EFS, Inc.*................................       301,400
  13,000   Convergys Corp.*..................................       253,240
  16,600   First Data Corp...................................       617,520
   8,250   Fiserv, Inc.*.....................................       302,858
  10,050   Paychex, Inc......................................       314,465
                                                               ------------
                                                                  2,142,238
                                                               ------------
           DEPARTMENT STORES (1.5%)
  20,900   Dillard's, Inc. (Class A).........................       549,461
  12,000   Federated Department Stores, Inc.*................       476,400
   5,800   Kohl's Corp.*.....................................       406,464
  10,800   May Department Stores Co..........................       355,644
  20,600   Penney (J.C.) Co., Inc............................       453,612
  10,500   Sears, Roebuck & Co...............................       570,150
                                                               ------------
                                                                  2,811,731
                                                               ------------
           DISCOUNT STORES (1.3%)
  27,000   Big Lots, Inc.*...................................       531,360
   8,400   Costco Wholesale Corp.*...........................       324,408
  22,000   Dollar General Corp...............................       418,660
   7,000   Family Dollar Stores, Inc.........................       246,750

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  11,600   Target Corp.......................................  $    441,960
   6,300   Wal-Mart Stores, Inc..............................       346,563
                                                               ------------
                                                                  2,309,701
                                                               ------------
           DRUGSTORE CHAINS (0.4%)
  10,100   CVS Corp..........................................       309,060
  13,200   Walgreen Co.......................................       509,916
                                                               ------------
                                                                    818,976
                                                               ------------
           ELECTRIC UTILITIES (5.9%)
  18,000   AES Corp.*........................................        97,560
   9,000   Allegheny Energy, Inc.............................       231,750
   9,700   Ameren Corp.......................................       417,197
  13,000   American Electric Power Co., Inc..................       520,260
  14,300   Cinergy Corp......................................       514,657
  16,500   CMS Energy Corp...................................       181,170
  10,300   Consolidated Edison, Inc..........................       430,025
  12,000   Constellation Energy Group, Inc...................       352,080
   8,000   Dominion Resources, Inc...........................       529,600
   9,900   DTE Energy Co.....................................       441,936
  12,600   Duke Energy Corp..................................       391,860
  22,000   Edison International*.............................       374,000
  15,000   Entergy Corp......................................       636,600
   9,000   Exelon Corp.......................................       470,700
  16,000   FirstEnergy Corp..................................       534,080
   7,500   FPL Group, Inc....................................       449,925
  21,000   Mirant Corp.*.....................................       153,300
  25,000   PG&E Corp.*.......................................       447,250
  11,200   Pinnacle West Capital Corp........................       442,400
  10,000   PPL Corp..........................................       330,800
  11,000   Progress Energy, Inc..............................       572,110
  10,700   Public Service Enterprise Group, Inc..............       463,310
  13,500   Reliant Energy, Inc...............................       228,150
  13,600   Southern Co. (The)................................       372,640
  12,000   TECO Energy, Inc..................................       297,000
   9,900   TXU Corp..........................................       510,345
  24,000   Xcel Energy, Inc..................................       402,480
                                                               ------------
                                                                 10,793,185
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRICAL PRODUCTS (0.9%)
  20,000   American Power Conversion Corp.*..................  $    252,600
   9,300   Cooper Industries Ltd. (Class A) (Bermuda)........       365,490
   6,400   Emerson Electric Co...............................       342,464
   7,000   Molex Inc.........................................       234,710
  26,000   Power-One, Inc.*..................................       161,720
  13,800   Thomas & Betts Corp.*.............................       256,680
                                                               ------------
                                                                  1,613,664
                                                               ------------
           ELECTRONIC COMPONENTS (0.4%)
  15,000   Jabil Circuit, Inc.*..............................       316,650
  25,000   Sanmina-SCI Corp.*................................       157,750
  38,000   Solectron Corp.*..................................       233,700
                                                               ------------
                                                                    708,100
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.2%)
  10,000   Agilent Technologies, Inc.*.......................       236,500
  40,000   JDS Uniphase Corp.*...............................       107,600
  23,000   PerkinElmer, Inc..................................       254,150
  17,000   Rockwell Automation Inc...........................       339,660
  19,000   Symbol Technologies, Inc..........................       161,500
  15,000   Tektronix, Inc.*..................................       280,650
  19,000   Thermo Electron Corp.*............................       313,500
  14,000   Waters Corp.*.....................................       373,800
  34,000   Xerox Corp.*......................................       236,980
                                                               ------------
                                                                  2,304,340
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  12,000   Applied Materials, Inc.*..........................       228,240
   6,200   KLA-Tencor Corp.*.................................       272,738
  10,000   Novellus Systems, Inc.*...........................       340,000
   8,500   Teradyne, Inc.*...................................       199,750
                                                               ------------
                                                                  1,040,728
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.5%)
   8,100   Best Buy Co., Inc.*...............................       294,030

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  18,000   Circuit City Stores - Circuit City Group..........  $    337,500
   8,200   RadioShack Corp...................................       246,492
                                                               ------------
                                                                    878,022
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.5%)
   9,600   Maytag Corp.......................................       409,440
   6,600   Whirlpool Corp....................................       431,376
                                                               ------------
                                                                    840,816
                                                               ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).................................       393,395
                                                               ------------
           ENVIRONMENTAL SERVICES (0.5%)
  37,000   Allied Waste Industries, Inc.*....................       355,200
  21,200   Waste Management, Inc.............................       552,260
                                                               ------------
                                                                    907,460
                                                               ------------
           FINANCE/RENTAL/ LEASING (2.1%)
   8,100   Capital One Financial Corp........................       494,505
  12,500   Countrywide Credit Industries, Inc................       603,125
   5,600   Fannie Mae........................................       413,000
   6,700   Freddie Mac.......................................       410,040
   8,800   Household International, Inc......................       437,360
  14,100   MBNA Corp.........................................       466,287
  23,000   Providian Financial Corp..........................       135,240
  13,700   Ryder System, Inc.................................       371,133
   5,200   SLM Corp..........................................       503,880
                                                               ------------
                                                                  3,834,570
                                                               ------------
           FINANCIAL CONGLOMERATES (1.0%)
   7,700   American Express Co...............................       279,664
  11,000   Citigroup, Inc....................................       426,250
  22,100   Conseco, Inc.*....................................        44,200
   6,000   Hancock (Jonh) Financial Services, Inc............       211,200

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  13,000   J.P. Morgan Chase & Co............................  $    440,960
   7,800   State Street Corp.................................       348,660
                                                               ------------
                                                                  1,750,934
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.7%)
  14,100   Equifax, Inc......................................       380,700
   6,900   McGraw-Hill Companies, Inc. (The).................       411,930
  10,900   Moody's Corp......................................       542,275
                                                               ------------
                                                                  1,334,905
                                                               ------------
           FOOD DISTRIBUTORS (0.6%)
  18,400   Supervalu, Inc....................................       451,352
  22,400   SYSCO Corp........................................       609,728
                                                               ------------
                                                                  1,061,080
                                                               ------------
           FOOD RETAIL (0.7%)
  12,000   Albertson's, Inc..................................       365,520
  18,900   Kroger Co.*.......................................       376,110
   9,600   Safeway Inc.*.....................................       280,224
  19,000   Winn-Dixie Stores, Inc............................       296,210
                                                               ------------
                                                                  1,318,064
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.6%)
  10,300   Campbell Soup Co..................................       284,898
   9,500   General Mills, Inc................................       418,760
   9,300   Heinz (H.J.) Co...................................       382,230
  12,400   Kellogg Co........................................       444,664
  12,200   PepsiCo, Inc......................................       588,040
  17,000   Sara Lee Corp.....................................       350,880
   6,500   Unilever N.V. (Netherlands).......................       421,200
                                                               ------------
                                                                  2,890,672
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (0.3%)
  18,700   ConAgra Foods Inc.................................       517,055
                                                               ------------
           FOOD: SPECIALTY/ CANDY (0.5%)
   6,900   Hershey Foods Corp................................       431,250
   9,000   Wrigley (Wm.) Jr. Co..............................       498,150
                                                               ------------
                                                                    929,400
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FOREST PRODUCTS (0.4%)
  27,000   Louisiana-Pacific Corp.*..........................  $    285,930
   6,200   Weyerhaeuser Co...................................       395,870
                                                               ------------
                                                                    681,800
                                                               ------------
           GAS DISTRIBUTORS (1.2%)
   9,000   Dynegy, Inc. (Class A)............................        64,800
   8,000   KeySpan Corp......................................       301,200
   7,000   Kinder Morgan, Inc................................       266,140
   9,800   Nicor Inc.........................................       448,350
  14,000   NiSource Inc......................................       305,620
  10,900   Peoples Energy Corp...............................       397,414
  17,400   Sempra Energy.....................................       385,062
                                                               ------------
                                                                  2,168,586
                                                               ------------
           HOME BUILDING (0.8%)
  10,000   Centex Corp.......................................       577,900
  11,000   KB HOME...........................................       566,610
   7,000   Pulte Homes, Inc..................................       402,360
                                                               ------------
                                                                  1,546,870
                                                               ------------
           HOME FURNISHINGS (0.7%)
  17,200   Leggett & Platt, Inc..............................       402,480
  12,500   Newell Rubbermaid, Inc............................       438,250
  20,500   Tupperware Corp...................................       426,195
                                                               ------------
                                                                  1,266,925
                                                               ------------
           HOME IMPROVEMENT CHAINS (0.5%)
   6,300   Home Depot, Inc. (The)............................       231,399
  13,600   Lowe's Companies, Inc.............................       617,440
                                                               ------------
                                                                    848,839
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (1.0%)
  11,100   HCA Inc...........................................       527,250
  14,000   Health Management Associates, Inc. (Class A)*.....       282,100
  22,000   Manor Care, Inc.*.................................       506,000
   7,000   Tenet Healthcare Corp.*...........................       500,850
                                                               ------------
                                                                  1,816,200
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           HOTELS/RESORTS/ CRUISELINES (0.9%)
  14,400   Carnival Corp.....................................  $    398,736
  39,600   Hilton Hotels Corp................................       550,440
  10,500   Marriott International, Inc. (Class A)............       399,525
   8,000   Starwood Hotels & Resorts Worldwide, Inc..........       263,120
                                                               ------------
                                                                  1,611,821
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
  13,000   Alberto-Culver Co. (Class B)......................       621,400
  11,900   Avon Products, Inc................................       621,656
   9,100   Clorox Co.........................................       376,285
   6,700   Colgate-Palmolive Co..............................       335,335
   9,100   Gillette Co.......................................       308,217
   9,300   International Flavors & Fragrances, Inc...........       302,157
   6,300   Kimberly-Clark Corp...............................       390,600
   5,400   Procter & Gamble Co. (The)........................       482,220
                                                               ------------
                                                                  3,437,870
                                                               ------------
           INDUSTRIAL CONGLOMERATES (1.5%)
   4,300   3M Co.............................................       528,900
   8,100   General Electric Co...............................       235,305
   8,300   Honeywell International, Inc......................       292,409
   6,000   Ingersoll Rand Co. (Class A) (Bermuda)............       273,960
   6,100   ITT Industries, Inc...............................       430,660
   7,000   Textron, Inc......................................       328,300
  11,500   Tyco International Ltd. (Bermuda).................       155,365
   6,200   United Technologies Corp..........................       420,980
                                                               ------------
                                                                  2,665,879
                                                               ------------
           INDUSTRIAL MACHINERY (0.6%)
   5,000   Illinois Tool Works Inc...........................       341,500

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  40,900   McDermott International, Inc.*....................  $    331,290
   9,100   Parker-Hannifin Corp..............................       434,889
                                                               ------------
                                                                  1,107,679
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.9%)
  10,300   Ecolab, Inc.......................................       476,169
   6,900   Millipore Corp.*..................................       220,662
   6,200   PPG Industries, Inc...............................       383,780
  16,500   Sherwin-Williams Co...............................       493,845
                                                               ------------
                                                                  1,574,456
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.7%)
  18,000   Citrix Systems, Inc.*.............................       108,720
   8,000   Computer Sciences Corp.*..........................       382,400
   7,000   Electronic Data Systems Corp......................       260,050
  14,500   PeopleSoft, Inc.*.................................       215,760
  27,000   Unisys Corp.*.....................................       243,000
                                                               ------------
                                                                  1,209,930
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  10,500   AON Corp..........................................       309,540
   3,800   Marsh & McLennan Companies, Inc...................       367,080
                                                               ------------
                                                                    676,620
                                                               ------------
           INTEGRATED OIL (1.5%)
   6,200   Amerada Hess Corp.................................       511,500
   5,000   ChevronTexaco Corp................................       442,500
  14,200   Conoco Inc........................................       394,760
  10,200   Exxon Mobil Corp..................................       417,384
  10,000   Phillips Petroleum Co.............................       588,800
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands).....       331,620
                                                               ------------
                                                                  2,686,564
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (0.2%)
  14,000   Siebel Systems, Inc.*.............................  $    199,080
  12,000   Yahoo! Inc.*......................................       177,120
                                                               ------------
                                                                    376,200
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
   8,820   Bear Stearns Companies, Inc. (The)................       539,784
   8,200   Lehman Brothers Holdings, Inc.....................       512,664
   7,400   Merrill Lynch & Co., Inc..........................       299,700
   6,600   Morgan Stanley (Note 4)...........................       284,328
  17,000   Schwab (Charles) Corp.............................       190,400
                                                               ------------
                                                                  1,826,876
                                                               ------------
           INVESTMENT MANAGERS (0.5%)
  10,500   Franklin Resources, Inc...........................       447,720
   8,800   Price (T.) Rowe Group, Inc........................       289,344
   9,900   Stilwell Financial, Inc...........................       180,180
                                                               ------------
                                                                    917,244
                                                               ------------
           LIFE/HEALTH INSURANCE (1.4%)
  15,000   AFLAC, Inc........................................       480,000
   7,650   Jefferson-Pilot Corp..............................       359,550
   9,800   Lincoln National Corp.............................       411,600
   9,000   MetLife, Inc......................................       259,200
  12,800   Torchmark Corp....................................       488,960
  21,100   UnumProvident Corp................................       536,995
                                                               ------------
                                                                  2,536,305
                                                               ------------
           MAJOR BANKS (3.6%)
   6,400   Bank of America Corp..............................       450,304
  10,000   Bank of New York Co., Inc.........................       337,500
  10,600   Bank One Corp.....................................       407,888
  11,500   BB&T Corp.........................................       443,900
   7,000   Comerica, Inc.....................................       429,800
  17,000   FleetBoston Financial Corp........................       549,950
  18,260   Huntington Bancshares, Inc........................       354,609
  16,000   KeyCorp...........................................       436,800

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   9,600   Mellon Financial Corp.............................  $    301,728
  15,400   National City Corp................................       512,050
   7,200   PNC Financial Services Group......................       376,416
  24,200   SouthTrust Corp...................................       632,104
   5,600   SunTrust Banks, Inc...............................       379,232
  14,000   Wachovia Corp.....................................       534,520
   9,900   Wells Fargo & Co..................................       495,594
                                                               ------------
                                                                  6,642,395
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.0%)
   7,000   ALLTEL Corp.......................................       329,000
  18,000   AT&T Corp.........................................       192,600
   9,500   BellSouth Corp....................................       299,250
  10,500   SBC Communications, Inc...........................       320,250
  18,000   Sprint Corp. (FON Group)..........................       190,980
  12,566   Verizon Communications Inc........................       504,525
                                                               ------------
                                                                  1,836,605
                                                               ------------
           MANAGED HEALTH CARE (1.5%)
  11,000   Aetna Inc.........................................       527,670
   4,500   CIGNA Corp........................................       438,390
  43,100   Humana, Inc.*.....................................       673,653
   6,000   UnitedHealth Group Inc............................       549,300
   7,000   Wellpoint Health Networks, Inc.*..................       544,670
                                                               ------------
                                                                  2,733,683
                                                               ------------
           MEDIA CONGLOMERATES (0.4%)
  12,000   AOL Time Warner Inc.*.............................       176,520
  13,000   Disney (Walt) Co. (The)...........................       245,700
   6,295   Viacom, Inc. (Class B) (Non-Voting)*..............       279,309
                                                               ------------
                                                                    701,529
                                                               ------------
           MEDICAL DISTRIBUTORS (0.8%)
   5,000   AmerisourceBergen Corp............................       380,000
   9,000   Cardinal Health, Inc..............................       552,690
  15,100   McKesson Corp.....................................       493,770
                                                               ------------
                                                                  1,426,460
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MEDICAL SPECIALTIES (2.8%)
  12,400   Applera Corp. - Applied Biosystems Group..........  $    241,676
   7,400   Bard (C.R.), Inc..................................       418,692
   8,000   Bausch & Lomb, Inc................................       270,800
  11,600   Baxter International, Inc.*.......................       515,620
  12,700   Becton, Dickinson & Co............................       437,515
  19,500   Biomet, Inc.......................................       528,840
  17,000   Boston Scientific Corp.*..........................       498,440
   9,000   Guidant Corp.*....................................       272,070
   7,500   Medtronic, Inc....................................       321,375
  17,300   Pall Corp.........................................       358,975
   9,000   St. Jude Medical, Inc.*...........................       664,650
   5,300   Stryker Corp......................................       283,603
   7,000   Zimmer Holdings, Inc.*............................       249,620
                                                               ------------
                                                                  5,061,876
                                                               ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
  12,000   Sabre Holdings Corp.*.............................       429,600
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.7%)
  17,600   Crane Co..........................................       446,688
   7,000   Danaher Corp......................................       464,450
   9,200   Dover Corp........................................       322,000
                                                               ------------
                                                                  1,233,138
                                                               ------------
           MOTOR VEHICLES (0.5%)
  15,500   Ford Motor Co.....................................       248,000
   5,600   General Motors Corp...............................       299,320
   7,400   Harley-Davidson, Inc..............................       379,398
                                                               ------------
                                                                    926,718
                                                               ------------
           MULTI-LINE INSURANCE (1.1%)
   8,387   American International Group, Inc.................       572,245
   7,500   Hartford Financial Services Group, Inc. (The).....       446,025
  10,000   Loews Corp........................................       537,000
  13,600   Safeco Corp.......................................       420,104
                                                               ------------
                                                                  1,975,374
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OFFICE EQUIPMENT/ SUPPLIES (0.4%)
   6,100   Avery Dennison Corp...............................  $    382,775
   7,100   Pitney Bowes, Inc.................................       282,012
                                                               ------------
                                                                    664,787
                                                               ------------
           OIL & GAS PIPELINES (0.2%)
  14,000   El Paso Corp......................................       288,540
  10,000   Williams Companies, Inc. (The)....................        59,900
                                                               ------------
                                                                    348,440
                                                               ------------
           OIL & GAS PRODUCTION (1.8%)
   6,500   Anardarko Petroleum Corp..........................       320,450
   8,030   Apache Corp.......................................       461,564
  10,100   Burlington Resources, Inc.........................       383,800
   8,500   Devon Energy Corp.................................       418,880
   8,000   EOG Resources, Inc................................       317,600
   7,100   Kerr-McGee Corp...................................       380,205
  17,800   Occidental Petroleum Corp.........................       533,822
  11,000   Unocal Corp.......................................       406,340
                                                               ------------
                                                                  3,222,661
                                                               ------------
           OIL REFINING/ MARKETING (0.7%)
   9,700   Ashland, Inc......................................       392,850
  12,900   Marathon Oil Corp.................................       349,848
  13,400   Sunoco, Inc.......................................       477,442
                                                               ------------
                                                                  1,220,140
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.7%)
  14,600   Baker Hughes Inc..................................       486,034
   7,000   BJ Services Co.*..................................       237,160
  16,000   Halliburton Co....................................       255,040
   5,500   Schlumberger, Ltd.................................       255,750
                                                               ------------
                                                                  1,233,984
                                                               ------------
           OTHER CONSUMER SERVICES (0.6%)
   6,000   Apollo Group, Inc. (Class A)*.....................       236,460

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  13,000   Block (H.&R.), Inc................................  $    599,950
  21,000   Cendant Corp.*....................................       333,480
                                                               ------------
                                                                  1,169,890
                                                               ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
   8,000   Fortune Brands, Inc...............................       448,000
                                                               ------------
           OTHER METALS/ MINERALS (0.4%)
  18,200   Inco Ltd. (Canada)*...............................       412,048
   9,000   Phelps Dodge Corp.*...............................       370,800
                                                               ------------
                                                                    782,848
                                                               ------------
           PACKAGED SOFTWARE (1.5%)
   8,700   Adobe Systems, Inc................................       247,950
  24,000   Autodesk, Inc.....................................       318,000
  18,000   BMC Software, Inc.*...............................       298,800
  14,000   Computer Associates International, Inc............       222,460
  27,200   Compuware Corp.*..................................       165,104
   6,000   Intuit Inc.*......................................       298,320
   8,000   Mercury Interactive Corp.*........................       183,680
   5,000   Microsoft Corp.*..................................       270,600
  33,000   Novell, Inc.*.....................................       105,930
  23,000   Oracle Corp.*.....................................       217,810
  36,000   Parametric Technology Corp.*......................       128,844
  21,800   Rational Software Corp.*..........................       178,978
   6,500   VERITAS Software Corp.*...........................       128,635
                                                               ------------
                                                                  2,765,111
                                                               ------------
           PERSONNEL SERVICES (0.3%)
  11,000   Robert Half International, Inc.*..................       256,300
  10,000   TMP Worldwide, Inc.*..............................       215,000
                                                               ------------
                                                                    471,300
                                                               ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  12,000   Watson Pharmaceuticals, Inc.*.....................       303,240
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (1.6%)
   9,000   Abbott Laboratories...............................  $    338,850
  10,000   Bristol-Myers Squibb Co...........................       257,000
   8,000   Johnson & Johnson.................................       418,080
   4,900   Lilly (Eli) & Co..................................       276,360
   4,900   Merck & Co., Inc..................................       248,136
  15,000   Pfizer, Inc.......................................       525,000
   8,000   Pharmacia Corp....................................       299,600
  10,000   Schering-Plough Corp..............................       246,000
   7,000   Wyeth.............................................       358,400
                                                               ------------
                                                                  2,967,426
                                                               ------------
           PHARMACEUTICALS: OTHER (0.6%)
   7,400   Allergan, Inc.....................................       493,950
   4,000   Forest Laboratories, Inc.*........................       283,200
  14,000   King Pharmaceuticals, Inc.*.......................       311,500
                                                               ------------
                                                                  1,088,650
                                                               ------------
           PRECIOUS METALS (1.1%)
  30,000   Barrick Gold Corp. (Canada).......................       569,700
  28,800   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................       514,080
  17,400   Newmont Mining Hldg Co............................       458,142
  35,800   Placer Dome Inc. (Canada).........................       401,318
                                                               ------------
                                                                  1,943,240
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.6%)
   8,000   ACE, Ltd. (Bermuda)...............................       252,800
  13,800   Allstate Corp. (The)..............................       510,324
   6,300   Chubb Corp. (The).................................       446,040
   9,900   Cincinnati Financial Corp.........................       460,647
  10,000   Progressive Corp. (The)...........................       578,500
  10,800   St. Paul Companies, Inc . (The)...................       420,336
   3,000   XL Capital Ltd. (Class A) (Bermuda)...............       254,100
                                                               ------------
                                                                  2,922,747
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES (0.2%)
  11,300   Meredith Corp.....................................  $    433,355
                                                               ------------
           PUBLISHING: NEWSPAPERS (1.0%)
   5,700   Dow Jones & Co., Inc..............................       276,165
   4,800   Gannett Co., Inc..................................       364,320
   6,100   Knight-Ridder, Inc................................       383,995
   8,900   New York Times Co. (The) (Class A)................       458,350
   8,000   Tribune Co........................................       348,000
                                                               ------------
                                                                  1,830,830
                                                               ------------
           PULP & PAPER (1.0%)
  10,000   Boise Cascade Corp................................       345,300
  13,522   Georgia-Pacific Corp..............................       332,371
  12,821   International Paper Co............................       558,739
  19,000   MeadWestvaco Corp.................................       637,640
                                                               ------------
                                                                  1,874,050
                                                               ------------
           RAILROADS (1.0%)
  13,500   Burlington Northern Santa Fe Corp.................       405,000
  12,400   CSX Corp..........................................       434,620
  20,000   Norfolk Southern Corp.............................       467,600
   7,800   Union Pacific Corp................................       493,584
                                                               ------------
                                                                  1,800,804
                                                               ------------
           REAL ESTATE INVESTMENT TRUSTS (0.7%)
  11,000   Equity Office Properties Trust....................       331,100
  11,000   Equity Residential................................       316,250
  10,800   Plum Creek Timber Co., Inc........................       331,560
   6,000   Simon Property Group, Inc.........................       221,040
                                                               ------------
                                                                  1,199,950
                                                               ------------
           RECREATIONAL PRODUCTS (1.1%)
  15,600   Brunswick Corp....................................       436,800
   9,000   Eastman Kodak Co..................................       262,530
  26,000   Hasbro, Inc.......................................       352,560

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,000   International Game Technology*....................  $    283,500
  28,400   Mattel, Inc.......................................       598,672
                                                               ------------
                                                                  1,934,062
                                                               ------------
           REGIONAL BANKS (2.2%)
  19,600   AmSouth Bancorporation............................       438,648
   7,000   Fifth Third Bancorp...............................       466,550
   7,000   First Tennessee National Corp.....................       268,100
   9,000   Marshall & Ilsley Corp............................       278,370
   6,100   Northern Trust Corp...............................       268,766
  13,600   Regions Financial Corp............................       478,040
  17,800   Synovus Financial Corp............................       489,856
  22,000   U.S. Bancorp......................................       513,700
  15,000   Union Planters Corp...............................       485,550
   5,400   Zions Bancorporation..............................       281,340
                                                               ------------
                                                                  3,968,920
                                                               ------------
           RESTAURANTS (1.4%)
  23,000   Darden Restaurants, Inc...........................       568,100
  11,000   McDonald's Corp...................................       312,950
  17,000   Starbucks Corp.*..................................       422,450
  16,100   Wendy's International, Inc........................       641,263
  18,000   Yum! Brands, Inc.*................................       526,500
                                                               ------------
                                                                  2,471,263
                                                               ------------
           SAVINGS BANKS (0.7%)
   9,450   Charter One Financial, Inc........................       324,891
   7,000   Golden West Financial Corp........................       481,460
  14,000   Washington Mutual, Inc............................       519,540
                                                               ------------
                                                                  1,325,891
                                                               ------------
           SEMICONDUCTORS (1.7%)
  22,000   Advanced Micro Devices, Inc.*.....................       213,840
  17,000   Altera Corp.*.....................................       231,200
   8,000   Analog Devices, Inc.*.............................       237,600
  21,000   Applied Micro Circuits Corp.*.....................        99,330
   5,000   Broadcom Corp. (Class A)*.........................        87,700
  10,000   Intel Corp........................................       182,700
   7,000   Linear Technology Corp............................       220,010
  14,000   LSI Logic Corp.*..................................       122,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   6,000   Maxim Integrated Products, Inc.*..................  $    229,980
  14,000   Micron Technology, Inc.*..........................       283,080
  10,000   National Semiconductor Corp.*.....................       291,700
  12,000   NVIDIA Corp.*.....................................       206,160
  13,000   PMC - Sierra, Inc.*...............................       120,510
   9,000   Texas Instruments, Inc............................       213,300
  28,000   Vitesse Semiconductor Corp.*......................        88,480
   8,000   Xilinx, Inc.*.....................................       179,440
                                                               ------------
                                                                  3,007,530
                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
  40,000   Healthsouth Corp.*................................       511,600
  16,600   IMS Health Inc....................................       297,970
  22,000   Quintiles Transnational Corp.*....................       274,780
                                                               ------------
                                                                  1,084,350
                                                               ------------
           SPECIALTY INSURANCE (0.8%)
   5,000   Ambac Financial Group, Inc........................       336,000
  10,200   MBIA, Inc.........................................       576,606
   7,100   MGIC Investment Corp..............................       481,380
                                                               ------------
                                                                  1,393,986
                                                               ------------
           SPECIALTY STORES (1.6%)
   7,000   AutoZone, Inc.*...................................       541,100
  14,000   Bed Bath & Beyond Inc.*...........................       528,360
  40,000   Office Depot, Inc.*...............................       672,000
  20,600   Staples, Inc.*....................................       405,820
   8,500   Tiffany & Co......................................       299,200
  23,300   Toys 'R' Us, Inc.*................................       407,051
                                                               ------------
                                                                  2,853,531
                                                               ------------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
   9,800   CenturyTel, Inc...................................       289,100
  20,000   Citizens Communications Co.*......................       167,200
                                                               ------------
                                                                    456,300
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           STEEL (0.9%)
  19,000   Allegheny Technologies Inc........................  $    300,200
   7,900   Nucor Corp........................................       513,816
  18,000   United States Steel Corp..........................       358,020
  26,400   Worthington Industries, Inc.......................       477,840
                                                               ------------
                                                                  1,649,876
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.9%)
  46,000   ADC Telecommunications, Inc.*.....................       105,340
  15,000   Andrew Corp.*.....................................       214,950
  18,000   CIENA Corp.*......................................        75,420
  11,000   Comverse Technology, Inc.*........................       101,860
  25,000   Corning Inc.*.....................................        88,750
  21,000   Lucent Technologies Inc.*.........................        34,860
  20,000   Motorola, Inc.....................................       288,400
  14,000   Nortel Networks Corp. (Canada)*...................        20,300
  11,000   QUALCOMM Inc.*....................................       302,390
  15,000   Scientific-Atlanta, Inc...........................       246,750
  24,000   Tellabs, Inc.*....................................       151,680
                                                               ------------
                                                                  1,630,700
                                                               ------------
           TOBACCO (0.5%)
  12,000   Philip Morris Companies, Inc......................       524,160
  13,000   UST, Inc..........................................       442,000
                                                               ------------
                                                                    966,160
                                                               ------------
           TOOLS/HARDWARE (0.7%)
   8,700   Black & Decker Corp. (The)........................       419,340
  11,900   Snap-On, Inc......................................       353,311
  12,600   Stanley Works (The)...............................       516,726
                                                               ------------
                                                                  1,289,377
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
   7,700   Caterpillar, Inc..................................       376,915
   9,300   Cummins Inc.......................................       307,830
  10,100   Deere & Co........................................       483,790

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   8,600   Navistar International Corp.*.....................  $    275,200
  12,000   PACCAR, Inc.......................................       532,680
                                                               ------------
                                                                  1,976,415
                                                               ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  13,100   Genuine Parts Co..................................       456,797
   9,000   Grainger (W.W.), Inc..............................       450,900
                                                               ------------
                                                                    907,697
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.1%)
  23,000   AT&T Wireless Services Inc.*......................       134,550
  15,000   Nextel Communications, Inc. (Class A)*............        48,150
  12,000   Sprint Corp. (PCS Group)*.........................        53,640
                                                               ------------
                                                                    236,340
                                                               ------------
           Total Common Stocks
            (COST $150,653,082)..............................   180,589,775
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           Short-Term Investment (0.3%)
           Repurchase Agreement
 $   451   Joint repurchase agreement 1.95% due 07/01/02
             (dated 06/28/02; proceeds $451,073) (a)
             (COST $451,000).................................  $    451,000
                                                               ------------

  Total Investments
   (COST $151,104,082) (b)..........................    99.6%  181,040,775
  Other Assets in Excess of Liabilities.............     0.4       748,837
                                                      ------  ------------
  Net Assets........................................   100.0% $181,789,612
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $50,267,284 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $20,330,591, RESULTING IN NET UNREALIZED APPRECIATION OF $29,936,693.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           Common Stocks (95.5%)
           AEROSPACE & DEFENSE (2.1%)
   2,475   Alliant Techsystems, Inc.*........................  $   157,905
   7,404   General Dynamics Corp.............................      787,415
   7,459   Raytheon Co.......................................      303,954
                                                               -----------
                                                                 1,249,274
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (1.2%)
  24,784   Limited Brands, Inc...............................      527,899
  11,068   TJX Companies, Inc. (The).........................      217,043
                                                               -----------
                                                                   744,942
                                                               -----------
           BEVERAGES: ALCOHOLIC (1.0%)
  12,013   Anheuser-Busch Companies, Inc.....................      600,650
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  22,985   Coca-Cola Co. (The)...............................    1,287,160
                                                               -----------
           BIOTECHNOLOGY (1.0%)
   8,394   Amgen Inc.*.......................................      351,541
   4,967   Celgene Corp.*....................................       75,995
   5,334   Gilead Sciences, Inc.*............................      175,382
                                                               -----------
                                                                   602,918
                                                               -----------
           BROADCASTING (0.5%)
   9,292   Univision Communications, Inc. (Class A)*.........      291,769
                                                               -----------
           CABLE/SATELLITE TV (0.9%)
  59,123   Liberty Media Corp. (Class A)*....................      561,668
                                                               -----------
           COMPUTER COMMUNICATIONS (2.0%)
   5,910   Brocade Communications Systems, Inc.*.............      103,307
  80,109   Cisco Systems, Inc.*..............................    1,117,521
                                                               -----------
                                                                 1,220,828
                                                               -----------
           COMPUTER PERIPHERALS (0.3%)
  22,297   EMC Corp.*........................................      168,342
                                                               -----------
           COMPUTER PROCESSING HARDWARE (2.1%)
  34,519   Dell Computer Corp.*..............................      902,327

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   3,691   International Business Machines Corp..............  $   265,752
  25,186   Sun Microsystems, Inc.*...........................      126,182
                                                               -----------
                                                                 1,294,261
                                                               -----------
           DATA PROCESSING SERVICES (2.2%)
   4,917   Affiliated Computer Services, Inc. (Class A)*.....      233,459
   7,011   Concord EFS, Inc.*................................      211,312
  24,570   First Data Corp...................................      914,004
                                                               -----------
                                                                 1,358,775
                                                               -----------
           DISCOUNT STORES (5.4%)
  11,272   BJ's Wholesale Club, Inc.*........................      433,972
   8,744   Costco Wholesale Corp.*...........................      337,693
  20,200   Dollar General Corp...............................      384,406
   8,522   Dollar Tree Stores, Inc.*.........................      335,852
  33,154   Wal-Mart Stores, Inc..............................    1,823,802
                                                               -----------
                                                                 3,315,725
                                                               -----------
           DRUGSTORE CHAINS (0.8%)
  12,459   Walgreen Co.......................................      481,291
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
  26,681   Applied Materials, Inc.*..........................      507,473
                                                               -----------
           FINANCE/RENTAL/ LEASING (6.4%)
  20,027   Capital One Financial Corp........................    1,222,648
  43,363   Freddie Mac.......................................    2,653,816
                                                               -----------
                                                                 3,876,464
                                                               -----------
           FINANCIAL CONGLOMERATES (3.9%)
  10,700   American Express Co...............................      388,624
  51,791   Citigroup, Inc....................................    2,006,901
                                                               -----------
                                                                 2,395,525
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.3%)
   6,725   SunGard Data Systems Inc.*........................      178,078
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.8%)
  10,421   PepsiCo, Inc......................................  $   502,292
                                                               -----------
           HOME IMPROVEMENT CHAINS (3.7%)
  49,279   Home Depot, Inc. (The)............................    1,810,018
   9,700   Lowe's Companies, Inc.............................      440,380
                                                               -----------
                                                                 2,250,398
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (1.5%)
  19,142   HCA Inc...........................................      909,245
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (2.6%)
   4,550   Alberto-Culver Co. (Class B)......................      217,490
   3,286   Colgate-Palmolive Co..............................      164,464
  13,794   Procter & Gamble Co. (The)........................    1,231,804
                                                               -----------
                                                                 1,613,758
                                                               -----------
           INDUSTRIAL CONGLOMERATES (7.0%)
 147,796   General Electric Co...............................    4,293,474
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.0%)
   8,501   Goldman Sachs Group, Inc. (The)...................      623,548
                                                               -----------
           MAJOR BANKS (0.9%)
  15,450   Bank of New York Co., Inc.........................      521,437
                                                               -----------
           MAJOR TELECOMMUNICATIONS (1.6%)
  14,861   SBC Communications, Inc...........................      453,261
  12,734   Verizon Communications Inc........................      511,270
                                                               -----------
                                                                   964,531
                                                               -----------
           MEDIA CONGLOMERATES (2.1%)
  16,696   AOL Time Warner Inc.*.............................      245,598
  22,900   Viacom, Inc. (Class B) (Non-Voting)*..............    1,016,073
                                                               -----------
                                                                 1,261,671
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MEDICAL DISTRIBUTORS (1.1%)
   6,525   AmerisourceBergen Corp............................  $   495,900
   3,209   Cardinal Health, Inc..............................      197,065
                                                               -----------
                                                                   692,965
                                                               -----------
           MEDICAL SPECIALTIES (1.6%)
   6,825   Baxter International, Inc.........................      303,371
  15,661   Medtronic, Inc....................................      671,074
                                                               -----------
                                                                   974,445
                                                               -----------
           MOVIES/ENTERTAINMENT (0.4%)
  10,300   Regal Entertainment Group (Class A)...............      240,196
                                                               -----------
           MULTI-LINE INSURANCE (2.2%)
  19,643   American International Group, Inc.................    1,340,242
                                                               -----------
           OIL & GAS PRODUCTION (2.1%)
  12,775   Anardarko Petroleum Corp..........................      629,807
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (2.2%)
  28,272   Baker Hughes Inc..................................      941,175
  12,059   BJ Services Co.*..................................      408,559
                                                               -----------
                                                                 1,349,734
                                                               -----------
           OTHER CONSUMER SERVICES (0.4%)
   6,142   Weight Watchers International, Inc.*..............      266,808
                                                               -----------
           PACKAGED SOFTWARE (6.8%)
   7,143   Intuit Inc.*......................................      355,150
  61,240   Microsoft Corp.*..................................    3,314,309
  35,826   Oracle Corp.*.....................................      339,272
   8,594   Veritas Software Corp.*...........................      170,075
                                                               -----------
                                                                 4,178,806
                                                               -----------
           PHARMACEUTICALS: MAJOR (11.5%)
  22,271   Abbott Laboratories...............................      838,503
  23,546   Johnson & Johnson.................................    1,230,514
   6,294   Lilly (Eli) & Co..................................      354,982
   3,795   Merck & Co., Inc..................................      192,179
  72,328   Pfizer, Inc.......................................    2,531,480

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  16,527   Pharmacia Corp....................................  $   618,936
  24,096   Wyeth.............................................    1,233,715
                                                               -----------
                                                                 7,000,309
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.3%)
   2,100   Gannett Co., Inc..................................      159,390
                                                               -----------
           RECREATIONAL PRODUCTS (0.4%)
   4,435   International Game Technology*....................      251,465
                                                               -----------
           REGIONAL BANKS (1.4%)
  10,701   Fifth Third Bancorp...............................      713,222
   6,000   Synovus Financial Corp............................      165,120
                                                               -----------
                                                                   878,342
                                                               -----------
           RESTAURANTS (0.7%)
   4,550   Wendy's International, Inc........................      181,227
   8,034   Yum! Brands, Inc.*................................      234,995
                                                               -----------
                                                                   416,222
                                                               -----------
           SAVINGS BANKS (0.4%)
   6,850   Charter One Financial, Inc........................      235,503
                                                               -----------
           SEMICONDUCTORS (5.4%)
   5,937   Altera Corp.*.....................................       80,743
   3,584   Analog Devices, Inc.*.............................      106,445
  87,458   Intel Corp........................................    1,597,858
   3,200   Intersil Corp. (Class A)*.........................       68,416
  11,459   Linear Technology Corp............................      360,156
   4,175   Maxim Integrated Products, Inc.*..................      160,028
  31,617   Texas Instruments, Inc............................      749,323
   6,109   Xilinx, Inc.*.....................................      137,025
                                                               -----------
                                                                 3,259,994
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (2.6%)
  16,436   Laboratory Corp. of America Holdings*.............      750,303
   9,892   Quest Diagnostics Inc.*...........................      851,207
                                                               -----------
                                                                 1,601,510
                                                               -----------
           SPECIALTY STORES (0.4%)
   7,077   Tiffany & Co......................................      249,110
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (0.8%)
  17,917   Motorola, Inc.....................................  $   258,363
   8,001   QUALCOMM Inc.*....................................      219,947
                                                               -----------
                                                                   478,310
                                                               -----------
           TOBACCO (1.7%)
   7,975   Loews Corp.- Carolina Group*......................      215,724
  18,653   Philip Morris Companies, Inc......................      814,763
                                                               -----------
                                                                 1,030,487
                                                               -----------
           Total Common Stocks
            (COST $67,402,504)...............................   58,309,142
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (4.8%)
           Repurchase Agreement
 $ 2,955   Joint repurchase agreement account 1.95% due
             07/01/02 (dated 06/28/02; proceeds
             $2,955,480) (a)
             (COST $2,955,000)...............................    2,955,000
                                                               -----------

  Total Investments
   (COST $70,357,504) (B)...........................   100.3%  61,264,142
  Liabilities in Excess of Other Assets.............    (0.3)    (183,318)
                                                      ------  -----------
  Net Assets........................................   100.0% $61,080,824
                                                      ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,838,953 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,932,315, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,093,362.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks (93.2%)
           ADVERTISING/MARKETING SERVICES (0.1%)
  25,800   Getty Images, Inc.*...............................  $    561,666
                                                               ------------
           AEROSPACE & DEFENSE (5.3%)
  25,800   Alliant Techsystems, Inc.*........................     1,646,040
  13,400   DRS Technologies, Inc.*...........................       572,850
  12,200   General Dynamics Corp.............................     1,297,470
  34,900   L-3 Communications Holdings, Inc.*................     1,884,600
 114,000   Lockheed Martin Corp..............................     7,923,000
  43,100   Northrop Grumman Corp.............................     5,387,500
  70,400   Raytheon Co.......................................     2,868,800
                                                               ------------
                                                                 21,580,260
                                                               ------------
           AIR FREIGHT/COURIERS (1.3%)
  70,800   FedEx Corp........................................     3,780,720
  26,900   United Parcel Service, Inc. (Class B).............     1,661,075
                                                               ------------
                                                                  5,441,795
                                                               ------------
           APPAREL/FOOTWEAR (1.2%)
  59,800   Coach, Inc.*......................................     3,283,020
  32,000   Nike, Inc. (Class B)..............................     1,716,800
                                                               ------------
                                                                  4,999,820
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (1.7%)
  47,000   Chico's FAS, Inc.*................................     1,707,040
 127,900   Hot Topic, Inc.*..................................     3,416,209
  83,200   Inditex (Spain)*..................................     1,763,518
                                                               ------------
                                                                  6,886,767
                                                               ------------
           AUTO PARTS: O.E.M. (0.2%)
  11,000   Eaton Corp........................................       800,250
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  67,000   Anheuser-Busch Companies, Inc.....................     3,350,000
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (2.3%)
 109,600   Coca-Cola Co. (The)...............................     6,137,600
  95,200   Coca-Cola Enterprises Inc.........................     2,102,016

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  34,700   Pepsi Bottling Group, Inc. (The)..................  $  1,068,760
                                                               ------------
                                                                  9,308,376
                                                               ------------
           BIOTECHNOLOGY (2.7%)
  56,800   Amgen Inc.*.......................................     2,378,784
  93,600   Gilead Sciences, Inc.*............................     3,077,568
  34,300   IDEC Pharmaceuticals Corp.*.......................     1,215,935
  28,315   MedImmune, Inc.*..................................       747,516
  26,600   Neurocrine Biosciences, Inc.*.....................       762,090
  24,100   Transkaryotic Therapies, Inc.*....................       868,805
  48,500   Trimeris, Inc.*...................................     2,152,915
                                                               ------------
                                                                 11,203,613
                                                               ------------
           BROADCASTING (1.3%)
  27,400   Entercom Communications Corp.*....................     1,257,660
  49,800   Sinclair Broadcast Group, Inc. (Class A)*.........       719,062
  49,000   Univision Communications, Inc. (Class A)*.........     1,538,600
  49,300   Westwood One, Inc.*...............................     1,647,606
                                                               ------------
                                                                  5,162,928
                                                               ------------
           BUILDING PRODUCTS (0.6%)
  11,700   American Standard Companies, Inc.*................       878,670
  58,900   Masco Corp........................................     1,596,779
                                                               ------------
                                                                  2,475,449
                                                               ------------
           CASINO/GAMING (0.6%)
  76,700   MGM Mirage*.......................................     2,588,625
                                                               ------------
           CATALOG/SPECIALTY DISTRIBUTION (0.3%)
  33,500   J. Jill Group Inc.*...............................     1,271,325
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.4%)
  41,300   Du Pont (E.I.) de Nemours & Co....................     1,833,720
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CHEMICALS: SPECIALTY (0.4%)
  29,900   Air Products & Chemicals, Inc.....................  $  1,509,053
                                                               ------------
           COMPUTER COMMUNICATIONS (1.4%)
  84,100   Brocade Communications Systems, Inc.*.............     1,470,068
 291,000   Cisco Systems, Inc.*..............................     4,059,450
                                                               ------------
                                                                  5,529,518
                                                               ------------
           COMPUTER PERIPHERALS (0.4%)
 112,400   EMC Corp.*........................................       848,620
  15,700   Lexmark International, Inc.*......................       854,080
                                                               ------------
                                                                  1,702,700
                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.6%)
  96,400   Dell Computer Corp.*..............................     2,519,896
                                                               ------------
           CONTAINERS/ PACKAGING (1.0%)
 122,600   Pactiv Corp.*.....................................     2,917,880
  37,300   Sonoco Products Co................................     1,056,336
                                                               ------------
                                                                  3,974,216
                                                               ------------
           CONTRACT DRILLING (1.9%)
  74,700   ENSCO International Inc...........................     2,036,322
  72,900   GlobalSantaFe Corp................................     1,993,815
  24,400   Nabors Industries, Ltd. (Barbados)*...............       857,660
  41,900   Noble Corp.*......................................     1,617,340
  56,900   Rowan Companies, Inc..............................     1,220,505
                                                               ------------
                                                                  7,725,642
                                                               ------------
           DATA PROCESSING SERVICES (0.7%)
  31,600   Concord EFS, Inc.*................................       952,424
  55,800   First Data Corp...................................     2,075,760
                                                               ------------
                                                                  3,028,184
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           DEPARTMENT STORES (0.7%)
  27,700   Kohl's Corp.*.....................................  $  1,941,216
  15,300   Sears, Roebuck & Co...............................       830,790
                                                               ------------
                                                                  2,772,006
                                                               ------------
           DISCOUNT STORES (2.6%)
  22,000   Target Corp.......................................       838,200
 176,800   Wal-Mart Stores, Inc..............................     9,725,768
                                                               ------------
                                                                 10,563,968
                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
  49,400   Molex Inc.........................................     1,656,382
                                                               ------------
           ELECTRONIC COMPONENTS (0.3%)
  55,900   Vishay Intertechnology, Inc.*.....................     1,229,800
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  44,600   KLA-Tencor Corp.*.................................     1,961,954
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.5%)
  10,700   Maytag Corp.......................................       456,355
  29,000   Sony Corp.........................................     1,535,252
                                                               ------------
                                                                  1,991,607
                                                               ------------
           FINANCE/RENTAL/ LEASING (1.9%)
  22,400   Capital One Financial Corp........................     1,367,520
  40,300   Countrywide Credit Industries, Inc................     1,944,475
  98,800   Ryder System, Inc.................................     2,676,492
  17,200   SLM Corp..........................................     1,666,680
                                                               ------------
                                                                  7,655,167
                                                               ------------
           FINANCIAL CONGLOMERATES (1.1%)
 112,000   Citigroup, Inc.**.................................     4,340,000
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.4%)
  33,100   Moody's Corp......................................     1,646,725
                                                               ------------
           FOOD RETAIL (0.3%)
  27,800   Whole Foods Market, Inc.*.........................     1,340,516
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.9%)
  63,400   PepsiCo, Inc......................................  $  3,055,880
   6,300   Unilever NV (Shares Certificate)..................       414,098
                                                               ------------
                                                                  3,469,978
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (1.6%)
  48,600   ConAgra Foods Inc.................................     1,343,790
  63,600   Dean Foods Co.*...................................     2,372,280
  41,100   Dreyer's Grand Ice Cream, Inc.....................     2,819,460
                                                               ------------
                                                                  6,535,530
                                                               ------------
           HOME BUILDING (0.6%)
  14,300   Lennar Corp.......................................       875,160
  21,100   Meritage Corp.*...................................       963,215
  12,700   Ryland Group, Inc. (The)..........................       631,825
                                                               ------------
                                                                  2,470,200
                                                               ------------
           HOME FURNISHINGS (0.4%)
  20,000   Furniture Brands International, Inc.*.............       605,000
  13,900   Mohawk Industries, Inc.*..........................       855,267
                                                               ------------
                                                                  1,460,267
                                                               ------------
           HOME IMPROVEMENT CHAINS (0.8%)
  68,000   Lowe's Companies, Inc.............................     3,087,200
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (3.7%)
 121,600   HCA Inc...........................................     5,776,000
  43,800   Province Healthcare Co.*..........................       979,368
  79,800   Tenet Healthcare Corp.*...........................     5,709,690
  24,900   Triad Hospitals, Inc.*............................     1,055,262
  32,000   Universal Health Services, Inc. (Class B)*........     1,568,000
                                                               ------------
                                                                 15,088,320
                                                               ------------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  59,800   Hilton Hotels Corp................................       831,220

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  24,800   Starwood Hotels & Resorts Worldwide, Inc..........  $    815,672
                                                               ------------
                                                                  1,646,892
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (1.8%)
  30,700   Avon Products, Inc................................     1,603,768
  43,300   Dial Corp. (The)..................................       866,866
  18,100   Kimberly-Clark Corp...............................     1,122,200
  42,600   Procter & Gamble Co. (The)........................     3,804,180
                                                               ------------
                                                                  7,397,014
                                                               ------------
           INDUSTRIAL CONGLOMERATES (1.0%)
   9,900   3M Co.............................................     1,217,700
  40,000   ITT Industries, Inc...............................     2,824,000
                                                               ------------
                                                                  4,041,700
                                                               ------------
           INDUSTRIAL SPECIALTIES (1.0%)
  65,400   Ecolab, Inc.......................................     3,023,442
  74,800   RPM, Inc..........................................     1,140,700
                                                               ------------
                                                                  4,164,142
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.3%)
  28,400   Manhattan Associates, Inc.*.......................       913,344
  15,800   MTC Technologies, Inc.*...........................       300,200
                                                               ------------
                                                                  1,213,544
                                                               ------------
           INTERNET RETAIL (0.3%)
  74,200   Amazon.com, Inc.*.................................     1,205,750
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
  67,000   Lehman Brothers Holdings, Inc.....................     4,188,840
                                                               ------------
           INVESTMENT MANAGERS (0.8%)
  37,300   Federated Investors, Inc. (Class B)...............     1,289,461
  46,700   Franklin Resources, Inc...........................     1,991,288
                                                               ------------
                                                                  3,280,749
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           LIFE/HEALTH INSURANCE (0.5%)
  60,400   AFLAC, Inc........................................  $  1,932,800
                                                               ------------
           MAJOR BANKS (4.6%)
 104,700   Bank of America Corp..............................     7,366,692
 107,600   Bank One Corp.....................................     4,140,448
  36,500   Comerica, Inc.....................................     2,241,100
  21,800   Wechovia Corp.....................................       832,324
  84,400   Wells Fargo & Co..................................     4,225,064
                                                               ------------
                                                                 18,805,628
                                                               ------------
           MAJOR TELECOMMUNICATIONS (0.2%)
  26,000   BellSouth Corp....................................       819,000
                                                               ------------
           MANAGED HEALTH CARE (1.4%)
  26,700   Aetna Inc.........................................     1,280,799
   5,000   Anthem, Inc.*.....................................       337,400
  44,600   UnitedHealth Group Inc............................     4,083,130
                                                               ------------
                                                                  5,701,329
                                                               ------------
           MEDIA CONGLOMERATES (1.6%)
 145,500   Viacom, Inc. (Class B) (Non-Voting)*..............     6,455,835
                                                               ------------
           MEDICAL SPECIALTIES (1.8%)
  29,900   Becton, Dickinson & Co............................     1,030,055
  74,300   Boston Scientific Corp.*..........................     2,178,476
  41,300   CTI Molecular Imaging, Inc.*......................       947,422
  29,400   Medtronic, Inc....................................     1,259,790
  36,000   Varian Medical Systems, Inc.*.....................     1,459,800
  18,650   Zimmer Holdings, Inc.*............................       665,059
                                                               ------------
                                                                  7,540,602
                                                               ------------
           METAL FABRICATIONS (0.6%)
  23,300   Harsco Corp.......................................       873,750
  67,000   Timken Co. (The)..................................     1,496,110
                                                               ------------
                                                                  2,369,860
                                                               ------------
           MOTOR VEHICLES (0.5%)
  53,000   Honda Motor Co....................................     2,154,219
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MOVIES/ ENTERTAINMENT (0.2%)
  33,900   Fox Entertainment Group, Inc. (Class A)*..........  $    737,325
                                                               ------------
           MULTI-LINE INSURANCE (0.8%)
  45,900   American International Group, Inc.................     3,131,757
                                                               ------------
           OIL & GAS PRODUCTION (0.6%)
  27,200   Kerr-McGee Corp...................................     1,456,560
  53,200   Suncor Energy, Inc. (Canada)......................       950,152
                                                               ------------
                                                                  2,406,712
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (2.3%)
  61,700   BJ Services Co.*..................................     2,090,396
  81,500   Schlumberger Ltd..................................     3,789,750
  27,200   Smith International, Inc.*........................     1,854,768
  40,000   Weatherford International, Ltd.*..................     1,728,000
                                                               ------------
                                                                  9,462,914
                                                               ------------
           OTHER CONSUMER SERVICES (2.8%)
  39,250   Apollo Group, Inc. (Class A)*.....................     1,546,843
  60,100   Corinthian Colleges, Inc.*........................     2,036,789
  35,300   eBay, Inc.*.......................................     2,175,186
  24,500   Expedia, Inc. (Class A)*..........................     1,452,605
  28,400   Ticketmaster (Class B)*...........................       531,364
  83,500   Weight Watchers International, Inc.*..............     3,627,240
                                                               ------------
                                                                 11,370,027
                                                               ------------
           PACKAGED SOFTWARE (2.9%)
  36,700   Intuit Inc.*......................................     1,824,724
  60,500   Mercury Interactive Corp.*........................     1,389,080
 150,700   Microsoft Corp.* **...............................     8,155,884
  47,900   Oracle Corp.*.....................................       453,613
                                                               ------------
                                                                 11,823,301
                                                               ------------
           PERSONNEL SERVICES (0.4%)
  43,400   Manpower, Inc.....................................     1,594,950
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (1.1%)
  58,300   Pfizer, Inc.......................................  $  2,040,500
  21,800   Pharmacia Corp....................................       816,410
  33,800   Wyeth.............................................     1,730,560
                                                               ------------
                                                                  4,587,470
                                                               ------------
           PHARMACEUTICALS: OTHER (0.8%)
  23,800   Forest Laboratories, Inc.*........................     1,685,040
  21,800   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................     1,455,804
                                                               ------------
                                                                  3,140,844
                                                               ------------
           PRECIOUS METALS (2.0%)
 152,100   Gold Fields Ltd. (ADR) (South Africa).............     1,706,562
 237,200   Goldcorp Inc. (Canada)............................     2,360,140
 158,300   Newmont Mining Corp. Hldg Co......................     4,168,039
                                                               ------------
                                                                  8,234,741
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.9%)
  61,700   Allstate Corp. (The)..............................     2,281,666
  77,000   Progressive Corp. (The)...........................     4,454,450
  31,500   RenaissanceRe Holdings Ltd. (Bermuda).............     1,152,900
                                                               ------------
                                                                  7,889,016
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.3%)
  14,800   Gannett Co., Inc..................................     1,123,320
                                                               ------------
           PULP & PAPER (0.3%)
  76,100   Stora Enso Oyj (Registered Shares)................     1,070,572
                                                               ------------
           RAILROADS (1.1%)
  36,500   CSX Corp..........................................     1,279,325
  72,500   Norfolk Southern Corp.............................     1,695,050
  23,000   Union Pacific Corp................................     1,455,440
                                                               ------------
                                                                  4,429,815
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           RECREATIONAL PRODUCTS (2.6%)
 121,900   Activision, Inc.*.................................  $  3,542,414
  73,800   Electronic Arts Inc.*.............................     4,874,490
 111,900   Mattel, Inc.......................................     2,358,852
                                                               ------------
                                                                 10,775,756
                                                               ------------
           REGIONAL BANKS (1.7%)
  76,900   Compass Bancshares, Inc...........................     2,583,840
  65,400   Fifth Third Bancorp...............................     4,358,910
                                                               ------------
                                                                  6,942,750
                                                               ------------
           RESTAURANTS (2.0%)
  12,600   Brinker International, Inc.*......................       400,050
  72,100   CBRL Group, Inc...................................     2,200,492
  19,400   Cheesecake Factory, Inc. (The)*...................       688,312
  58,800   McDonald's Corp...................................     1,672,860
  13,700   Outback Steakhouse, Inc.*.........................       480,870
  70,800   Wendy's International, Inc........................     2,819,964
                                                               ------------
                                                                  8,262,548
                                                               ------------
           SAVINGS BANKS (1.1%)
 129,000   Charter One Financial, Inc........................     4,435,020
                                                               ------------
           SEMICONDUCTORS (2.6%)
  58,000   Fairchild Semiconductor Corp. (Class A)*..........     1,409,400
  28,200   Linear Technology Corp............................       886,326
  32,600   Marvell Technology Group Ltd. (Bermuda)*..........       648,414
  19,200   Maxim Integrated Products, Inc.*..................       735,936
  88,200   Microchip Technology Inc.*........................     2,419,326
  39,300   Micron Technology, Inc.*..........................       794,646
  61,900   National Semiconductor Corp.*.....................     1,805,623
  81,800   Texas Instruments, Inc............................     1,938,660
                                                               ------------
                                                                 10,638,331
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           SERVICES TO THE HEALTH INDUSTRY (1.0%)
  44,800   Laboratory Corp. of America Holdings*.............  $  2,045,120
  23,000   Quest Diagnostics Inc.*...........................     1,979,150
                                                               ------------
                                                                  4,024,270
                                                               ------------
           SPECIALTY INSURANCE (1.0%)
  30,900   Ambac Financial Group, Inc........................     2,076,480
  37,800   MBIA, Inc.........................................     2,136,834
                                                               ------------
                                                                  4,213,314
                                                               ------------
           SPECIALTY STORES (0.8%)
  28,400   Michaels Stores, Inc.*............................     1,107,600
  46,700   Staples, Inc.*....................................       919,990
  40,000   Williams-Sonoma, Inc.*............................     1,226,400
                                                               ------------
                                                                  3,253,990
                                                               ------------
           STEEL (0.6%)
  37,500   Nucor Corp........................................     2,439,000
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 140,400   Motorola, Inc.....................................     2,024,568
                                                               ------------
           TRUCKING (1.2%)
  30,600   Hunt (J.B.) Tansport Services, Inc.*..............       903,312
  25,600   Landstar System, Inc.*............................     2,735,360
  45,600   Swift Transportation Co., Inc.*...................     1,062,480
                                                               ------------
                                                                  4,701,152
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.5%)
 106,800   AGCO Corp.*.......................................     2,082,600
                                                               ------------
           WHOLESALE DISTRIBUTORS (0.4%)
  46,800   Genuine Parts Co..................................     1,631,916
                                                               ------------
           Total Common Stocks
            (COST $383,245,892)..............................   380,069,306
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           U.S. Government Obligation (2.9%)
 $11,830   U.S. Treasury Note 4.875% due 02/15/12
            (COST $12,033,142)...............................  $ 11,874,362
                                                               ------------
           Short-Term Investment (6.6%)
           Repurchase Agreement
  26,931   Joint repurchase agreement account 1.95% due
             07/01/02 (dated 06/28/02; proceeds
             $26,935,376) (a)
             (COST $26,931,000)..............................    26,931,000
                                                               ------------

  Total Investments
   (COST $422,210,034) (b)..........................   102.7%  418,874,668
  Liabilities in Excess of Other Assets.............    (2.7)  (11,235,926)
                                                      ------  ------------
  Net Assets........................................   100.0% $407,638,742
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $17,046,120 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $20,381,486, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,335,366.

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks and Warrants (98.8%)
           BIOTECHNOLOGY (9.3%)
  27,000   Abgenix, Inc.*....................................  $    267,030
  28,200   Genentech, Inc.*..................................       944,700
  56,800   Gilead Sciences, Inc.*............................     1,867,584
  39,800   Human Genome Sciences, Inc.*......................       533,320
  15,100   Vertex Pharmaceuticals, Inc.*.....................       245,828
                                                               ------------
                                                                  3,858,462
                                                               ------------
           BROADCASTING (17.7%)
  25,399   Clear Channel Communications, Inc.*...............       813,276
  42,200   Cox Radio, Inc. (Class A)*........................     1,017,020
  41,200   Hispanic Broadcasting Corp.*......................     1,075,320
  65,500   Univision Communications, Inc. (Class A)*.........     2,056,700
  71,500   Westwood One, Inc.*...............................     2,389,530
                                                               ------------
                                                                  7,351,846
                                                               ------------
           CABLE/SATELLITE TV (7.1%)
  32,950   Cablevision Systems Corp. - Rainbow Media
            Group*...........................................       288,313
  27,800   Cablevision Systems New York Group (Class A)*.....       262,988
  92,900   EchoStar Communications Corp. (Class A)*..........     1,724,224
  86,700   Mediacom Communications Corp.*....................       675,393
                                                               ------------
                                                                  2,950,918
                                                               ------------
           COMPUTER COMMUNICATIONS (0.7%)
  53,100   Juniper Networks, Inc.*...........................       300,015
                                                               ------------
           COMPUTER PERIPHERALS (1.6%)
  52,400   Network Appliance, Inc.*..........................       650,284
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           DATA PROCESSING SERVICES (4.9%)
  42,700   CheckFree Corp.*..................................  $    667,828
  43,050   Paychex, Inc......................................     1,347,035
                                                               ------------
                                                                  2,014,863
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
  12,900   Novellus Systems, Inc.*...........................       438,600
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (1.7%)
  25,100   SEI Investments Co................................       707,067
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (10.1%)
  45,100   Agile Software Corp.*.............................       327,877
  28,200   Openwave Systems Inc.*............................       158,202
  60,300   Overture Services, Inc.*..........................     1,506,294
 110,200   Siebel Systems, Inc.*.............................     1,567,044
  42,900   Yahoo! Inc.*......................................       633,204
                                                               ------------
                                                                  4,192,621
                                                               ------------
           INVESTMENT MANAGERS (2.3%)
  29,100   Price (T.) Rowe Group, Inc........................       956,808
                                                               ------------
           MEDICAL DISTRIBUTORS (1.8%)
  27,500   Andrx Group*......................................       741,675
                                                               ------------
           OTHER CONSUMER SERVICES (12.4%)
  59,500   eBay, Inc.*.......................................     3,666,390
  15,800   Expedia, Inc. (Class A)*..........................       936,782
   3,360   Expedia, Inc. (Warrants due 02/04/09).............        97,440
   9,200   Hotels.com (Class A)*.............................       388,516
   2,200   Weight Watchers International, Inc.*..............        95,568
                                                               ------------
                                                                  5,184,696
                                                               ------------
           PACKAGED SOFTWARE (1.3%)
  30,900   Rational Software Corp.*..........................       253,689
   8,600   Symantec Corp.*...................................       282,510
                                                               ------------
                                                                    536,199
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PERSONNEL SERVICES (1.1%)
  19,400   Robert Half International, Inc.*..................  $    452,020
                                                               ------------
           PROPERTY - CASUALTY INSURERS (0.7%)
   5,900   Cincinnati Financial Corp.........................       274,527
                                                               ------------
           SEMICONDUCTORS (16.3%)
  37,500   Altera Corp.*.....................................       510,000
  70,900   Applied Micro Circuits Corp.*.....................       335,357
  23,808   Intersil Corp. (Class A)*.........................       509,015
  84,900   Maxim Integrated Products, Inc.*..................     3,254,217
  97,800   Xilinx, Inc.*.....................................     2,193,654
                                                               ------------
                                                                  6,802,243
                                                               ------------
           SPECIALTY STORES (7.1%)
  78,200   Bed Bath & Beyond Inc.*...........................     2,951,268
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.6%)
  32,678   CIENA Corp.*......................................       136,922
  39,500   Research In Motion Ltd. (Canada)*.................       449,510
  40,800   Sonus Networks, Inc.*.............................        82,416
                                                               ------------
                                                                    668,848
                                                               ------------
           Total Common Stocks and Warrants
            (COST $79,548,677)...............................    41,032,960
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           Short-Term Investment (1.7%)
           Repurchase Agreement
 $   694   The Bank of New York 1.5625% due 07/01/02 (dated
            06/28/02; proceeds $693,734) (a)
            (COST $693,644)..................................  $    693,644
                                                               ------------

  Total Investments
   (COST $80,242,321) (b)...........................   100.5%   41,726,604
  Liabilities in Excess of Other Assets.............    (0.5)     (206,834)
                                                      ------  ------------
  Net Assets........................................   100.0% $ 41,519,770
                                                      ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $679,698 U.S. TREASURY BILL 5.75% DUE 04/30/03 VALUED AT $707,523.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,915,263 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $42,430,980, RESULTING IN NET UNREALIZED DEPRECIATION OF $38,515,717.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           Common Stocks and Rights (98.4%)
           China (0.6%)
           ELECTRIC UTILITIES
 800,000   Huaneng Power International, Inc. (Class H).......  $    656,410
                                                               ------------
           Denmark (0.6%)
           PHARMACEUTICALS: MAJOR
  20,000   Novo Nordisk AS (Series B)........................       664,523
                                                               ------------
           Finland (2.3%)
           PULP & PAPER
  70,000   Stora Enso Oyj....................................       984,758
  24,700   UPM-Kymmene Oyj...................................       976,075
                                                               ------------
                                                                  1,960,833
                                                               ------------
           TELECOMMUNICATION EQUIPMENT
  35,600   Nokia Corp. (ADR) (Class A).......................       515,488
                                                               ------------
           Total Finland.....................................     2,476,321
                                                               ------------
           France (7.5%)
           AEROSPACE & DEFENSE
  30,900   Thales S.A........................................     1,317,273
                                                               ------------
           ELECTRICAL PRODUCTS
  40,000   Alstom............................................       424,716
  40,000   Alstom (Rights)...................................        13,544
                                                               ------------
                                                                    438,260
                                                               ------------
           MAJOR BANKS
  24,200   BNP Paribas S.A.*.................................     1,343,545
                                                               ------------
           MEDIA CONGLOMERATES
  12,000   Vivendi Universal SA..............................       260,302
                                                               ------------
           OIL REFINING/MARKETING
  11,022   Total Fina Elf SA.................................     1,796,433
                                                               ------------
           OILFIELD SERVICES/EQUIPMENT
   6,200   Technip - Coflexip S.A............................       655,236
                                                               ------------
           REGIONAL BANKS
  45,000   Credit Agricole S.A...............................     1,003,793
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           SEMICONDUCTORS
  46,900   STMicroelectronics NV.............................  $  1,174,041
                                                               ------------
           Total France......................................     7,988,883
                                                               ------------
           Germany (4.8%)
           INDUSTRIAL CONGLOMERATES
  16,500   E. ON AG..........................................       961,038
                                                               ------------
           MAJOR BANKS
  14,500   Bayerische Hypo - und Vereinsbank AG..............       474,385
  11,000   Deutsche Bank AG (Registered Shares)..............       767,740
                                                               ------------
                                                                  1,242,125
                                                               ------------
           MOTOR VEHICLES
  21,300   Volkswagen AG.....................................     1,030,501
                                                               ------------
           MULTI-LINE INSURANCE
   6,000   Allianz AG (Registered Shares)....................     1,216,151
                                                               ------------
           PACKAGED SOFTWARE
   7,000   SAP AG............................................       688,775
                                                               ------------
           Total Germany.....................................     5,138,590
                                                               ------------
           Hong Kong (0.6%)
           ELECTRIC UTILITIES
 154,400   CLP Holdings Ltd..................................       613,641
                                                               ------------
           Ireland (1.1%)
           FINANCIAL CONGLOMERATES
  80,000   Irish Life & Permanent PLC........................     1,161,921
                                                               ------------
           Italy (2.6%)
           INTEGRATED OIL
 103,000   ENI SpA...........................................     1,644,039
                                                               ------------
           MAJOR TELECOMMUNICATIONS
 141,000   Telecom Italia SpA................................     1,108,514
                                                               ------------
           Total Italy.......................................     2,752,553
                                                               ------------
           Japan (10.0%)
           BROADCASTING
      70   Fuji Television Network, Inc......................       405,704
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONIC EQUIPMENT/ INSTRUMENTS
 111,000   Ricoh Co., Ltd....................................  $  1,926,278
                                                               ------------
           GAS DISTRIBUTORS
 300,000   Tokyo Gas Co., Ltd................................       835,494
                                                               ------------
           INDUSTRIAL CONGLOMERATES
 166,500   Hitachi Ltd.*.....................................     1,079,180
                                                               ------------
           INDUSTRIAL MACHINERY
  26,900   Fanuc, Ltd........................................     1,354,336
                                                               ------------
           INVESTMENT BANKS/BROKERS
  43,400   Nomura Holdings, Inc..............................       638,822
                                                               ------------
           MAJOR TELECOMMUNICATIONS
     125   Nippon Telegraph & Telephone Corp.................       515,388
                                                               ------------
           PHARMACEUTICALS: MAJOR
  15,000   Takeda Chemical Industries, Ltd...................       659,865
                                                               ------------
           RECREATIONAL PRODUCTS
  41,000   Fuji Photo Film Co., Ltd..........................     1,327,005
 208,000   Konica Corp.......................................     1,348,164
   3,700   Nintendo Co., Ltd.................................       546,165
                                                               ------------
                                                                  3,221,334
                                                               ------------
           Total Japan.......................................    10,636,401
                                                               ------------
           Netherlands (3.8%)
           CHEMICALS: SPECIALTY
  13,400   DSM NV............................................       624,251
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT
  20,000   ASML Holding NV*..................................       317,843
                                                               ------------
           FINANCIAL CONGLOMERATES
  40,600   ING Groep NV......................................     1,046,522
                                                               ------------
           INDUSTRIAL CONGLOMERATES
  52,060   Koninklijke (Royal) Philips Electronics NV........     1,459,079
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INDUSTRIAL SPECIALTIES
  13,800   Akzo Nobel NV.....................................  $    603,209
                                                               ------------
           Total Netherlands.................................     4,050,904
                                                               ------------
           Norway (0.7%)
           INTEGRATED OIL
  78,300   Statoil ASA.......................................       699,517
                                                               ------------
           Portugal (0.7%)
           MAJOR TELECOMMUNICATIONS
 100,000   Portugal Telecom, SGPS, S.A. (Registered
            Shares)..........................................       708,851
                                                               ------------
           Singapore (0.3%)
           REGIONAL BANKS
  50,000   Oversea - Chinese Banking Corp., Ltd..............       330,939
                                                               ------------
           South Korea (0.6%)
           MAJOR TELECOMMUNICATIONS
  29,800   KT Corp. (ADR)....................................       645,170
                                                               ------------
           Spain (2.9%)
           ELECTRIC UTILITIES
  46,200   Iberdrola S.A.*...................................       675,590
                                                               ------------
           ENGINEERING & CONSTRUCTION
  62,500   Grupo Dragados, S.A.*.............................     1,118,423
                                                               ------------
           REGIONAL BANKS
  30,000   Banco Popular Espanol S.A.........................     1,331,549
                                                               ------------
           Total Spain.......................................     3,125,562
                                                               ------------
           Switzerland (4.9%)
           BUILDING PRODUCTS
   4,000   Schindler Holding AG..............................       729,188
                                                               ------------
           FINANCIAL CONGLOMERATES
  40,000   UBS AG (Registered Shares)*.......................     2,021,471
                                                               ------------
           FOOD: MAJOR DIVERSIFIED
   7,000   Nestle S.A. (Registered Shares)...................     1,639,997
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MULTI-LINE INSURANCE
  15,300   Converium Holding AG*.............................  $    794,389
                                                               ------------
           Total Switzerland.................................     5,185,045
                                                               ------------
           United Kingdom (4.0%)
           AEROSPACE & DEFENSE
 150,000   BAE Systems PLC...................................       769,227
                                                               ------------
           INTEGRATED OIL
  25,256   BP PLC (ADR)......................................     1,275,175
                                                               ------------
           MAJOR TELECOMMUNICATIONS
 140,200   BT Group PLC*.....................................       540,838
                                                               ------------
           OTHER METALS/MINERALS
  48,300   Rio Tinto PLC.....................................       889,470
                                                               ------------
           WIRELESS TELECOMMUNICATIONS
 591,534   Vodafone Group PLC................................       814,968
                                                               ------------
           Total United Kingdom..............................     4,289,678
                                                               ------------
           United States (50.4%)
           AEROSPACE & DEFENSE
  38,200   Lockheed Martin Corp..............................     2,654,900
  85,000   Rockwell Collins, Inc.............................     2,330,700
                                                               ------------
                                                                  4,985,600
                                                               ------------
           ALUMINUM
  40,200   Alcoa, Inc........................................     1,332,630
                                                               ------------
           APPAREL/FOOTWEAR RETAIL
 151,800   Gap, Inc. (The)...................................     2,155,560
                                                               ------------
           BIOTECHNOLOGY
  68,500   Gilead Sciences, Inc.*............................     2,252,280
 109,100   Human Genome Sciences, Inc.*......................     1,461,940
  81,400   Myriad Genetics, Inc.*............................     1,655,676
                                                               ------------
                                                                  5,369,896
                                                               ------------
           COMPUTER COMMUNICATIONS
  91,100   Cisco Systems, Inc.*..............................     1,270,845
                                                               ------------
           COMPUTER PROCESSING HARDWARE
 293,000   Sun Microsystems, Inc.*...........................     1,467,930
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT
 200,000   Mykrolis Corp.*...................................  $  2,362,000
                                                               ------------
           FINANCIAL CONGLOMERATES
  31,266   Citigroup, Inc....................................     1,211,557
                                                               ------------
           FOOD: MAJOR DIVERSIFIED
  41,400   General Mills, Inc................................     1,824,912
                                                               ------------
           HOUSEHOLD/PERSONAL CARE
  33,300   Colgate-Palmolive Co..............................     1,666,665
                                                               ------------
           INTEGRATED OIL
  55,252   Exxon Mobil Corp..................................     2,260,912
  29,500   Phillips Petroleum Co.............................     1,736,960
                                                               ------------
                                                                  3,997,872
                                                               ------------
           MAJOR BANKS
  39,000   PNC Financial Services Group......................     2,038,920
                                                               ------------
           MANAGED HEALTH CARE
  74,700   Mid Atlantic Medical Services, Inc.*..............     2,341,845
  58,000   Oxford Health Plans, Inc.*........................     2,694,680
                                                               ------------
                                                                  5,036,525
                                                               ------------
           MEDIA CONGLOMERATES
 169,000   AOL Time Warner Inc.*.............................     2,485,990
 115,800   Disney (Walt) Co. (The)...........................     2,188,620
                                                               ------------
                                                                  4,674,610
                                                               ------------
           MEDICAL SPECIALTIES
  35,000   Baxter International, Inc.........................     1,555,750
  74,040   Edwards Lifesciences Corp.*.......................     1,717,728
                                                               ------------
                                                                  3,273,478
                                                               ------------
           PHARMACEUTICALS: MAJOR
  35,000   Lilly (Eli) & Co..................................     1,974,000
  32,400   Wyeth.............................................     1,658,880
                                                               ------------
                                                                  3,632,880
                                                               ------------
           PHARMACEUTICALS: OTHER
  24,000   Forest Laboratories, Inc.*........................     1,699,200
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           SEMICONDUCTORS
  67,400   Intel Corp........................................  $  1,231,398
  67,000   Texas Instruments, Inc............................     1,587,900
                                                               ------------
                                                                  2,819,298
                                                               ------------
           SPECIALTY STORES
  72,000   Bed Bath & Beyond Inc.*...........................     2,717,280
                                                               ------------
           Total United States...............................    53,537,658
                                                               ------------
           Total Common Stocks and Rights
            (COST $109,607,767)..............................   104,662,567
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           Short-Term Investment (1.2%)
           Repurchase Agreement
 $ 1,284   Joint repurchase agreement account 1.95% due
             07/01/02 (dated 06/28/02; proceeds
             $1,284,209) (a)
             (COST $1,284,000)...............................  $  1,284,000
                                                               ------------

  Total Investments
   (COST $110,891,767) (b)..........................    99.6%  105,946,567
  Other Assets in Excess of Liabilities.............     0.4       401,656
                                                      ------  ------------
  Net Assets........................................   100.0% $106,348,223
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,304,492 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $18,249,692, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,945,200.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002:
                                                       UNREALIZED
     CONTRACTS          IN EXCHANGE      DELIVERY     APPRECIATION
     TO DELIVER             FOR            DATE      (DEPRECIATION)

--------------------------------------------------------------------

GBP          132,613     $201,904        07/02/02        $(1,101)
GBP          173,564     $265,901        07/03/02            208
                                                         -------
      Net unrealized depreciation..................      $  (893)
                                                         =======

 CURRENCY ABBREVIATION:
 GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  7,072,100       6.6%
Aluminum................................     1,332,630       1.2
Apparel/Footwear Retail.................     2,155,560       2.0
Biotechnology...........................     5,369,896       5.0
Broadcasting............................       405,704       0.4
Building Products.......................       729,188       0.7
Chemicals: Specialty....................       624,251       0.6
Computer Communications.................     1,270,845       1.2
Computer Processing Hardware............     1,467,930       1.4
Electric Utilities......................     1,945,641       1.8
Electrical Products.....................       438,260       0.4
Electronic Equipment/ Instruments.......     1,926,278       1.8
Electronic Production Equipment.........     2,679,843       2.5
Engineering & Construction..............     1,118,423       1.1
Financial Conglomerates.................     5,441,471       5.1
Food: Major Diversified.................     3,464,909       3.3
Gas Distributors........................       835,494       0.8
Household/Personal Care.................     1,666,665       1.6
Industrial Conglomerates................     3,499,297       3.3
Industrial Machinery....................     1,354,336       1.3
Industrial Specialties..................       603,209       0.6
Integrated Oil..........................     7,616,603       7.2
Investment Banks/Brokers................       638,822       0.6
Major Banks.............................     4,624,590       4.3
Major Telecommunications................     3,518,761       3.3
Managed Health Care.....................     5,036,525       4.7
Media Conglomerates.....................     4,934,912       4.6

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Medical Specialties.....................  $  3,273,478       3.1%
Motor Vehicles..........................     1,030,501       1.0
Multi-Line Insurance....................     2,010,540       1.9
Oil Refining/Marketing..................     1,796,433       1.7
Oilfield Services/Equipment.............       655,236       0.6
Other Metals/Minerals...................       889,470       0.8
Packaged Software.......................       688,775       0.6
Pharmaceuticals: Major..................     4,957,268       4.7
Pharmaceuticals: Other..................     1,699,200       1.6
Pulp & Paper............................     1,960,833       1.8
Recreational Products...................     3,221,334       3.0
Regional Banks..........................     2,666,280       2.5
Repurchase Agreement....................     1,284,000       1.2
Semiconductors..........................     3,993,339       3.8
Specialty Stores........................     2,666,281       2.6
Telecommunication Equipment.............       515,488       0.5
Wireless Telecommunications.............       814,968       0.8
                                          ------------   -------
                                          $105,946,567      99.6%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $104,649,023      98.4%
Rights..................................        13,544       0.0
Short-Term Investment...................     1,284,000       1.2
                                          ------------   -------
                                          $105,946,567      99.6%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           Common and Preferred Stocks (98.0%)
           ADVERTISING/MARKETING SERVICES (0.9%)
  17,300   Lamar Advertising Co.*............................  $   643,733
                                                               -----------
           AEROSPACE & DEFENSE (1.7%)
  14,900   DRS Technologies, Inc.*...........................      636,975
  24,550   Empresa Brasileira de Aeronautica S.A. (ADR)
            (Pref.)..........................................      525,370
                                                               -----------
                                                                 1,162,345
                                                               -----------
           APPAREL/FOOTWEAR (1.3%)
  16,300   Coach, Inc.*......................................      894,870
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (5.9%)
  21,350   Abercrombie & Fitch Co. (Class A)*................      514,962
  10,150   Chico's FAS, Inc.*................................      368,648
   8,300   Christopher & Banks Corp.*........................      351,090
  54,750   Limited Brands, Inc...............................    1,166,175
  19,700   Ross Stores, Inc..................................      802,775
  30,700   Wet Seal, Inc. (Class A)*.........................      746,010
                                                               -----------
                                                                 3,949,660
                                                               -----------
           AUTO PARTS: O.E.M. (0.5%)
  19,900   Dana Corp.........................................      368,747
                                                               -----------
           BEVERAGES: ALCOHOLIC (1.2%)
  26,550   Constellation Brands Inc. (Class A)*..............      849,600
                                                               -----------
           BIOTECHNOLOGY (4.7%)
   9,450   Acambis PLC (ADR) (United Kingdom)*...............      313,362
  15,100   Biogen, Inc.*.....................................      625,593
  29,900   Celgene Corp.*....................................      457,470
   2,300   Cephalon, Inc.*...................................      103,960
   6,750   Gilead Sciences, Inc.*............................      221,940
  25,050   ICOS Corp.*.......................................      424,848
  14,000   SangStat Medical Corp.*...........................      321,720
  18,950   Scios, Inc.*......................................      580,059
   4,300   Trimeris, Inc.*...................................      190,877
                                                               -----------
                                                                 3,239,829
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           BROADCASTING (2.2%)
  44,000   Radio One, Inc. (Class D)*........................  $   654,280
  25,600   Westwood One, Inc.*...............................      855,552
                                                               -----------
                                                                 1,509,832
                                                               -----------
           CASINO/GAMING (1.5%)
   6,600   Argosy Gaming Co.*................................      187,440
  34,300   GTECH Holdings Corp.*.............................      876,022
                                                               -----------
                                                                 1,063,462
                                                               -----------
           CHEMICALS: SPECIALTY (1.2%)
  33,700   Airgas, Inc.*.....................................      583,010
   4,000   Praxair, Inc......................................      227,880
                                                               -----------
                                                                   810,890
                                                               -----------
           COMPUTER PERIPHERALS (1.0%)
  41,250   Storage Technology Corp.*.........................      658,762
                                                               -----------
           DATA PROCESSING SERVICES (0.9%)
   5,500   Affiliated Computer Services, Inc. (Class A)*.....      261,140
  10,000   Fiserv, Inc.*.....................................      367,100
                                                               -----------
                                                                   628,240
                                                               -----------
           DISCOUNT STORES (2.6%)
  26,250   BJ's Wholesale Club, Inc.*........................    1,010,625
  19,900   Dollar General Corp...............................      378,697
  10,900   Fred's, Inc.......................................      400,902
                                                               -----------
                                                                 1,790,224
                                                               -----------
           DRUGSTORE CHAINS (0.5%)
  12,200   Longs Drug Stores Corp............................      345,138
                                                               -----------
           ELECTRIC UTILITIES (1.0%)
   9,200   ALLETE............................................      249,320
  19,800   Energy East Corp..................................      447,480
                                                               -----------
                                                                   696,800
                                                               -----------
           ELECTRONIC COMPONENTS (0.5%)
  29,100   SanDisk Corp.*....................................      360,840
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.3%)
  14,700   Lam Research Corp.*...............................      264,306
  23,250   Mentor Graphics Corp.*............................      330,615

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  17,400   MKS Instruments, Inc.*............................  $   349,218
  11,400   Synopsys, Inc.*...................................      624,834
                                                               -----------
                                                                 1,568,973
                                                               -----------
           ELECTRONICS/APPLIANCE STORES (1.5%)
  32,650   Hollywood Entertainment Corp.*....................      675,202
  18,100   Movie Gallery, Inc.*..............................      382,272
                                                               -----------
                                                                 1,057,474
                                                               -----------
           ELECTRONICS/APPLIANCES (0.5%)
   7,400   Maytag Corp.......................................      315,610
                                                               -----------
           ENGINEERING & CONSTRUCTION (1.0%)
  21,400   Shaw Group Inc. (The)*............................      656,980
                                                               -----------
           FINANCE/RENTAL/ LEASING (0.7%)
  15,250   Doral Financial Corp..............................      509,197
                                                               -----------
           FINANCIAL CONGLOMERATES (0.2%)
   4,900   Investors Financial Services Corp.................      164,346
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (1.9%)
  22,500   Moody's Corp......................................    1,119,375
   7,900   SunGard Data Systems Inc.*........................      209,192
                                                               -----------
                                                                 1,328,567
                                                               -----------
           FOOD RETAIL (0.8%)
  27,625   Pathmark Stores Inc.*.............................      519,626
                                                               -----------
           FOOD: MEAT/FISH/DAIRY (3.2%)
  20,850   Dean Foods Co.*...................................      777,705
  20,600   Dreyer's Grand Ice Cream, Inc.....................    1,413,160
                                                               -----------
                                                                 2,190,865
                                                               -----------
           FOOD: SPECIALTY/CANDY (1.0%)
  36,050   Peet's Coffee & Tea, Inc.*........................      663,680
                                                               -----------
           HOME BUILDING (1.0%)
   4,200   Meritage Corp.*...................................      191,730
   1,500   NVR, Inc.*........................................      484,500
                                                               -----------
                                                                   676,230
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           HOME FURNISHINGS (1.2%)
  10,300   Furniture Brands International, Inc.*.............  $   311,575
   8,334   Mohawk Industries, Inc.*..........................      512,791
                                                               -----------
                                                                   824,366
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (1.1%)
  12,900   Amsurg Corp.*.....................................      338,754
  13,750   United Surgial Partners International Inc.*.......      419,512
                                                               -----------
                                                                   758,266
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.2%)
  41,400   Royal Caribbean Cruises Ltd.......................      807,300
                                                               -----------
           INDUSTRIAL CONGLOMERATES (0.6%)
   5,400   ITT Industries, Inc...............................      381,240
                                                               -----------
           INDUSTRIAL MACHINERY (0.8%)
  17,900   Flowserve Corp.*..................................      533,420
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (0.0%)
     800   MTC Technologies, Inc.*...........................       15,200
                                                               -----------
           INSURANCE BROKERS/ SERVICES (1.0%)
  14,533   ChoicePoint Inc.*.................................      660,831
                                                               -----------
           INTEGRATED OIL (0.6%)
   5,275   Murphy Oil Corp...................................      435,187
                                                               -----------
           INTERNET RETAIL (0.6%)
  34,850   1-800-FLOWERS.COM, Inc.*..........................      388,926
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.8%)
  22,400   Retek, Inc.*......................................      544,320
                                                               -----------
           INVESTMENT BANKS/ BROKERS (0.9%)
 114,100   E*TRADE Group, Inc.*..............................      622,986
                                                               -----------
           INVESTMENT MANAGERS (0.3%)
   7,400   John Nuveen Co. (The) (Class A)...................      190,180
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MANAGED HEALTH CARE (1.2%)
  50,150   Caremark Rx, Inc.*................................  $   827,475
                                                               -----------
           MEDICAL DISTRIBUTORS (1.0%)
  86,750   PSS World Medical, Inc.*..........................      702,675
                                                               -----------
           MEDICAL SPECIALTIES (6.3%)
  15,950   Bausch & Lomb, Inc................................      539,907
   4,850   Cerus Corp.*......................................      164,318
  27,175   Cooper Companies, Inc. (The)......................    1,279,943
  18,287   Merit Medical Systems, Inc.*......................      375,798
   4,450   St. Jude Medical, Inc.*...........................      328,633
  39,550   Varian Medical Systems, Inc.*.....................    1,603,753
                                                               -----------
                                                                 4,292,352
                                                               -----------
           MEDICAL/NURSING SERVICES (1.2%)
  25,600   Lincare Holdings, Inc.*...........................      826,880
                                                               -----------
           METAL FABRICATIONS (0.5%)
  10,500   Precision Castparts Corp..........................      346,500
                                                               -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.7%)
  19,500   Viad Corp.........................................      507,000
                                                               -----------
           MOVIES/ENTERTAINMENT (1.3%)
  62,500   AMC Entertainment, Inc.*..........................      887,500
                                                               -----------
           OIL & GAS PRODUCTION (3.5%)
  11,950   Apache Corp.......................................      686,886
  11,800   Brown (Tom), Inc.*................................      334,530
  13,950   Cabot Oil & Gas Corp. (Class A)...................      318,758
  13,825   Quicksilver Resources Inc.*.......................      357,376
  33,075   XTO Energy Inc....................................      681,345
                                                               -----------
                                                                 2,378,895
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (2.8%)
  22,200   BJ Services Co.*..................................      752,136
  37,350   Key Energy Group, Inc.*...........................      392,175
  10,800   Smith International, Inc.*........................      736,452
                                                               -----------
                                                                 1,880,763
                                                               -----------
           OTHER CONSUMER SERVICES (2.6%)
  17,650   Career Education Corp.*...........................      794,250

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   6,200   Hotels.com (Class A)*.............................  $   261,826
  31,750   ServiceMaster Co..................................      435,610
  14,800   Ticketmaster (Class B)*...........................      276,908
                                                               -----------
                                                                 1,768,594
                                                               -----------
           PACKAGED SOFTWARE (4.6%)
  22,500   Cognos, Inc. (Canada)*............................      499,275
  26,700   Mercury Interactive Corp.*........................      613,032
  10,950   Network Associates, Inc.*.........................      211,007
  37,300   Rational Software Corp.*..........................      306,233
  20,100   Symantec Corp.*...................................      660,285
  52,350   TIBCO Software, Inc.*.............................      291,066
  35,900   TTI Team Telecom International Ltd. (Israel)*.....      574,759
                                                               -----------
                                                                 3,155,657
                                                               -----------
           PHARMACEUTICALS: OTHER (2.5%)
   4,200   Altana AG (ADR) (Germany)*........................      218,652
  24,700   Connetics Corp.*..................................      319,099
  10,200   Forest Laboratories, Inc.*........................      722,160
  28,200   Salix Pharmaceuticals, Ltd.*......................      439,356
                                                               -----------
                                                                 1,699,267
                                                               -----------
           PULP & PAPER (1.0%)
  12,650   MeadWestvaco Corp.................................      424,534
  21,400   Wausau-Mosinee Paper Corp.........................      257,870
                                                               -----------
                                                                   682,404
                                                               -----------
           RECREATIONAL PRODUCTS (0.3%)
   3,500   International Game Technology*....................      198,450
                                                               -----------
           REGIONAL BANKS (1.4%)
  15,800   Banknorth Group, Inc..............................      411,116
  12,550   Commerce Bancorp, Inc.............................      554,710
                                                               -----------
                                                                   965,826
                                                               -----------
           RESTAURANTS (5.3%)
  19,500   AFC Enterprises, Inc.*............................      609,375
  20,100   Brinker International, Inc.*......................      638,175
  10,900   CBRL Group, Inc...................................      332,668
  44,200   Famous Dave's of America, Inc.*...................      346,970
  16,450   Jack in the Box Inc.*.............................      523,110

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   8,650   Krispy Kreme Doughnuts, Inc.*.....................  $   278,444
  19,050   Sonic Corp.*......................................      598,361
   6,800   Wendy's International, Inc........................      270,844
                                                               -----------
                                                                 3,597,947
                                                               -----------
           SAVINGS BANKS (0.9%)
   5,100   Downey Financial Corp.............................      241,230
  14,250   New York Community Bancorp, Inc...................      386,175
                                                               -----------
                                                                   627,405
                                                               -----------
           SEMICONDUCTORS (2.7%)
  21,500   Exar Corp.*.......................................      423,980
  20,550   Fairchild Semiconductor Corp. (Class A)*..........      499,365
   9,400   Integrated Device Technology, Inc.*...............      170,516
   7,650   International Rectifier Corp.*....................      222,998
  10,300   Intersil Corp. (Class A)*.........................      220,214
  11,512   Microchip Technology Inc.*........................      315,774
                                                               -----------
                                                                 1,852,847
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (4.8%)
   9,450   Accredo Health, Inc.*.............................      436,023
  52,500   HealthSouth Corp.*................................      671,475
  13,600   Odyssey Healthcare, Inc.*.........................      489,586
  47,100   Stericycle, Inc.*.................................    1,667,811
                                                               -----------
                                                                 3,264,895
                                                               -----------
           SPECIALTY INSURANCE (0.5%)
   7,900   Triad Guaranty, Inc.*.............................      343,887
                                                               -----------
           SPECIALTY STORES (2.1%)
  12,800   Big 5 Sporting Goods Corporation*.................      182,912
  37,050   Office Depot, Inc.*...............................      622,440
   8,100   Tractor Supply Company*...........................      575,019
   1,300   Tuesday Morning Corp.*............................       24,128
                                                               -----------
                                                                 1,404,499
                                                               -----------
           Total Common and Preferred Stocks
            (COST $69,167,433)...............................   66,998,460
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           Short-Term Investments (0.6%)
           Repurchase Agreements
$    328   Joint repurchase agreement account 1.95% due
             07/01/02 (dated 06/28/02; proceeds
             $328,053) (a)
             (COST $328,000).................................  $   328,000
     103   The Bank of New York 1.5625% due 07/01/02 (dated
            06/28/02; proceeds $103,131) (b)
            (COST $103,118)..................................      103,118
                                                               -----------
           Total Short-Term Investments
            (COST $431,118)..................................      431,118
                                                               -----------

  Total Investments
   (COST $69,598,551) (c)...........................    98.6%  67,429,578
  Other Assets in Excess of Liabilities.............     1.4      928,138
                                                      ------  -----------
  Net Assets........................................   100.0% $68,357,716
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) COLLATERALIZED BY $101,045 U.S. TREASURY NOTE 5.75% DUE 04/30/03 VALUED AT $105,181.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,123,463 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,292,436, RESULTING IN NET UNREALIZED DEPRECIATION OF $2,168,973.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            Common and Preferred Stocks (99.1%)
            Brazil (8.2%)
            BEVERAGES: ALCOHOLIC
     8,751  Companhia de Bebidas das Americas (ADR) (Pref.)...  $  135,991
                                                                ----------
            INTEGRATED OIL
    10,700  Petroleo Brasileiro S.A. (ADR)....................     201,802
                                                                ----------
            MAJOR TELECOMMUNICATIONS
     1,065  Telecomunicacoes Brasileiras S.A. - Telebras
             (ADR)............................................      24,154
                                                                ----------
            OTHER METALS/MINERALS
     3,740  Companhia Vale do Rio Doce (Pref.) (Class A)*.....      96,816
     5,060  Companhia Vale do Rio Doce S.A. (ADR)*............     131,307
     5,000  Companhia Vale do Rio Doce S.A. (Debentures)*.....      --
                                                                ----------
                                                                   228,123
                                                                ----------
            PULP & PAPER
     3,400  Aracruz Celulose S.A. (Class B) (ADR) (Pref.).....      68,000
                                                                ----------
            REGIONAL BANKS
   879,369  Banco Itau S.A. (Pref.)...........................      49,893
     2,770  Unibanco-Uniao de Bancos Brasileiros S.A. (GDR)
             (Units)++........................................      45,705
                                                                ----------
                                                                    95,598
                                                                ----------
            SPECIALTY TELECOMMUNICATIONS
     5,572  Tele Norte Leste Participacoes S.A. (ADR)
             (Pref.)..........................................      55,441
                                                                ----------
            Total Brazil......................................     809,109
                                                                ----------
            Chile (2.0%)
            BEVERAGES: NON-ALCOHOLIC
     2,930  Embotelladora Andina S.A. (Series A) (ADR)........      20,949
                                                                ----------
            MAJOR TELECOMMUNICATIONS
    14,098  Cia de Telecommunicaciones de Chile S.A. (ADR)....     172,701
                                                                ----------
            Total Chile.......................................     193,650
                                                                ----------

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            China (7.2%)
            ELECTRIC UTILITIES
   438,000  Huaneng Power International, Inc. (Class H).......  $  359,385
                                                                ----------
            INTEGRATED OIL
 1,644,000  PetroChina Co. Ltd. (Class H).....................     349,877
                                                                ----------
            Total China.......................................     709,262
                                                                ----------
            Hong Kong (5.5%)
            COMPUTER PROCESSING HARDWARE
   566,000  Legend Holdings Ltd.*.............................     206,808
                                                                ----------
            MISCELLANEOUS COMMERCIAL SERVICES
   112,500  Cosco Pacific Ltd.................................      89,423
                                                                ----------
            WIRELESS TELECOMMUNICATIONS
    82,000  China Mobile Ltd.*................................     241,795
                                                                ----------
            Total Hong Kong...................................     538,026
                                                                ----------
            Hungary (2.7%)
            MAJOR TELECOMMUNICATIONS
    13,050  Magyar Tavkozlesi RT..............................      41,858
     3,200  Magyar Tavkozlesi RT (ADR)........................      51,200
                                                                ----------
                                                                    93,058
                                                                ----------
            REGIONAL BANKS
    21,300  OTP Bank RT.......................................     168,002
                                                                ----------
            Total Hungary.....................................     261,060
                                                                ----------
            India (4.9%)
            INFORMATION TECHNOLOGY SERVICES
     4,000  Infosys Technologies Ltd. (ADR)...................     204,800
                                                                ----------
            MAJOR TELECOMMUNICATIONS
    33,825  Videsh Sanchar Nigam Ltd. (ADR)...................     206,332
                                                                ----------
            SPECIALTY TELECOMMUNICATIONS
    12,200  Mahanagar Telephone Nigam Ltd. (ADR)*.............      71,736
                                                                ----------
            Total India.......................................     482,868
                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            Israel (4.1%)
            AEROSPACE & DEFENSE
     5,721  Elbit Systems Ltd.................................  $   94,348
                                                                ----------
            MAJOR BANKS
    25,550  Bank Hapoalim Ltd.*...............................      40,096
    21,400  Bank Leumi Le-Israel*.............................      27,065
                                                                ----------
                                                                    67,161
                                                                ----------
            MAJOR TELECOMMUNICATIONS
    31,410  Bezeq Israeli Telecommunication Corp., Ltd.*......      31,206
                                                                ----------
            PHARMACEUTICALS: OTHER
     3,000  Teva Pharmaceutical Industries Ltd. (ADR).........     200,340
                                                                ----------
            TELECOMMUNICATION EQUIPMENT
     2,880  ECI Telecom Ltd.*.................................       8,640
                                                                ----------
            Total Israel......................................     401,695
                                                                ----------
            Mexico (10.3%)
            BEVERAGES: ALCOHOLIC
    31,900  Grupo Modelo S.A. de C.V. (Series C)..............      74,991
                                                                ----------
            BEVERAGES: NON-ALCOHOLIC
     2,480  Fomento Economico Mexicano, S.A. de C.V. (ADR)....      97,266
                                                                ----------
            BROADCASTING
     1,500  Grupo Televisa S.A. (GDR)*........................      56,070
                                                                ----------
            CONSTRUCTION MATERIALS
     3,371  Cemex S.A. de C.V. - CPO (ADR)....................      88,859
                                                                ----------
            DISCOUNT STORES
   105,064  Wal-Mart de Mexico S.A. de C.V. (Series C)........     242,764
                                                                ----------
            MAJOR TELECOMMUNICATIONS
     8,080  Telefonos de Mexico S.A. de C.V. (Series L)
             (ADR)............................................     259,206
                                                                ----------
            REGIONAL BANKS
   108,202  Grupo Financiero BBVA Bancomer, S.A. de C.V. (O
             Shares)*.........................................      88,375
                                                                ----------

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            WIRELESS TELECOMMUNICATIONS
     7,472  America Movil S.A. de C.V. (Series L) (ADR).......  $  100,125
                                                                ----------
            Total Mexico......................................   1,007,656
                                                                ----------
            Poland (0.6%)
            MAJOR TELECOMMUNICATIONS
    11,900  Telekomunikacja Polska S.A. (ADR)* - 144A **......      32,487
                                                                ----------
            REGIONAL BANKS
     1,198  BRE Bank S.A.*....................................      31,642
                                                                ----------
            Total Poland......................................      64,129
                                                                ----------
            Russia (2.3%)
            ELECTRIC UTILITIES
     2,325  Unified Energy Systems (ADR)......................      23,133
                                                                ----------
            INTEGRATED OIL
     1,625  Lukoil Holding Co. (ADR)..........................     105,219
                                                                ----------
            OIL & GAS PRODUCTION
     4,175  Surgutneftegaz (ADR)..............................      81,204
                                                                ----------
            SPECIALTY TELECOMMUNICATIONS
     2,500  Rostelecom (ADR)..................................      15,000
                                                                ----------
            Total Russia......................................     224,556
                                                                ----------
            South Africa (12.1%)
            BEVERAGES: ALCOHOLIC
    12,072  South African Breweries PLC*......................      95,707
                                                                ----------
            LIFE/HEALTH INSURANCE
    13,610  Liberty Group Ltd.................................      74,140
   125,010  Sanlam Ltd........................................     104,459
                                                                ----------
                                                                   178,599
                                                                ----------
            OTHER METALS/MINERALS
    19,760  Anglo American PLC................................     330,576
                                                                ----------
            PRECIOUS METALS
     6,065  Anglo American Platinum Corporation Ltd...........     238,942
     2,076  Anglogold Ltd.....................................     110,666
                                                                ----------
                                                                   349,608
                                                                ----------
            REAL ESTATE DEVELOPMENT
     5,577  Liberty International PLC.........................      50,128
                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            REGIONAL BANKS
     9,488  Nedcor Ltd........................................  $  107,986
                                                                ----------
            WIRELESS TELECOMMUNICATIONS
    18,750  Johnnic Holdings Ltd.*............................      76,605
                                                                ----------
            Total South Africa................................   1,189,209
                                                                ----------
            South Korea (32.1%)
            ELECTRIC UTILITIES
    20,000  Korea Electric Power Corp. (ADR)*.................     209,400
                                                                ----------
            MAJOR BANKS
    16,587  Kookmin Bank*.....................................     803,885
                                                                ----------
            MAJOR TELECOMMUNICATIONS
     4,800  KT Corp.*.........................................     192,398
    13,870  KT Corp. (ADR)*...................................     300,286
                                                                ----------
                                                                   492,684
                                                                ----------
            SEMICONDUCTORS
     1,288  Samsung Electronic Co.............................     351,661
                                                                ----------
            STEEL
     5,610  POSCO.............................................     621,523
                                                                ----------
            WIRELESS TELECOMMUNICATIONS
     3,000  SK Telecom Co., Ltd.*.............................     670,954
                                                                ----------
            Total South Korea.................................   3,150,107
                                                                ----------
            Taiwan (5.3%)
            COMPUTER PROCESSING HARDWARE
    16,675  Acer Inc.*........................................      91,712
        90  Asustek Computer Inc. (GDR)*......................         266
                                                                ----------
                                                                    91,978
                                                                ----------
            SEMICONDUCTORS
    17,562  Taiwan Semiconductor Manufacturing Co., Ltd.
             (ADR)............................................     228,314
    27,000  United Microelectronics Corp.*....................     198,450
                                                                ----------
                                                                   426,764
                                                                ----------
            Total Taiwan......................................     518,742
                                                                ----------

NUMBER OF
  SHARES                                                          VALUE

--------------------------------------------------------------------------

            Turkey (1.8%)
            CONSTRUCTION MATERIALS
 3,441,600  Akcansa Cimento A.S...............................  $   17,100
                                                                ----------
            ELECTRONICS/APPLIANCES
 7,524,000  Arcelik A.S.......................................      47,321
     6,702  Vestel Elektronik Sanayi ve Ticaret A.S. (GDR)* -
             144A**...........................................      15,079
                                                                ----------
                                                                    62,400
                                                                ----------
            FOOD RETAIL
   664,300  Migros Turk T.A.S.................................      28,828
                                                                ----------
            REGIONAL BANKS
13,187,200  Akbank T.A.S.*....................................      42,299
 8,988,512  Turkiye Is Bankasi (C Shares)*....................      23,178
                                                                ----------
                                                                    65,477
                                                                ----------
            Total Turkey......................................     173,805
                                                                ----------

  Total Common and Preferred Stocks
   (COST $10,793,243) (a)...........................    99.1%  9,723,874
  Other Assets in Excess of Liabilities.............     0.9      89,905
                                                      ------  ----------
  Net Assets........................................   100.0% $9,813,779
                                                      ======  ==========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,978,537 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,047,906, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,069,369.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
SUMMARY OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                                PERCENT OF
INDUSTRY                                              VALUE     NET ASSETS

--------------------------------------------------------------------------

Aerospace & Defense...............................  $   94,348       1.0%
Beverages: Alcoholic..............................     306,689       3.2
Beverages: Non-Alcoholic..........................     118,215       1.2
Broadcasting......................................      56,070       0.6
Computer Processing Hardware......................     298,786       3.0
Construction Materials............................     105,959       1.1
Discount Stores...................................     242,764       2.5
Electric Utilities................................     591,918       6.0
Electronics/Appliances............................      62,400       0.6
Food Retail.......................................      28,828       0.3
Information Technology Services...................     204,800       2.1
Integrated Oil....................................     656,898       6.7
Life/Health Insurance.............................     178,599       1.8
Major Banks.......................................     871,046       8.9
Major Telecommunications..........................   1,311,828      13.4
Miscellaneous Commercial Services.................      89,423       0.9
Oil & Gas Production..............................      81,204       0.8
Other Metals/Minerals.............................     558,699       5.7

                                                                PERCENT OF
INDUSTRY                                              VALUE     NET ASSETS

--------------------------------------------------------------------------

Pharmaceuticals: Other............................  $  200,340       2.0%
Precious Metals...................................     349,608       3.6
Pulp & Paper......................................      68,000       0.7
Real Estate Development...........................      50,128       0.5
Regional Banks....................................     557,080       5.7
Semiconductors....................................     778,425       7.9
Specialty Telecommunications......................     142,177       1.4
Steel.............................................     621,523       6.3
Telecommunication Equipment.......................       8,640       0.1
Wireless Telecommunications.......................   1,089,479      11.1
                                                    ----------   -------
                                                    $9,723,874      99.1%
                                                    ==========   =======

TYPE OF INVESTMENT

--------------------------------------------------------------------------

Common Stocks.....................................  $9,577,165      97.6%
Preferred Stocks..................................     146,709       1.5
                                                    ----------   -------
                                                    $9,723,874      99.1%
                                                    ==========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

Statements of Assets and Liabilities
JUNE 30, 2002 (UNAUDITED)

                                                              North
                                                             American
                                              Money         Government     Diversified
                                              Market        Securities        Income      Balanced Growth    Utilities
                                          --------------  --------------  --------------  ---------------  --------------
Assets:
Investments in securities, at value*....  $ 186,352,830   $   5,328,853   $  60,735,617    $ 121,722,037   $ 100,873,964
Cash....................................          2,677           7,469         124,214         --                   555
Receivable for:
  Investments sold......................       --              --               488,621        1,330,977       2,006,031
  Shares of beneficial interest sold....        546,304        --                50,638           82,443          28,291
  Dividends.............................       --              --              --                 51,050         286,875
  Interest/Principal paydowns...........         22,356          42,511       1,037,740          431,815         135,319
  Foreign withholding taxes reclaimed...       --              --              --               --                 8,371
Prepaid expenses and other assets.......          2,052              33           1,913              789             715
                                          -------------   -------------   -------------    -------------   -------------
    Total Assets........................    186,926,219       5,378,866      62,438,743      123,619,111     103,340,121
                                          -------------   -------------   -------------    -------------   -------------
Liabilities:
Payable for:
  Investments purchased.................       --              --               181,994        6,896,410        --
  Shares of beneficial interest
   redeemed.............................        408,794             433          70,645          111,089         254,043
  Compensated forward foreign currency
   contracts............................       --              --                12,885         --              --
  Variation margin......................       --              --                 3,156            2,468        --
  Distribution fee......................          6,074        --                 1,658            2,285           2,525
  Investment management fee.............         70,847           2,870          20,403           58,695          56,858
  Payable to bank.......................       --              --              --                517,864        --
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --                30,686         --              --
Accrued expenses and other payables.....         19,542          13,318          19,387           24,642          37,604
                                          -------------   -------------   -------------    -------------   -------------
    Total Liabilities...................        505,257          16,621         340,814        7,613,453         351,030
                                          -------------   -------------   -------------    -------------   -------------
    Net Assets..........................  $ 186,420,962   $   5,362,245   $  62,097,929    $ 116,005,658   $ 102,989,091
                                          =============   =============   =============    =============   =============
Composition of Net Assets:
Paid-in-capital.........................  $ 186,420,803   $   5,425,139   $  89,789,156    $ 119,222,707   $ 130,109,245
Accumulated undistributed net investment
 income (net investment loss)...........            159         (28,759)       (961,677)         (71,508)         44,438
Accumulated undistributed net realized
 gain (accumulated net realized loss)...       --               (82,902)     (8,367,108)      (8,121,949)    (34,287,074)
Net unrealized appreciation
 (depreciation).........................       --                48,767     (18,362,442)       4,976,408       7,122,482
                                          -------------   -------------   -------------    -------------   -------------
    Net Assets..........................  $ 186,420,962   $   5,362,245   $  62,097,929    $ 116,005,658   $ 102,989,091
                                          =============   =============   =============    =============   =============
    *Cost...............................  $ 186,352,830   $   5,280,086   $  79,267,926    $ 116,879,219   $  93,751,482
                                          =============   =============   =============    =============   =============
Class X Shares:
Net Assets..............................  $ 153,694,943   $   5,362,245   $  53,624,046    $ 104,809,129   $  90,951,573
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    153,694,814         535,067       7,672,659        7,595,620       6,188,964
    Net Asset Value Per Share...........  $        1.00   $       10.02   $        6.99    $       13.80   $       14.70
                                          =============   =============   =============    =============   =============
Class Y Shares:
Net Assets..............................  $  32,726,019        --         $   8,473,883    $  11,196,529   $  12,037,518
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     32,725,990        --             1,219,837          812,950         819,546
    Net Asset Value Per Share...........  $        1.00        --         $        6.95    $       13.77   $       14.69
                                          =============                   =============    =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             Dividend      Value-Added                       American
                                              Growth          Market          Growth      Opportunities
                                          --------------  --------------  --------------  --------------
Assets:
Investments in securities, at value*....  $ 496,998,720   $ 181,040,775   $  61,264,142   $ 418,874,668
Cash....................................       --                    69        --                 8,503
Receivable for:
  Investments sold......................      2,736,343       2,957,848       2,374,160      23,472,151
  Shares of beneficial interest sold....        129,038         196,439          22,028          82,974
  Dividends.............................        768,575         222,229          48,330         276,000
  Interest/Principal paydowns...........       --                    73        --               221,042
  Foreign withholding taxes reclaimed...       --              --              --                 5,104
Prepaid expenses and other assets.......          4,542           1,689             966           3,159
                                          -------------   -------------   -------------   -------------
    Total Assets........................    500,637,218     184,419,122      63,709,626     442,943,601
                                          -------------   -------------   -------------   -------------
Liabilities:
Payable for:
  Investments purchased.................        382,950       2,021,631       2,410,091      34,246,798
  Shares of beneficial interest
   redeemed.............................        524,518         483,937         143,242         568,763
  Compensated forward foreign currency
   contracts............................       --              --              --              --
  Variation margin......................       --              --              --               179,443
  Distribution fee......................          5,857           3,215             855           6,524
  Investment management fee.............        261,306          77,490          42,438         218,383
  Payable to bank.......................       --              --              --              --
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --              --
Accrued expenses and other payables.....         53,046          43,237          32,176          84,948
                                          -------------   -------------   -------------   -------------
    Total Liabilities...................      1,227,677       2,629,510       2,628,802      35,304,859
                                          -------------   -------------   -------------   -------------
    Net Assets..........................  $ 499,409,541   $ 181,789,612   $  61,080,824   $ 407,638,742
                                          =============   =============   =============   =============
Composition of Net Assets:
Paid-in-capital.........................  $ 606,078,307   $ 149,647,406   $  98,337,361   $ 655,282,837
Accumulated undistributed net investment
 income (net investment loss)...........            622         889,436         (18,654)        305,000
Accumulated undistributed net realized
 gain (accumulated net realized loss)...   (142,651,724)      1,316,077     (28,144,521)   (244,615,874)
Net unrealized appreciation
 (depreciation).........................     35,982,336      29,936,693      (9,093,362)     (3,333,221)
                                          -------------   -------------   -------------   -------------
    Net Assets..........................  $ 499,409,541   $ 181,789,612   $  61,080,824   $ 407,638,742
                                          =============   =============   =============   =============
    *Cost...............................  $ 461,016,384   $ 151,104,082   $  70,357,504   $ 422,210,034
                                          =============   =============   =============   =============
Class X Shares:
Net Assets..............................  $ 471,052,759   $ 166,639,714   $  57,099,901   $ 376,831,472
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     33,389,625       9,205,266       4,489,635      27,989,342
    Net Asset Value Per Share...........  $       14.11   $       18.10   $       12.72   $       13.46
                                          =============   =============   =============   =============
Class Y Shares:
Net Assets..............................  $  28,356,782   $  15,149,898   $   3,980,923   $  30,807,270
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      2,012,475         840,463         314,610       2,295,835
    Net Asset Value Per Share...........  $       14.09   $       18.03   $       12.65   $       13.42
                                          =============   =============   =============   =============

                                             Capital                        Developing
                                          Opportunities   Global Equity       Growth      Emerging Markets
                                          --------------  --------------  --------------  ----------------
Assets:
Investments in securities, at value*....  $  41,726,604   $ 105,946,567   $  67,429,578     $   9,723,874
Cash....................................       --                10,489        --                 108,843
Receivable for:
  Investments sold......................       --               468,697       2,108,005         --
  Shares of beneficial interest sold....         31,035           9,871          17,248         --
  Dividends.............................          5,969         133,989          12,615             7,605
  Interest/Principal paydowns...........       --              --              --               --
  Foreign withholding taxes reclaimed...       --               147,234        --                     142
Prepaid expenses and other assets.......            538           1,018             565             1,182
                                          -------------   -------------   -------------     -------------
    Total Assets........................     41,764,146     106,717,865      69,568,011         9,841,646
                                          -------------   -------------   -------------     -------------
Liabilities:
Payable for:
  Investments purchased.................       --               137,950       1,019,739         --
  Shares of beneficial interest
   redeemed.............................        182,504         101,418         121,768             4,700
  Compensated forward foreign currency
   contracts............................       --              --              --               --
  Variation margin......................       --              --              --               --
  Distribution fee......................          2,019             846             627         --
  Investment management fee.............         28,204          89,304          29,189            10,650
  Payable to bank.......................       --              --              --               --
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --               --
Accrued expenses and other payables.....         31,649          40,124          38,972            12,517
                                          -------------   -------------   -------------     -------------
    Total Liabilities...................        244,376         369,642       1,210,295            27,867
                                          -------------   -------------   -------------     -------------
    Net Assets..........................  $  41,519,770   $ 106,348,223   $  68,357,716     $   9,813,779
                                          =============   =============   =============     =============
Composition of Net Assets:
Paid-in-capital.........................  $ 137,195,804   $ 115,678,559   $ 118,075,213     $  11,301,367
Accumulated undistributed net investment
 income (net investment loss)...........       (224,411)        318,738        (129,294)          129,675
Accumulated undistributed net realized
 gain (accumulated net realized loss)...    (56,935,906)     (4,719,857)    (47,419,230)         (547,911)
Net unrealized appreciation
 (depreciation).........................    (38,515,717)     (4,929,217)     (2,168,973)       (1,069,352)
                                          -------------   -------------   -------------     -------------
    Net Assets..........................  $  41,519,770   $ 106,348,223   $  68,357,716     $   9,813,779
                                          =============   =============   =============     =============
    *Cost...............................  $  80,242,321   $ 110,891,767   $  69,598,551     $  10,793,243
                                          =============   =============   =============     =============
Class X Shares:
Net Assets..............................  $  32,525,289   $ 102,247,216   $  65,362,002     $   9,813,779
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      4,920,432       8,426,820       4,803,214           978,628
    Net Asset Value Per Share...........  $        6.61   $       12.13   $       13.61     $       10.03
                                          =============   =============   =============     =============
Class Y Shares:
Net Assets..............................  $   8,994,481   $   4,101,007   $   2,995,714         --
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,367,526         339,302         221,255         --
    Net Asset Value Per Share...........  $        6.58   $       12.09   $       13.54         --
                                          =============   =============   =============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                         North
                                        American
                             Money     Government  Diversified   Balanced
                             Market    Securities    Income       Growth      Utilities
                           ----------  ----------  -----------  -----------  ------------
Investment Income:
Income
  Interest...............  $1,863,194   $106,836   $ 1,762,705  $ 1,127,944  $    386,886
  Dividends..............      --         --            10,275      824,109*    1,844,841*
                           ----------   --------   -----------  -----------  ------------
    Total Income.........   1,863,194    106,836     1,772,980    1,952,053     2,231,727
                           ----------   --------   -----------  -----------  ------------
Expenses
  Investment management
   fee...................     469,917     17,969       120,418      370,197       382,965
  Distribution fee
   (Class Y shares)......      38,354     --             7,532       12,663        15,679
  Custodian fees.........       4,781        951        12,362       12,541         8,013
  Professional fees......       9,213      5,247        10,738        8,644         8,021
  Shareholder reports and
   notices...............       2,217        352         3,201        5,416         8,304
  Trustees' fees and
   expenses..............         358     --               112          335           396
  Transfer agent fees and
   expenses..............         250        250           250          250           250
  Other..................         841      2,594         5,872        2,338         1,414
                           ----------   --------   -----------  -----------  ------------
    Total Expenses.......     525,931     27,363       160,485      412,384       425,042
                           ----------   --------   -----------  -----------  ------------
    Net Investment Income
     (Loss)..............   1,337,263     79,473     1,612,495    1,539,669     1,806,685
                           ----------   --------   -----------  -----------  ------------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............      --         --        (2,894,197)   1,043,683   (13,006,575)
  Futures contracts......      --         --           157,069       44,672       --
  Foreign exchange
   transactions..........      --         --           (19,624)     --            --
                           ----------   --------   -----------  -----------  ------------
      Total Gain
       (Loss)............      --         --        (2,756,752)   1,088,355   (13,006,575)
                           ----------   --------   -----------  -----------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............      --           (643)    2,879,778   (8,097,858)   (4,629,758)
  Futures contracts......      --         --           140,820      158,057       --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --         --            (1,202)     --            --
                           ----------   --------   -----------  -----------  ------------
      Net Appreciation
       (Depreciation)....      --           (643)    3,019,396   (7,939,801)   (4,629,758)
                           ----------   --------   -----------  -----------  ------------
      Net Gain (Loss)....      --           (643)      262,644   (6,851,446)  (17,636,333)
                           ----------   --------   -----------  -----------  ------------
Net Increase
 (Decrease)..............  $1,337,263   $ 78,830   $ 1,875,139  $(5,311,777) $(15,829,648)
                           ==========   ========   ===========  ===========  ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $2,470, $16,506, $102,009, $3,242,
      $18,408, $116,427, $519 AND $5,621, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             Dividend    Value-Added                   American        Capital       Global      Developing
                              Growth        Market        Growth     Opportunities  Opportunities    Equity        Growth
                           ------------  ------------  ------------  -------------  -------------  -----------  ------------
Investment Income:
Income
  Interest...............  $     35,482  $     16,876  $     21,431  $    224,883   $      8,798   $    34,573  $     19,684
  Dividends..............     6,359,955*    1,416,204*      304,089     1,636,059*        25,336       917,133*       99,272*
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
    Total Income.........     6,395,437     1,433,080       325,520     1,860,942         34,134       951,706       118,956
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
Expenses
  Investment management
   fee...................     1,657,671       483,752       298,313     1,442,234        215,446       580,407       197,592
  Distribution fee
   (Class Y shares)......        33,179        17,271         5,506        39,835         13,915         5,046         3,828
  Custodian fees.........        20,402        15,045        23,771        36,167          5,900        18,554        27,316
  Professional fees......        10,587         8,912         8,951        10,632          9,613        10,646        10,427
  Shareholder reports and
   notices...............        16,202         7,478         6,487        22,926         12,657         8,109         7,824
  Trustees' fees and
   expenses..............         1,323           556           260         1,418            121           305           254
  Transfer agent fees and
   expenses..............           250           250           250           250            250           250           250
  Other..................         2,015        10,639           636         2,469            643         3,545           759
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
    Total Expenses.......     1,741,629       543,903       344,174     1,555,931        258,545       626,862       248,250
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
    Net Investment Income
     (Loss)..............     4,653,808       889,177       (18,654)      305,011       (224,411)      324,844      (129,294)
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............    (3,685,079)    1,955,428    (6,127,847)  (24,097,217)   (10,151,305)    2,467,675    (7,033,282)
  Futures contracts......       --            --            --          1,720,690        --            --            --
  Foreign exchange
   transactions..........       --            --            --                865        --            (32,308)      --
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
      Total Gain
       (Loss)............    (3,685,079)    1,955,428    (6,127,847)  (22,375,662)   (10,151,305)    2,435,367    (7,033,282)
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............   (17,384,519)  (11,074,641)   (7,965,691)  (22,372,080)   (10,708,357)   (8,560,022)   (5,506,300)
  Futures contracts......       --            --            --            (11,516)       --            --            --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       --            --            --              2,202        --             19,086       --
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
      Net Appreciation
       (Depreciation)....   (17,384,519)  (11,074,641)   (7,965,691)  (22,381,394)   (10,708,357)   (8,540,936)   (5,506,300)
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
      Net Gain (Loss)....   (21,069,598)   (9,119,213)  (14,093,538)  (44,757,056)   (20,859,662)   (6,105,569)  (12,539,582)
                           ------------  ------------  ------------  ------------   ------------   -----------  ------------
Net Increase
 (Decrease)..............  $(16,415,790) $ (8,230,036) $(14,112,192) $(44,452,045)  $(21,084,073)  $(5,780,725) $(12,668,876)
                           ============  ============  ============  ============   ============   ===========  ============

                           Emerging
                           Markets
                           --------
Investment Income:
Income
  Interest...............  $  --
  Dividends..............   215,444*
                           --------
    Total Income.........   215,444
                           --------
Expenses
  Investment management
   fee...................    66,335
  Distribution fee
   (Class Y shares)......     --
  Custodian fees.........     3,674
  Professional fees......     9,562
  Shareholder reports and
   notices...............       924
  Trustees' fees and
   expenses..............     --
  Transfer agent fees and
   expenses..............       250
  Other..................     3,003
                           --------
    Total Expenses.......    83,748
                           --------
    Net Investment Income
     (Loss)..............   131,696
                           --------
Net Realized and
 Unrealized Gain (Loss):
Net realized gain (loss)
 on:
  Investments............   (88,452)
  Futures contracts......     --
  Foreign exchange
   transactions..........    (1,676)
                           --------
      Total Gain
       (Loss)............   (90,128)
                           --------
Net change in unrealized
appreciation/depreciation
 on:
  Investments............   245,096
  Futures contracts......     --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       741
                           --------
      Net Appreciation
       (Depreciation)....   245,837
                           --------
      Net Gain (Loss)....   155,709
                           --------
Net Increase
 (Decrease)..............  $287,405
                           ========

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $2,470, $16,506, $102,009, $3,242,
      $18,408, $116,427, $519 AND $5,621, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets

                                                                                           North American
                                                         Money Market                   Government Securities
                                               ---------------------------------  ---------------------------------
                                                For The Six      For The Year      For The Six      For The Year
                                                Months Ended         Ended         Months Ended         Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $   1,337,263     $   6,424,048    $      79,473     $     268,482
  Net realized gain (loss)...................       --               --                --                      36
  Net change in unrealized
   appreciation/depreciation.................       --               --                    (643)           61,212
                                               -------------     -------------    -------------     -------------
    Net Increase (Decrease)..................      1,337,263         6,424,048           78,830           329,730
                                               -------------     -------------    -------------     -------------

Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................     (1,151,343)       (5,968,867)        (109,455)         (320,415)
  Class Y shares.............................       (185,823)         (455,198)        --               --
Net realized gain
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
Paid-in-capital
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    Total Dividends and Distributions........     (1,337,166)       (6,424,065)        (109,455)         (320,415)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................    (20,724,784)       86,197,737         (487,009)       (1,806,114)
                                               -------------     -------------    -------------     -------------

    Total Increase (Decrease)................    (20,724,687)       86,197,720         (517,634)       (1,796,799)
Net Assets:
Beginning of period..........................    207,145,649       120,947,929        5,879,879         7,676,678
                                               -------------     -------------    -------------     -------------
End of period................................  $ 186,420,962     $ 207,145,649    $   5,362,245     $   5,879,879
                                               =============     =============    =============     =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $         159     $          62          (28,759)    $       1,223
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      Diversified Income                   Balanced Growth             Utilities
                                               ---------------------------------  ---------------------------------  --------------
                                                For The Six      For The Year      For The Six      For The Year      For The Six
                                                Months Ended         Ended         Months Ended         Ended         Months Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001  June 30, 2002
                                               --------------  -----------------  --------------  -----------------  --------------
                                                (UNAUDITED)                        (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $   1,612,495     $   4,913,959    $   1,539,669     $   3,650,214    $   1,806,685
  Net realized gain (loss)...................     (2,756,752)       (4,352,318)       1,088,355        (6,018,525)     (13,006,575)
  Net change in unrealized
   appreciation/depreciation.................      3,019,396        (3,385,570)      (7,939,801)        3,585,643       (4,629,758)
                                               -------------     -------------    -------------     -------------    -------------
    Net Increase (Decrease)..................      1,875,139        (2,823,929)      (5,311,777)        1,217,332      (15,829,648)
                                               -------------     -------------    -------------     -------------    -------------

Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................     (1,686,790)       (3,584,851)      (1,466,767)       (3,520,286)      (1,572,491)
  Class Y shares.............................       (192,659)         (120,962)        (131,399)         (150,033)        (182,601)
Net realized gain
  Class X shares.............................       --               --                --               --                --
  Class Y shares.............................       --               --                --               --                --
Paid-in-capital
  Class X shares.............................       --                (822,504)        --               --                --
  Class Y shares.............................       --                 (27,753)        --               --                --
                                               -------------     -------------    -------------     -------------    -------------
    Total Dividends and Distributions........     (1,879,449)       (4,556,070)      (1,598,166)       (3,670,319)      (1,755,092)
                                               -------------     -------------    -------------     -------------    -------------

Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................      1,498,236        (2,060,952)      (1,549,429)        4,551,542      (10,861,674)
                                               -------------     -------------    -------------     -------------    -------------

    Total Increase (Decrease)................      1,493,926        (9,440,951)      (8,459,372)        2,098,555      (28,446,414)
Net Assets:
Beginning of period..........................     60,604,003        70,044,954      124,465,030       122,366,475      131,435,505
                                               -------------     -------------    -------------     -------------    -------------
End of period................................  $  62,097,929     $  60,604,003    $ 116,005,658     $ 124,465,030    $ 102,989,091
                                               =============     =============    =============     =============    =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $    (961,677)    $    (694,723)   $     (71,508)    $     (13,011)   $      44,438
                                               =============     =============    =============     =============    =============

                                                   Utilities
                                               -----------------
                                                 For The Year
                                                     Ended
                                               December 31, 2001
                                               -----------------

Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............    $   3,453,932
  Net realized gain (loss)...................      (20,470,833)
  Net change in unrealized
   appreciation/depreciation.................      (32,478,677)
                                                 -------------
    Net Increase (Decrease)..................      (49,495,578)
                                                 -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................       (3,259,412)
  Class Y shares.............................         (234,095)
Net realized gain
  Class X shares.............................       (3,115,319)
  Class Y shares.............................         (223,194)
Paid-in-capital
  Class X shares.............................        --
  Class Y shares.............................        --
                                                 -------------
    Total Dividends and Distributions........       (6,832,020)
                                                 -------------
Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................      (14,220,570)
                                                 -------------
    Total Increase (Decrease)................      (70,548,168)
Net Assets:
Beginning of period..........................      201,983,673
                                                 -------------
End of period................................    $ 131,435,505
                                                 =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................    $      (7,155)
                                                 =============

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                        Dividend Growth                  Value-Added Market
                                               ---------------------------------  ---------------------------------
                                                For The Six      For The Year      For The Six      For The Year
                                                Months Ended         Ended         Months Ended         Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $   4,653,808     $  10,553,083    $     889,177     $   2,101,779
  Net realized gain (loss)...................     (3,685,079)      (41,196,110)       1,955,428          (637,563)
  Net change in unrealized
   appreciation/depreciation.................    (17,384,519)       (3,965,420)     (11,074,641)       (5,259,173)
                                               -------------     -------------    -------------     -------------
    Net Increase (Decrease)..................    (16,415,790)      (34,608,447)      (8,230,036)       (3,794,957)
                                               -------------     -------------    -------------     -------------

Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................     (4,435,530)      (10,319,773)      (1,937,562)       (1,701,977)
  Class Y shares.............................       (217,682)         (233,284)        (163,395)          (44,343)
Net realized gain
  Class X shares.............................       --               --                --             (10,102,756)
  Class Y shares.............................       --               --                --                (264,950)
                                               -------------     -------------    -------------     -------------
    Total Dividends and Distributions........     (4,653,212)      (10,553,057)      (2,100,957)      (12,114,026)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................    (29,861,125)      (26,747,531)        (745,838)       20,998,125
                                               -------------     -------------    -------------     -------------

    Total Increase (Decrease)................    (50,930,127)      (71,909,035)     (11,076,831)        5,089,142
Net Assets:
Beginning of period..........................    550,339,668       622,248,703      192,866,443       187,777,301
                                               -------------     -------------    -------------     -------------
End of period................................  $ 499,409,541     $ 550,339,668    $ 181,789,612     $ 192,866,443
                                               =============     =============    =============     =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $         622     $          26    $     889,436     $   2,101,216
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                            Growth                     American Opportunities
                                               ---------------------------------  ---------------------------------
                                                For The Six      For The Year      For The Six      For The Year
                                                Months Ended         Ended         Months Ended         Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $     (18,654)    $     (52,670)   $     305,011     $   2,661,336
  Net realized gain (loss)...................     (6,127,847)      (17,176,498)     (22,375,662)     (190,965,307)
  Net change in unrealized
   appreciation/depreciation.................     (7,965,691)       (3,560,062)     (22,381,394)      (54,528,081)
                                               -------------     -------------    -------------     -------------
    Net Increase (Decrease)..................    (14,112,192)      (20,789,230)     (44,452,045)     (242,832,052)
                                               -------------     -------------    -------------     -------------

Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................       --               --              (2,513,231)       (1,435,727)
  Class Y shares.............................       --               --                (147,685)          (55,819)
Net realized gain
  Class X shares.............................       --              (5,952,539)        --            (147,429,966)
  Class Y shares.............................       --                (225,786)        --              (6,450,620)
                                               -------------     -------------    -------------     -------------
    Total Dividends and Distributions........       --              (6,178,325)      (2,660,916)     (155,372,132)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................     (9,286,532)      (23,997,827)     (39,028,050)       45,082,641
                                               -------------     -------------    -------------     -------------

    Total Increase (Decrease)................    (23,398,724)      (50,965,382)     (86,141,011)     (353,121,543)
Net Assets:
Beginning of period..........................     84,479,548       135,444,930      493,779,753       846,901,296
                                               -------------     -------------    -------------     -------------
End of period................................  $  61,080,824     $  84,479,548    $ 407,638,742     $ 493,779,753
                                               =============     =============    =============     =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $     (18,654)        --           $     305,000     $   2,660,905
                                               =============     =============    =============     =============

                                                     Capital Opportunities                  Global Equity
                                               ---------------------------------  ---------------------------------
                                                For The Six      For The Year      For The Six      For The Year
                                                Months Ended         Ended         Months Ended         Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $    (224,411)    $    (529,528)   $     324,844     $     391,789
  Net realized gain (loss)...................    (10,151,305)      (39,078,615)       2,435,367        (7,067,809)
  Net change in unrealized
   appreciation/depreciation.................    (10,708,357)       (5,424,842)      (8,540,936)      (22,260,315)
                                               -------------     -------------    -------------     -------------
    Net Increase (Decrease)..................    (21,084,073)      (45,032,985)      (5,780,725)      (28,936,335)
                                               -------------     -------------    -------------     -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................       --               --                 (80,155)         (987,392)
  Class Y shares.............................       --               --                --                 (19,263)
Net realized gain
  Class X shares.............................       --               --                --             (13,996,765)
  Class Y shares.............................       --               --                --                (279,401)
                                               -------------     -------------    -------------     -------------
    Total Dividends and Distributions........       --               --                 (80,155)      (15,282,821)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................     (4,294,915)       (9,954,181)     (10,362,766)       (5,615,209)
                                               -------------     -------------    -------------     -------------
    Total Increase (Decrease)................    (25,378,988)      (54,987,166)     (16,223,646)      (49,834,365)
Net Assets:
Beginning of period..........................     66,898,758       121,885,924      122,571,869       172,406,234
                                               -------------     -------------    -------------     -------------
End of period................................  $  41,519,770     $  66,898,758    $ 106,348,223     $ 122,571,869
                                               =============     =============    =============     =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $    (224,411)        --           $     318,738     $      74,049
                                               =============     =============    =============     =============

Morgan Stanley Select Dimensions Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                       Developing Growth                  Emerging Markets
                                               ---------------------------------  ---------------------------------
                                                For The Six      For The Year      For The Six      For The Year
                                                Months Ended         Ended         Months Ended         Ended
                                               June 30, 2002   December 31, 2001  June 30, 2002   December 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............  $    (129,294)    $     (64,807)   $     131,696     $     182,219
  Net realized gain (loss)...................     (7,033,282)      (39,736,895)         (90,128)         (264,670)
  Net change in unrealized
   appreciation/depreciation.................     (5,506,300)        3,402,756          245,837          (439,652)
                                               -------------     -------------    -------------     -------------
    Net Increase (Decrease)..................    (12,668,876)      (36,398,946)         287,405          (522,103)
                                               -------------     -------------    -------------     -------------

Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X shares.............................       --              (1,094,843)        (183,638)        --
  Class Y shares.............................       --                 (26,859)        --               --
Net realized gain
  Class X shares.............................       --             (17,180,796)        --               --
  Class Y shares.............................       --                (435,878)        --               --
                                               -------------     -------------    -------------     -------------
    Total Dividends and Distributions........       --             (18,738,376)        (183,638)        --
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of
 beneficial interest.........................     (7,459,665)         (732,345)        (754,828)       (2,235,744)
                                               -------------     -------------    -------------     -------------

    Total Increase (Decrease)................    (20,128,541)      (55,869,667)        (651,061)       (2,757,847)
Net Assets:
Beginning of period..........................     88,486,257       144,355,924       10,464,840        13,222,687
                                               -------------     -------------    -------------     -------------
End of period................................  $  68,357,716     $  88,486,257    $   9,813,779     $  10,464,840
                                               =============     =============    =============     =============
Accumulated Undistributed Net Investment
 Income
 (Net Investment Loss).......................  $    (129,294)        --           $     129,675     $     181,617
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                               NORTH AMERICAN
                                        MONEY MARKET                       GOVERNMENT SECURITIES
                           --------------------------------------  --------------------------------------
                             FOR THE SIX         FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED            MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
                             (UNAUDITED)                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................      34,939,462         156,518,594             6,918               33,141
Reinvestment of dividends
 and distributions.......       1,151,343           5,968,867            10,902               31,714
Redeemed.................     (58,352,700)       (104,805,157)          (66,178)            (242,897)
                             ------------       -------------         ---------          -----------
NET INCREASE (DECREASE) -
 CLASS X.................     (22,261,895)         57,682,304           (48,358)            (178,042)
                             ============       =============         =========          ===========
AMOUNT
Sold.....................    $ 34,939,462       $ 156,518,594         $  69,511          $   336,233
Reinvestment of dividends
 and distributions.......       1,151,343           5,968,867           109,456              320,415
Redeemed.................     (58,352,700)       (104,805,157)         (665,976)          (2,462,762)
                             ------------       -------------         ---------          -----------
NET INCREASE (DECREASE) -
 CLASS X.................    $(22,261,895)      $  57,682,304         $(487,009)         $(1,806,114)
                             ============       =============         =========          ===========
CLASS Y SHARES
SHARES
Sold.....................      17,449,960          41,730,692           --                 --
Reinvestment of dividends
 and distributions.......         185,825             455,198           --                 --
Redeemed.................     (16,098,674)        (13,670,457)          --                 --
                             ------------       -------------         ---------          -----------
NET INCREASE - CLASS Y...       1,537,111          28,515,433           --                 --
                             ============       =============         =========          ===========
AMOUNT
Sold.....................    $ 17,449,960       $  41,730,692           --                 --
Reinvestment of dividends
 and distributions.......         185,825             455,198           --                 --
Redeemed.................     (16,098,674)        (13,670,457)          --                 --
                             ------------       -------------         ---------          -----------
NET INCREASE - CLASS Y...    $  1,537,111       $  28,515,433           --                 --
                             ============       =============         =========          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                     DIVERSIFIED INCOME                       BALANCED GROWTH
                           --------------------------------------  --------------------------------------
                             FOR THE SIX         FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED            MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
                             (UNAUDITED)                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................        421,951            1,056,505             332,081           1,005,857
Reinvestment of dividends
 and distributions.......        244,168              600,798             102,447             242,190
Redeemed.................     (1,113,186)          (2,411,769)           (774,206)         (1,430,042)
                             -----------         ------------        ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................       (447,067)            (754,466)           (339,678)           (181,995)
                             ===========         ============        ============        ============
AMOUNT
Sold.....................    $ 2,927,403         $  7,955,121        $  4,863,040        $ 15,076,205
Reinvestment of dividends
 and distributions.......      1,686,790            4,407,355           1,466,767           3,520,286
Redeemed.................     (7,725,152)         (17,914,208)        (11,284,506)        (21,226,722)
                             -----------         ------------        ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................    $(3,110,959)        $ (5,551,732)       $ (4,954,699)       $ (2,630,231)
                             ===========         ============        ============        ============
CLASS Y SHARES
SHARES
Sold.....................        709,802              544,086             275,910             555,827
Reinvestment of dividends
 and distributions.......         27,926               20,615               9,226              10,376
Redeemed.................        (71,187)             (88,453)            (52,118)            (84,095)
                             -----------         ------------        ------------        ------------
NET INCREASE - CLASS Y...        666,541              476,248             233,018             482,108
                             ===========         ============        ============        ============
AMOUNT
Sold.....................    $ 4,908,643         $  3,986,133        $  4,031,747        $  8,237,986
Reinvestment of dividends
 and distributions.......        192,659              148,715             131,399             150,033
Redeemed.................       (492,107)            (644,068)           (757,876)         (1,206,246)
                             -----------         ------------        ------------        ------------
NET INCREASE - CLASS Y...    $ 4,609,195         $  3,490,780        $  3,405,270        $  7,181,773
                             ===========         ============        ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                         UTILITIES                            DIVIDEND GROWTH
                           --------------------------------------  --------------------------------------
                             FOR THE SIX         FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED            MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
                             (UNAUDITED)                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................         143,736             512,332             808,784           3,428,466
Reinvestment of dividends
 and distributions.......         100,341             330,721             301,586             697,138
Redeemed.................      (1,013,630)         (2,073,951)         (3,593,249)         (7,340,562)
                             ------------        ------------        ------------       -------------
NET INCREASE (DECREASE) -
 CLASS X.................        (769,553)         (1,230,898)         (2,482,879)         (3,214,958)
                             ============        ============        ============       =============
AMOUNT
Sold.....................    $  2,312,492        $ 10,522,586        $ 12,123,620       $  53,069,189
Reinvestment of dividends
 and distributions.......       1,572,491           6,374,731           4,435,530          10,319,773
Redeemed.................     (16,216,238)        (41,492,208)        (53,529,600)       (110,968,214)
                             ------------        ------------        ------------       -------------
NET INCREASE (DECREASE) -
 CLASS X.................    $(12,331,255)       $(24,594,891)       $(36,970,450)      $ (47,579,252)
                             ============        ============        ============       =============
CLASS Y SHARES
SHARES
Sold.....................         166,945             640,246             661,946           1,522,930
Reinvestment of dividends
 and distributions.......          11,695              24,017              14,870              15,972
Redeemed.................         (88,953)           (163,471)           (202,424)           (176,332)
                             ------------        ------------        ------------       -------------
NET INCREASE - CLASS Y...          89,687             500,792             474,392           1,362,570
                             ============        ============        ============       =============
AMOUNT
Sold.....................    $  2,700,910        $ 12,913,794        $  9,862,175       $  23,172,501
Reinvestment of dividends
 and distributions.......         182,601             457,289             217,682             233,284
Redeemed.................      (1,413,930)         (2,996,762)         (2,970,532)         (2,574,064)
                             ------------        ------------        ------------       -------------
NET INCREASE - CLASS Y...    $  1,469,581        $ 10,374,321        $  7,109,325       $  20,831,721
                             ============        ============        ============       =============

                                     VALUE-ADDED MARKET
                           --------------------------------------
                             FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------
                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................         462,482           1,789,225
Reinvestment of dividends
 and distributions.......         107,048             600,444
Redeemed.................        (874,979)         (1,887,319)
                             ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................        (305,449)            502,350
                             ============        ============
AMOUNT
Sold.....................    $  8,992,264        $ 35,010,961
Reinvestment of dividends
 and distributions.......       1,937,562          11,804,733
Redeemed.................     (16,794,427)        (36,103,441)
                             ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................    $ (5,864,601)       $ 10,712,253
                             ============        ============
CLASS Y SHARES
SHARES
Sold.....................         361,445             580,496
Reinvestment of dividends
 and distributions.......           9,062              15,772
Redeemed.................        (106,669)            (62,584)
                             ------------        ------------
NET INCREASE - CLASS Y...         263,838             533,684
                             ============        ============
AMOUNT
Sold.....................    $  6,965,508        $ 11,095,603
Reinvestment of dividends
 and distributions.......         163,395             309,293
Redeemed.................      (2,010,140)         (1,119,024)
                             ------------        ------------
NET INCREASE - CLASS Y...    $  5,118,763        $ 10,285,872
                             ============        ============

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                           GROWTH                          AMERICAN OPPORTUNITIES
                           --------------------------------------  --------------------------------------
                             FOR THE SIX         FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED            MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
                             (UNAUDITED)                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................         186,149             565,902             602,281           1,497,080
Reinvestment of dividends
 and distributions.......        --                   365,635             186,580           8,989,474
Redeemed.................        (871,892)         (2,599,271)         (3,684,713)         (8,754,078)
                             ------------        ------------        ------------       -------------
NET INCREASE (DECREASE) -
 CLASS X.................        (685,743)         (1,667,734)         (2,895,852)          1,732,476
                             ============        ============        ============       =============
AMOUNT
Sold.....................    $  2,698,375        $  9,604,602        $  8,854,170       $  29,649,691
Reinvestment of dividends
 and distributions.......        --                 5,952,539           2,513,231         148,865,693
Redeemed.................     (12,451,198)        (42,212,254)        (53,855,080)       (163,483,385)
                             ------------        ------------        ------------       -------------
NET INCREASE (DECREASE) -
 CLASS X.................    $ (9,752,823)       $(26,655,113)       $(42,487,679)      $  15,031,999
                             ============        ============        ============       =============
CLASS Y SHARES
SHARES
Sold.....................          86,245             250,842             482,239           1,546,786
Reinvestment of dividends
 and distributions.......        --                    13,912              10,997             394,091
Redeemed.................         (55,954)           (111,163)           (257,910)           (368,371)
                             ------------        ------------        ------------       -------------
NET INCREASE - CLASS Y...          30,291             153,591             235,326           1,572,506
                             ============        ============        ============       =============
AMOUNT
Sold.....................    $  1,247,642        $  4,141,111        $  7,061,883       $  29,703,694
Reinvestment of dividends
 and distributions.......        --                   225,786             147,685           6,506,439
Redeemed.................        (781,351)         (1,709,611)         (3,749,939)         (6,159,491)
                             ------------        ------------        ------------       -------------
NET INCREASE - CLASS Y...    $    466,291        $  2,657,286        $  3,459,629       $  30,050,642
                             ============        ============        ============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                   CAPITAL OPPORTUNITIES                       GLOBAL EQUITY
                           --------------------------------------  --------------------------------------
                             FOR THE SIX         FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                             MONTHS ENDED           ENDED            MONTHS ENDED           ENDED
                            JUNE 30, 2002     DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           ----------------  --------------------  ----------------  --------------------
                             (UNAUDITED)                             (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................        293,285            1,121,163             167,607             506,603
Reinvestment of dividends
 and distributions.......       --                  --                      6,608           1,077,998
Redeemed.................     (1,040,704)          (3,057,558)         (1,032,238)         (2,239,530)
                             -----------         ------------        ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................       (747,419)          (1,936,395)           (858,023)           (654,929)
                             ===========         ============        ============        ============
AMOUNT
Sold.....................    $ 2,590,674         $ 13,079,396        $  2,127,378        $  7,476,151
Reinvestment of dividends
 and distributions.......       --                  --                     80,155          14,984,157
Redeemed.................     (8,745,361)         (32,484,240)        (13,069,025)        (31,729,129)
                             -----------         ------------        ------------        ------------
NET INCREASE (DECREASE) -
 CLASS X.................    $(6,154,687)        $(19,404,844)       $(10,861,492)       $ (9,268,821)
                             ===========         ============        ============        ============
CLASS Y SHARES
SHARES
Sold.....................        429,526            1,072,476              71,351             255,806
Reinvestment of dividends
 and distributions.......       --                  --                   --                    21,533
Redeemed.................       (231,918)            (221,119)            (32,114)            (28,508)
                             -----------         ------------        ------------        ------------
NET INCREASE - CLASS Y...        197,608              851,357              39,237             248,831
                             ===========         ============        ============        ============
AMOUNT
Sold.....................    $ 3,730,754         $ 11,667,034        $    903,318        $  3,748,674
Reinvestment of dividends
 and distributions.......       --                  --                   --                   298,664
Redeemed.................     (1,870,982)          (2,216,371)           (404,592)           (393,726)
                             -----------         ------------        ------------        ------------
NET INCREASE - CLASS Y...    $ 1,859,772         $  9,450,663        $    498,726        $  3,653,612
                             ===========         ============        ============        ============

                                    DEVELOPING GROWTH                       EMERGING MARKETS
                           ------------------------------------  --------------------------------------
                            FOR THE SIX        FOR THE YEAR        FOR THE SIX         FOR THE YEAR
                            MONTHS ENDED          ENDED            MONTHS ENDED           ENDED
                           JUNE 30, 2002    DECEMBER 31, 2001     JUNE 30, 2002     DECEMBER 31, 2001
                           --------------  --------------------  ----------------  --------------------
                            (UNAUDITED)                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold.....................        147,325            455,150             11,205              21,989
Reinvestment of dividends
 and distributions.......       --                1,031,939             18,309           --
Redeemed.................       (684,705)        (1,648,382)           (99,914)           (250,668)
                            ------------       ------------        -----------         -----------
NET INCREASE (DECREASE) -
 CLASS X.................       (537,380)          (161,293)           (70,400)           (228,679)
                            ============       ============        ===========         ===========
AMOUNT
Sold.....................   $  2,228,714       $  8,918,074        $   118,090         $   214,675
Reinvestment of dividends
 and distributions.......       --               18,275,639            183,639           --
Redeemed.................    (10,211,160)       (30,296,517)        (1,056,557)         (2,450,419)
                            ------------       ------------        -----------         -----------
NET INCREASE (DECREASE) -
 CLASS X.................   $ (7,982,446)      $ (3,102,804)       $  (754,828)        $(2,235,744)
                            ============       ============        ===========         ===========
CLASS Y SHARES
SHARES
Sold.....................         57,394            146,806           --                 --
Reinvestment of dividends
 and distributions.......       --                   26,202           --                 --
Redeemed.................        (22,528)           (52,885)          --                 --
                            ------------       ------------        -----------         -----------
NET INCREASE - CLASS Y...         34,866            120,123           --                 --
                            ============       ============        ===========         ===========
AMOUNT
Sold.....................   $    852,292       $  2,877,661           --                 --
Reinvestment of dividends
 and distributions.......       --                  462,738           --                 --
Redeemed.................       (329,511)          (969,940)          --                 --
                            ------------       ------------        -----------         -----------
NET INCREASE - CLASS Y...   $    522,781       $  2,370,459           --                 --
                            ============       ============        ===========         ===========

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
North American Government   Seeks to earn a high level of current income while
        Securities          maintaining relatively low volatility of principal
                            by primarily investing in investment grade fixed
                            income securities issued or guaranteed by the
                            U.S., Canadian or Mexican governments.
    Diversified Income      Seeks, as a primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, to maximize total return, but only to
                            the extent consistent with its primary objective,
                            by equally allocating its assets among three
                            separate groupings of fixed income securities.
     Balanced Growth        Seeks to achieve capital growth with reasonable
                            current income by investing primarily in common
                            stock of companies which have a record of paying
                            dividends and have the potential for increasing
                            dividends, investment grade corporate debt
                            securities, asset-backed securities and U.S.
                            government securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies in the utilities industry.

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stock of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
    Value-Added Market      Seeks to achieve a high level of total return on
                            its assets through a combination of capital
                            appreciation and current income by investing, on
                            an equally-weighted basis, in a diversified
                            portfolio of common stocks of the companies which
                            are represented in the Standard & Poor's 500
                            Composite Stock Price Index.
          Growth            Seeks long-term growth of capital by investing
                            primarily in common stocks and securities
                            convertible into common stocks issued by domestic
                            and foreign companies.
  American Opportunities    Seeks long-term capital growth consistent with an
                            effort to reduce volatility by investing
                            principally in common stock of companies in
                            industries which, at the time of the investment,
                            are believed to have attractive earnings
                            potential.
  Capital Opportunities*    Seeks long-term capital growth by investing
                            primarily in equity securities of medium- sized
                            companies with market capitalization's within the
                            capitalization range of companies comprising the
                            Standard & Poor's Mid-Cap 400 Index.
      Global Equity         Seeks to obtain total return on its assets
                            primarily through long-term capital growth and, to
                            a lesser extent, from income, through investments
                            in equity securities of companies located in
                            various countries around the world.
    Developing Growth       Seeks long-term capital growth by investing
                            primarily in equity securities of smaller and
                            medium-sized companies that have the potential for
                            growing more rapidly than the economy.
     Emerging Markets       Seeks long-term capital appreciation by investing
                            primarily in equity securities of companies in
                            emerging markets.

* Formerly Mid-Cap Equity (the Portfolio's name changed effective May 1, 2002).

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), or (in the case of the North American Government Securities, Capital Opportunities and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted and premiums are amortized over the life of the respective securities.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios (except for North American Government Securities, Capital Opportunities and Emerging Markets), along with other affiliated entities managed by the Investment

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

J. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                             ANNUAL
PORTFOLIO                                     RATE
---------                             --------------------
Money Market........................          0.50%
North American Government
 Securities.........................          0.65
Diversified Income..................          0.40
Balanced Growth.....................          0.60
Utilities...........................          0.65
Dividend Growth.....................       *
Value-Added Market..................          0.50
                                             ANNUAL
PORTFOLIO                                     RATE
---------                             --------------------
Growth..............................          0.80%
American Opportunities..............       **
Capital Opportunities...............          0.75
Global Equity.......................          1.00
Developing Growth...................          0.50
Emerging Markets....................          1.25

------------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
 ** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

Under Sub-Advisory Agreements between MSIM and the Investment Manager and TCW and the Investment Manager, MSIM provides Growth and TCW provides North American Government Securities, Capital Opportunities, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSIM and TCW monthly compensation equal to 40% of its monthly compensation.

On April 25, 2002, the Board of Trustees of the Fund determined to terminate the Sub-Advisory Agreement of Capital Opportunities. Therefore, effective on or about October 1, 2002, the Investment Manager will assume direct responsibility for investment of the Portfolio.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2002 were as follows:

                                       U.S. GOVERNMENT SECURITIES                 OTHER
                                      -----------------------------  --------------------------------
                                       PURCHASES   SALES/MATURITIES    PURCHASES     SALES/MATURITIES
                                      -----------  ----------------  --------------  ----------------
Money Market........................  $77,565,984    $89,068,915      $673,529,380     $684,550,000
North American Government
 Securities.........................      --            --                --              1,045,604
Diversified Income..................   11,325,572     13,820,543         7,739,861        9,115,070
Balanced Growth.....................    7,080,531       --              57,464,433       67,019,137
Utilities...........................    2,149,550      1,976,138        31,222,630       44,764,676
Dividend Growth.....................      --            --              55,445,540       83,157,152
Value-Added Market..................      --            --              11,843,866       12,229,729
Growth..............................      --            --              34,228,957       44,915,207
American Opportunities..............   12,033,328       --             708,230,829      765,910,840
Capital Opportunities...............      --            --               1,813,906        6,112,560
Global Equity.......................      --            --              32,788,011       39,343,880
Developing Growth...................      --            --             104,242,220      110,946,355
Emerging Markets....................      --            --                 633,409          943,758

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $86,120.

Included in the receivable for investments sold at June 30, 2002 for Utilities, American Opportunities, Dividend Growth, Global Equity and Growth are $736,794, $3,478,357, $2,330,761, $467,441 and $1,034,450, respectively for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor.

Included in the payable for investments purchased at June 30, 2002 for American Opportunities, Dividend Growth, Global Equity and Growth are $8,789,716, $382,950, $137,950 and $245,469, respectively for unsettled trades with Morgan Stanley & Co., Inc.

For the six months ended June 30, 2002, the following Portfolios incurred brokerage commissions with MSDW for executed portfolio transactions:

BALANCED             DIVIDEND    AMERICAN        CAPITAL
 GROWTH   UTILITIES   GROWTH   OPPORTUNITIES  OPPORTUNITIES
--------  ---------  --------  -------------  -------------
 $2,295    $1,350    $10,170      $3,227           $655
 ======    ======    =======      ======           ====

For the six months ended June 30, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED             DIVIDEND            AMERICAN     GLOBAL   DEVELOPING
 GROWTH   UTILITIES   GROWTH   GROWTH  OPPORTUNITIES  EQUITY     GROWTH
--------  ---------  --------  ------  -------------  -------  ----------
$12,708    $25,200   $42,764   $5,056    $195,426     $22,090    $4,185
=======    =======   =======   ======    ========     =======    ======

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                          (AMOUNTS IN THOUSANDS)
                                      ---------------------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,        2004        2005     2006  2007   2008      2009     TOTAL
------------------------------------  ----------  ----------  ----  ----  -------  --------  --------
North American Government
 Securities.........................  $       8   $       2   $  4  $ 28  $    21  $     14  $     77
Diversified Income..................     --          --        153   941    1,681     2,700     5,475
Balanced Growth.....................     --          --        --    --       837        66       903
Utilities...........................     --          --        --    --     --       20,813    20,813
Dividend Growth.....................     --          --        --    --    83,533    21,046   104,579
Value-Added Market..................     --          --        --    --     --          637       637
Growth..............................     --          --        --    --     --       15,104    15,104
American Opportunities..............     --          --        --    --     --      209,616   209,616
Capital Opportunities...............     --          --        --    --       937    42,667    43,604
Global Equity.......................     --          --        --    --     --        6,731     6,731
Developing Growth...................     --          --        --    --     --       39,247    39,247
Emerging Markets....................     --          --        179   --     --          275       454

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001: North American Government Securities -- $6,000; Diversified Income -- $279,000; Balance Growth -- $5,736,000; Utilities -- $467,000; Dividend Growth -- $18,935,000; Growth --
$2,524,000; American Opportunities -- $1,438,000; Capital Opportunities -- $3,178,000; Global Equity -- $431,000; and Developing Growth -- $947,000.

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary book/tax differences were as follows:

                                        POST-         LOSS
                                       OCTOBER   DEFERRALS FROM
                                       LOSSES      WASH SALES
                                      ---------  --------------
North American Government
 Securities.........................        -
Diversified Income..................        -              -
Balanced Growth.....................        -              -
Utilities...........................        -
Dividend Growth.....................        -              -
Value-Added Market..................                       -
Growth..............................        -              -
American Opportunities..............        -              -
Capital Opportunities...............        -              -
Global Equity.......................        -
Developing Growth...................        -              -
Emerging Markets....................                       -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward contracts and interest on bonds in default and Global Equity had temporary differences attributable to the mark-to-market of passive foreign investment companies held by the Portfolio.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2002, Diversified Income and Global Equity had outstanding forward contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

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Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2002, Balanced Growth and Diversified Income had outstanding futures contracts.

At June 30, 2002, Emerging Market's cash balance consisted principally of interest bearing deposits with JP Morgan Chase, the Portfolio's custodian.

7. PORTFOLIO LIQUIDATIONS
North American Government Securities and Emerging Markets -- On April 5, 2002, the Fund's Board of Trustees has recommended the liquidation of each Portfolio. The liquidations are subject to approval of each Portfolio's shareholders at a meeting to be held August 20, 2002. If approved, the liquidation will occur on or about September 23, 2002. The value of the respective Portfolio shares will be transferred to the Money Market Portfolio.

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Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1997....................         $ 1.00               $0.05               --                  $ 0.05             $(0.05)
1998....................           1.00                0.05               --                    0.05              (0.05)
1999....................           1.00                0.05               --                    0.05              (0.05)
2000(a).................           1.00                0.06*              --                    0.06              (0.06)
2001....................           1.00                0.04*              --                    0.04              (0.04)
2002(d).................           1.00                0.01*              --                    0.01              (0.01)
CLASS Y SHARES
2000(b).................           1.00                0.03*              --                    0.03              (0.03)
2001....................           1.00                0.04*              --                    0.04              (0.04)
2002(d).................           1.00                0.01*              --                    0.01              (0.01)
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................          10.09                0.48               $ 0.09                0.57              (0.49)
1998....................          10.17                0.46                (0.03)               0.43              (0.45)
1999....................          10.15                0.47                (0.13)               0.34              (0.46)
2000(a).................          10.03                0.55*                0.10                0.65              (0.60)
2001....................          10.08                0.43*                0.06                0.49              (0.49)
2002(d).................          10.08                0.14*              --                    0.14              (0.20)
DIVERSIFIED INCOME
CLASS X SHARES
1997....................          10.32                0.80                 0.02                0.82              (0.83)
1998....................          10.29                0.79                (0.37)               0.42              (0.77)
1999....................           9.93                0.78                (0.96)              (0.18)             (0.77)
2000(a).................           8.96                0.76*               (1.15)              (0.39)             (0.65)
2001....................           7.83                0.56*               (0.88)              (0.32)             (0.42)
2002(d).................           6.99                0.19*                0.03                0.22              (0.22)
CLASS Y SHARES
2000(b).................           8.58                0.33*               (0.73)              (0.40)             (0.33)
2001....................           7.81                0.52*               (0.86)              (0.34)             (0.41)
2002(d).................           6.97                0.18*               (0.01)               0.19              (0.21)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1997....................           --                    $(0.05)           $ 1.00            5.21%         $ 84,045
1998....................           --                     (0.05)             1.00            5.16           120,185
1999....................           --                     (0.05)             1.00            4.78           135,675
2000(a).................           --                     (0.06)             1.00            5.98           118,274
2001....................           --                     (0.04)             1.00            3.88           175,957
2002(d).................           --                     (0.01)             1.00            0.72(1)        153,695
CLASS Y SHARES
2000(b).................           --                     (0.03)             1.00            2.58(1)          2,673
2001....................           --                     (0.04)             1.00            3.62            31,189
2002(d).................           --                     (0.01)             1.00            0.60(1)         32,726
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................           --                     (0.49)            10.17            5.91             5,091
1998....................           --                     (0.45)            10.15            4.28             8,389
1999....................           --                     (0.46)            10.03            3.40             9,421
2000(a).................           --                     (0.60)            10.08            6.66             7,677
2001....................           --                     (0.49)            10.08            4.91             5,880
2002(d).................           --                     (0.20)            10.02            1.39(1)          5,362
DIVERSIFIED INCOME
CLASS X SHARES
1997....................           $(0.02)                (0.85)            10.29            8.32            62,287
1998....................            (0.01)                (0.78)             9.93            4.22            93,991
1999....................            (0.02)++              (0.79)             8.96           (1.83)           86,270
2000(a).................            (0.09)++              (0.74)             7.83           (4.74)           69,443
2001....................            (0.10)++              (0.52)             6.99           (4.06)           56,745
2002(d).................           --                     (0.22)             6.99            3.02(1)         53,624
CLASS Y SHARES
2000(b).................            (0.04)++              (0.37)             7.81           (4.68)(1)           602
2001....................            (0.09)++              (0.50)             6.97           (4.41)            3,859
2002(d).................           --                     (0.21)             6.95            3.05(1)          8,474

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
MONEY MARKET
CLASS X SHARES
1997....................     0.55%              5.08%              N/A
1998....................     0.55               5.02               N/A
1999....................     0.54               4.67               N/A
2000(a).................     0.55               5.80               N/A
2001....................     0.52               3.63               N/A
2002(d).................     0.52(2)            1.46(2)            N/A
CLASS Y SHARES
2000(b).................     0.80(2)            5.55(2)            N/A
2001....................     0.77               3.38               N/A
2002(d).................     0.77(2)            1.21(2)            N/A
NORTH AMERICAN GOVERNMEN
CLASS X SHARES
1997....................     1.26               4.75                27%
1998....................     1.15               4.52                51
1999....................     1.01               4.60                53
2000(a).................     1.00               5.38             --
2001....................     1.17               4.01                48
2002(d).................     0.99(2)            2.87(2)          --   (1)
DIVERSIFIED INCOME
CLASS X SHARES
1997....................     0.55               8.09               110
1998....................     0.49               7.92               111
1999....................     0.48               8.31                69
2000(a).................     0.47               8.92                33
2001....................     0.49               7.48               114
2002(d).................     0.51(2)            5.38(2)             36(1)
CLASS Y SHARES
2000(b).................     0.72(2)            9.23(2)             33
2001....................     0.74               7.23               114
2002(d).................     0.76(2)            5.13(2)             36(1)

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED


                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
BALANCED GROWTH
CLASS X SHARES
1997....................         $13.07               $0.29               $ 2.01              $ 2.30             $(0.30)
1998....................          15.03                0.44                 1.68                2.12              (0.43)
1999....................          16.38                0.48                 0.15                0.63              (0.48)
2000(a).................          14.63                0.47*                0.42                0.89              (0.51)
2001....................          14.90                0.44*               (0.28)               0.16              (0.44)
2002(d).................          14.62                0.18*               (0.81)              (0.63)             (0.19)
CLASS Y SHARES
2000(b).................          13.67                0.18*                1.25                1.43              (0.22)
2001....................          14.88                0.39*               (0.27)               0.12              (0.41)
2002(d).................          14.59                0.16*               (0.81)              (0.65)             (0.17)
UTILITIES
CLASS X SHARES
1997....................          12.94                0.39                 2.96                3.35              (0.40)
1998....................          15.84                0.37                 3.06                3.43              (0.37)
1999....................          18.71                0.34                 7.69                8.03              (0.34)
2000(a).................          26.25                0.38*               (0.79)              (0.41)             (0.40)
2001....................          23.99                0.43*               (6.45)              (6.02)             (0.45)
2002(d).................          17.10                0.25*               (2.40)              (2.15)             (0.25)
CLASS Y SHARES
2000(b).................          26.06                0.15*               (2.04)              (1.89)             (0.18)
2001....................          23.99                0.40*               (6.48)              (6.08)             (0.40)
2002(d).................          17.09                0.23*               (2.40)              (2.17)             (0.23)
DIVIDEND GROWTH
CLASS X SHARES
1997....................          16.45                0.38                 3.80                4.18              (0.38)
1998....................          19.57                0.39                 3.38                3.77              (0.39)
1999....................          22.05                0.40                (0.10)               0.30              (0.40)
2000(a).................          19.92                0.33*                0.05                0.38              (0.37)
2001....................          15.85                0.27*               (1.13)              (0.86)             (0.28)
2002(d).................          14.71                0.13*               (0.60)              (0.47)             (0.13)
CLASS Y SHARES
2000(b).................          14.14                0.10*                1.73                1.83              (0.13)
2001....................          15.84                0.23*               (1.13)              (0.90)             (0.25)
2002(d).................          14.69                0.11*               (0.60)              (0.49)             (0.11)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
BALANCED GROWTH
CLASS X SHARES
1997....................           $(0.04)               $(0.34)           $15.03           17.87%         $ 71,323
1998....................            (0.34)                (0.77)            16.38           14.41           107,852
1999....................            (1.90)                (2.38)            14.63            3.52           128,299
2000(a).................            (0.11)                (0.62)            14.90            6.37           120,911
2001....................           --                     (0.44)            14.62            1.21           116,002
2002(d).................           --                     (0.19)            13.80           (4.35)(1)       104,809
CLASS Y SHARES
2000(b).................           --                     (0.22)            14.88           10.55(1)          1,455
2001....................           --                     (0.41)            14.59            0.86             8,463
2002(d).................           --                     (0.17)            13.77           (4.46)(1)        11,197
UTILITIES
CLASS X SHARES
1997....................            (0.05)                (0.45)            15.84           26.45            50,766
1998....................            (0.19)                (0.56)            18.71           22.23            85,683
1999....................            (0.15)                (0.49)            26.25           43.71           165,368
2000(a).................            (1.45)                (1.85)            23.99           (1.91)          196,489
2001....................            (0.42)                (0.87)            17.10          (25.51)          118,964
2002(d).................           --                     (0.25)            14.70          (12.67)(1)        90,952
CLASS Y SHARES
2000(b).................           --                     (0.18)            23.99           (7.26)(1)         5,494
2001....................            (0.42)                (0.82)            17.09          (25.69)           12,471
2002(d).................           --                     (0.23)            14.69          (12.79)(1)        12,038
DIVIDEND GROWTH
CLASS X SHARES
1997....................            (0.68)                (1.06)            19.57           26.12           518,419
1998....................            (0.90)                (1.29)            22.05           19.73           723,285
1999....................            (2.03)                (2.43)            19.92            0.53           742,811
2000(a).................            (4.08)                (4.45)            15.85            5.36           619,469
2001....................           --                     (0.28)            14.71           (5.45)          527,738
2002(d).................           --                     (0.13)            14.11           (3.22)(1)       471,053
CLASS Y SHARES
2000(b).................           --                     (0.13)            15.84           13.02(1)          2,780
2001....................           --                     (0.25)            14.69           (5.71)           22,602
2002(d).................           --                     (0.11)            14.09           (3.34)(1)        28,357

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
BALANCED GROWTH
CLASS X SHARES
1997....................     0.86%              2.13%               64%
1998....................     0.71               2.87                93
1999....................     0.64               3.10                37
2000(a).................     0.64               3.29                39
2001....................     0.64               2.95                71
2002(d).................     0.65(2)            2.52(2)             54(1)
CLASS Y SHARES
2000(b).................     0.86(2)            2.90(2)             39
2001....................     0.89               2.70                71
2002(d).................     0.90(2)            2.27(2)             54(1)
UTILITIES
CLASS X SHARES
1997....................     0.76               2.83                34
1998....................     0.71               2.21                19
1999....................     0.70               1.63                31
2000(a).................     0.69               1.43                32
2001....................     0.69               2.15                49
2002(d).................     0.69(2)            3.10(2)             30(1)
CLASS Y SHARES
2000(b).................     0.95(2)            1.40(2)             32
2001....................     0.94               1.90                49
2002(d).................     0.94(2)            2.85(2)             30(1)
DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.65               2.11                26
1998....................     0.63               1.87                39
1999....................     0.60               1.86               101
2000(a).................     0.63               2.01                41
2001....................     0.62               1.79                22
2002(d).................     0.63(2)            1.74(2)             10(1)
CLASS Y SHARES
2000(b).................     0.88(2)            1.45(2)             41
2001....................     0.87               1.54                22
2002(d).................     0.88(2)            1.49(2)             10(1)

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED


                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
VALUE-ADDED MARKET
CLASS X SHARES
1997....................         $14.16             $ 0.23                $ 3.43              $ 3.66             $(0.23)
1998....................          17.56               0.22                  1.90                2.12              (0.22)
1999....................          19.19               0.22                  2.08                2.30              (0.22)
2000(a).................          20.54               0.26*                 1.95                2.21              (0.09)
2001....................          20.75               0.22*                (0.56)              (0.34)             (0.19)
2002(d).................          19.12               0.09*                (0.90)              (0.81)             (0.21)
CLASS Y SHARES
2000(b).................          18.74               0.09*                 1.89                1.98             --
2001....................          20.72               0.16*                (0.55)              (0.39)             (0.18)
2002(d).................          19.05               0.07*                (0.89)              (0.82)             (0.20)
GROWTH
CLASS X SHARES
1997....................          13.55               0.09                  3.09                3.18              (0.10)
1998....................          16.56             --                      2.16                2.16             --
1999....................          18.23              (0.02)                 6.65                6.63             --
2000(a).................          23.27              (0.02)*               (2.47)              (2.49)            --
2001....................          19.42              (0.01)*               (2.90)              (2.91)            --
2002(d).................          15.48               0.00*                (2.76)              (2.76)            --
CLASS Y SHARES
2000(b).................          23.90              (0.03)*               (4.47)              (4.50)            --
2001....................          19.40              (0.05)*               (2.90)              (2.95)            --
2002(d).................          15.42              (0.02)*               (2.75)              (2.77)            --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997....................          15.30               0.07                  4.73                4.80              (0.06)
1998....................          19.69               0.13                  5.57                5.70              (0.14)
1999....................          23.31               0.08                 11.76               11.84              (0.07)
2000(a).................          32.60               0.05*                (1.39)              (1.34)            --
2001....................          28.57               0.09*                (7.97)              (7.88)             (0.05)
2002(d).................          14.99               0.01*                (1.45)              (1.44)             (0.09)
CLASS Y SHARES
2000(b).................          29.89               0.05*                (1.39)              (1.34)            --
2001....................          28.55               0.03*                (7.95)              (7.92)             (0.05)
2002(d).................          14.93              (0.01)*               (1.44)              (1.45)             (0.06)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
VALUE-ADDED MARKET
CLASS X SHARES
1997....................           $(0.03)               $(0.26)           $17.56           26.12%         $141,316
1998....................            (0.27)                (0.49)            19.19           12.19           174,824
1999....................            (0.73)                (0.95)            20.54           12.15           189,708
2000(a).................            (1.91)                (2.00)            20.75           11.98           186,887
2001....................            (1.10)                (1.29)            19.12           (1.83)          181,881
2002(d).................           --                     (0.21)            18.10           (4.22)(1)       166,640
CLASS Y SHARES
2000(b).................           --                    --                 20.72           10.57(1)            890
2001....................            (1.10)                (1.28)            19.05           (2.04)           10,985
2002(d).................           --                     (0.20)            18.03           (4.32)(1)        15,150
GROWTH
CLASS X SHARES
1997....................            (0.07)                (0.17)            16.56           23.07            40,311
1998....................            (0.49)                (0.49)            18.23           13.22            53,504
1999....................            (1.59)                (1.59)            23.27           39.10            96,699
2000(a).................            (1.36)                (1.36)            19.42          (11.68)          132,909
2001....................            (1.03)                (1.03)            15.48          (15.23)           80,096
2002(d).................           --                    --                 12.72          (17.83)(1)        57,100
CLASS Y SHARES
2000(b).................           --                    --                 19.40          (18.83)(1)         2,536
2001....................            (1.03)                (1.03)            15.42          (15.46)            4,383
2002(d).................           --                    --                 12.65          (17.90)(1)         3,981
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997....................            (0.35)                (0.41)            19.69           31.93           230,014
1998....................            (1.94)                (2.08)            23.31           30.78           371,633
1999....................            (2.48)                (2.55)            32.60           55.81           768,751
2000(a).................            (2.69)                (2.69)            28.57           (4.42)          832,971
2001....................            (5.65)                (5.70)            14.99          (29.47)          463,012
2002(d).................           --                     (0.09)            13.46           (9.54)(1)       376,831
CLASS Y SHARES
2000(b).................           --                    --                 28.55           (4.48)(1)        13,930
2001....................            (5.65)                (5.70)            14.93          (29.67)           30,768
2002(d).................           --                     (0.06)            13.42           (9.61)(1)        30,807(2)

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
VALUE-ADDED MARKET
CLASS X SHARES
1997....................     0.58%              1.49%                8%
1998....................     0.55               1.20                14
1999....................     0.55               1.11                21
2000(a).................     0.54               1.31                 8
2001....................     0.54               1.12                 6
2002(d).................     0.54(2)            0.94(2)              6(1)
CLASS Y SHARES
2000(b).................     0.78(2)            1.02(2)              8
2001....................     0.79               0.87                 6
2002(d).................     0.79(2)            0.69(2)              6(1)
GROWTH
CLASS X SHARES
1997....................     1.01               0.13                55
1998....................     1.06               0.01               223
1999....................     0.90              (0.11)               88
2000(a).................     0.88              (0.10)               68
2001....................     0.86              (0.04)               81
2002(d).................     0.91(2)           (0.04)(2)            47(1)
CLASS Y SHARES
2000(b).................     1.14(2)           (0.34)(2)            68
2001....................     1.11              (0.29)               81
2002(d).................     1.16(2)           (0.29)(2)            47(1)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997....................     0.68               0.42               262
1998....................     0.66               0.62               325
1999....................     0.66               0.29               360
2000(a).................     0.64               0.17               426
2001....................     0.65               0.46               393
2002(d).................     0.66(2)            0.15(2)            164(1)
CLASS Y SHARES
2000(b).................     0.88(2)            0.40(2)            426
2001....................     0.90               0.21               393
2002(d).................     0.91(2)           (0.10)(2)           164(1)

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED


                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1997(c).................         $10.00             $ 0.18                $ 1.39              $ 1.57             $(0.17)
1998....................          11.40               0.06                  0.57                0.63              (0.07)
1999....................          11.86               0.06                 10.81               10.87              (0.06)
2000(a).................          22.66              (0.09)*               (5.64)              (5.73)            --
2001....................          15.38              (0.07)*               (5.52)              (5.59)            --
2002(d).................           9.79              (0.03)*               (3.15)              (3.18)            --
CLASS Y SHARES
2000(b).................          24.41              (0.05)*               (8.99)              (9.04)            --
2001....................          15.37              (0.09)*               (5.53)              (5.62)            --
2002(d).................           9.75              (0.04)*               (3.13)              (3.17)            --
GLOBAL EQUITY
CLASS X SHARES
1997....................          12.06               0.12                  0.92                1.04              (0.11)
1998....................          12.97               0.14                  1.81                1.95              (0.18)
1999....................          14.69               0.06                  4.94                5.00              (0.06)
2000(a).................          19.63               0.13*                (1.19)              (1.06)             (0.06)
2001....................          17.26               0.04*                (2.88)              (2.84)             (0.11)
2002(d).................          12.79               0.04*                (0.69)              (0.65)             (0.01)
CLASS Y SHARES
2000(b).................          18.85             --                     (1.61)              (1.61)            --
2001....................          17.24              (0.01)*               (2.86)              (2.87)             (0.10)
2002(d).................          12.75               0.02*                (0.68)              (0.66)            --
DEVELOPING GROWTH
CLASS X SHARES
1997....................          16.88               0.05                  2.27                2.32              (0.04)
1998....................          19.16               0.03                  1.69                1.72              (0.04)
1999....................          20.81               0.01                 19.23               19.24              (0.01)
2000(a).................          40.04               0.22*                (7.89)              (7.67)            --
2001....................          25.93              (0.01)*               (6.25)              (6.26)             (0.22)
2002(d).................          16.01              (0.02)*               (2.38)              (2.40)            --
CLASS Y SHARES
2000(b).................          29.79               0.09*                (3.98)              (3.89)            --
2001....................          25.90              (0.05)*               (6.25)              (6.30)             (0.21)
2002(d).................          15.95              (0.04)*               (2.37)              (2.41)            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1997(c).................           $--                   $(0.17)           $11.40           15.84%(1)      $ 19,236
1998....................            (0.10)                (0.17)            11.86            5.67            28,198
1999....................            (0.01)                (0.07)            22.66           92.10            84,949
2000(a).................            (1.55)                (1.55)            15.38          (27.56)          116,991
2001....................           --                    --                  9.79          (36.39)           55,488
2002(d).................           --                    --                  6.61          (32.48)(1)        32,525
CLASS Y SHARES
2000(b).................           --                    --                 15.37          (36.83)(1)         4,895
2001....................           --                    --                  9.75          (36.56)           11,410
2002(d).................           --                    --                  6.58          (32.51)(1)         8,994
GLOBAL EQUITY
CLASS X SHARES
1997....................            (0.02)                (0.13)            12.97            8.66           102,229
1998....................            (0.05)                (0.23)            14.69           15.11           125,522
1999....................           --                     (0.06)            19.63           34.14           173,743
2000(a).................            (1.25)                (1.31)            17.26           (5.93)          171,523
2001....................            (1.52)                (1.63)            12.79          (17.22)          118,747
2002(d).................           --                     (0.01)            12.13           (5.09)(1)       102,247
CLASS Y SHARES
2000(b).................           --                    --                 17.24           (8.54)(1)           883
2001....................            (1.52)                (1.62)            12.75          (17.38)            3,825
2002(d).................           --                    --                 12.09           (5.18)(1)         4,101
DEVELOPING GROWTH
CLASS X SHARES
1997....................           --                     (0.04)            19.16           13.77            82,690
1998....................            (0.03)                (0.07)            20.81            9.04            81,625
1999....................           --                     (0.01)            40.04           92.52           160,595
2000(a).................            (6.44)                (6.44)            25.93          (21.61)          142,640
2001....................            (3.44)                (3.66)            16.01          (25.49)           85,513
2002(d).................           --                    --                 13.61          (14.99)(1)        65,362
CLASS Y SHARES
2000(b).................           --                    --                 25.90          (13.06)(1)         1,716
2001....................            (3.44)                (3.65)            15.95          (25.67)            2,973
2002(d).................           --                    --                 13.54          (15.11)(1)         2,996

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1997(c).................    --   %(3)           1.77%(2)(3)        104%(1)
1998....................    --   (3)            0.58(3)            323
1999....................     0.20(3)            0.37(3)            318
2000(a).................     0.79              (0.41)               21
2001....................     0.80              (0.63)               16
2002(d).................     0.85(2)           (0.73)(2)             3(1)
CLASS Y SHARES
2000(b).................     1.02(2)           (0.62)(2)            21
2001....................     1.05              (0.88)               16
2002(d).................     1.10(2)           (0.98)(2)             3(1)
GLOBAL EQUITY
CLASS X SHARES
1997....................     1.13               0.91                87
1998....................     1.10               1.01                80
1999....................     1.08               0.36                79
2000(a).................     1.06               0.68                68
2001....................     1.07               0.29                89
2002(d).................     1.07(2)            0.57(2)             29(1)
CLASS Y SHARES
2000(b).................     1.29(2)            0.02(2)             68
2001....................     1.32               0.04                89
2002(d).................     1.32(2)            0.32(2)             29(1)
DEVELOPING GROWTH
CLASS X SHARES
1997....................     0.60               0.26               149
1998....................     0.59               0.19               193
1999....................     0.58               0.06               178
2000(a).................     0.56               0.66               207
2001....................     0.59              (0.05)              196
2002(d).................     0.62(2)           (0.32)(2)           135(1)
CLASS Y SHARES
2000(b).................     0.83(2)            0.74(2)            207
2001....................     0.84              (0.30)              196
2002(d).................     0.87(2)           (0.57)(2)           135(1)

Morgan Stanley Select Dimensions Investment Series
Financial Highlights CONTINUED


                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
FOR THE YEAR                    BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
ENDED DECEMBER 31               OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------               ---------        -------------        --------------        ----------        ------------
EMERGING MARKETS
CLASS X SHARES
1997....................         $11.20             $ 0.06                $ 0.11              $ 0.17             $(0.06)
1998....................          11.31               0.07                 (3.33)              (3.26)             (0.07)
1999....................           7.91             --                      6.60                6.60             --
2000(a).................          14.49              (0.02)*               (4.12)              (4.14)            --
2001....................          10.35               0.22*                (0.59)              (0.37)            --
2002(d).................           9.98               0.15*                 0.09                0.24              (0.19)

----------------------------

 (A) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (B)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

 (C) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.

 (D)  FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED).

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.

 ++   DISTRIBUTION FROM PAID-IN CAPITAL.

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME
      (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
                                DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
FOR THE YEAR                         TO                   AND              END OF           TOTAL           PERIOD
ENDED DECEMBER 31               SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------------               -------------        -------------        ---------        -------        ----------
EMERGING MARKETS
CLASS X SHARES
1997....................           $--                   $(0.06)           $11.31            1.27%         $23,815
1998....................            (0.07)++              (0.14)             7.91          (29.03)          13,272
1999....................            (0.02)++              (0.02)            14.49           83.53           22,889
2000(a).................           --                    --                 10.35          (28.57)          13,223
2001....................           --                    --                  9.98           (3.38)          10,465
2002(d).................           --                     (0.19)            10.03            2.21(1)         9,814

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
                                               NET             PORTFOLIO
FOR THE YEAR                               INVESTMENT          TURNOVER
ENDED DECEMBER 31         EXPENSES        INCOME (LOSS)          RATE
-----------------         --------        -------------        ---------
EMERGING MARKETS
CLASS X SHARES
1997....................     1.71%              0.49%               91%
1998....................     1.73               0.72               116
1999....................     1.84              (0.03)               82
2000(a).................     1.54              (0.12)               47
2001....................     1.54               1.59                16
2002(d).................     1.58(2)            2.48(2)              6(1)

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder
              James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                         Independent Auditors
    ------------------------------------------------          ------------------------------------------------
                  Morgan Stanley Trust                                     Deloitte & Touche LLP
         Harborside Financial Center--Plaza Two                          Two World Financial Center
             Jersey City, New Jersey 07311                                New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisors
          ------------------------------------------------------------
          Capital Opportunities, North American Government Securities
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                Growth Portfolio
                                 --------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

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